UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10385

Pacific Funds

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President and Investment Counsel of

Pacific Life Insurance Company

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington D.C. 20006-2401

Registrant's telephone number, including area code: (949) 219-6767

Date of fiscal year end: March 31

Date of reporting period: April 1, 2004 – March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Annual Report to Shareholders of the Pacific Funds for the fiscal year ended March 31, 2005.

As of March 31, 2005

ANNUAL REPORT

PACIFIC FUNDS

PACIFIC FUNDS

To Our Pacific Funds Shareholders:

        We’ve prepared the enclosed investment results for each of the funds for the past 12 months. Each of the fund managers has prepared a discussion regarding the performance of the funds they manage, including commentary discussing positive and negative factors affecting performance.

        The opinions contained in this report are those of the fund managers as of March 31, 2005, and are subject to change at any time. Market and economic conditions and portfolio holdings and investment sectors are subject to change daily. All information provided is for informational purposes only and should not be construed as a recommendation to buy or sell any particular security or fund.

        Thank you for investing in Pacific Funds. We appreciate your confidence and look forward to serving your financial needs in the years to come.

Thomas C. Sutton Chairman of the Board	Glenn S. Schafer President
A-1

PACIFIC FUNDS PERFORMANCE DISCUSSION

The Portfolio Optimization Funds
PF Portfolio Optimization Models A – E

       The Portfolio Optimization Funds are five funds, PF Portfolio Optimization Models A – E, which commenced operations on December 31, 2003. The five PF Portfolio Optimization funds invest in various Pacific Funds to achieve specified target asset allocations to accomplish the risk/return profile for that particular PF Portfolio Optimization Model fund. Each PF Portfolio Optimization Model fund is designed to optimize returns for a given level of risk or minimize risk for a given level of return. The market conditions noted below affected each of the PF Portfolio Optimization Model funds.

Market Conditions

       The U.S. gross domestic product (GDP) grew at a 3.8% rate during the fourth quarter of 2004 and a 4.4% rate for the entire year of 2004, showing that the current economic environment is strong. Corporate profitability remains high, growing at a 15.7% rate during 2004, which provides a sound foundation for equity markets in 2005. Going forward however, higher interest rates and higher energy prices may slow the economy. These concerns, along with slower than expected employment growth, held back the broad stock market during the first quarter of 2005. The Federal Reserve Board (Fed) continued its stated policy of “measured” interest rate increases, instituting two 25 basis point (0.25%) rate hikes in 2005 to bring the Federal Funds rate to 2.75%. Crude oil prices rose from $41.65 to $55.40 by the end of the first quarter of 2005.

       Over the past twelve months ended March 31, 2005, all of the major indexes have experienced positive performance. Generally, domestic and international equities outperformed fixed income securities, while international equities outperformed domestic equities. Within domestic equities, value-oriented stocks outperformed growth-oriented stocks and large-capitalization stocks outperformed small-capitalization stocks.

       Despite a negative first quarter of 2005, we at Pacific Life Insurance Company (Pacific Life) believe long-term investors should maintain a diversified portfolio stance, which includes exposure to multiple asset classes, to diversify risk.

Performance

       Since the performance of each PF Portfolio Optimization Model fund is a composite of the performance of each of the underlying funds in which it invests, which includes money market, a variety of bond, a variety of domestic equity, and possibly international funds, there is no one broad-based industry index to use as a comparison to a PF Portfolio Optimization Model fund’s performance. Therefore, we have provided information regarding two broad-based indices to use to compare to each fund’s performance.

       In addition, to assist in performance comparisons, composite benchmark indices were constructed for each PF Portfolio Optimization Model fund, each comprised of the four broad-based indices shown below. The composite benchmark indices were constructed with allocations to each asset class that correspond to the target allocations for the Portfolio Optimization funds. The percentage allocation of the four broad-based indices in each model composite benchmark index is noted in the footnote to each performance graph. However, the actual allocation of any Portfolio Optimization fund will naturally vary from these targets as a result of market performance over time.

       The one-year performance of these four broad-based indices is shown in the table below. The Pacific Funds performance listed is net of all fund expenses.

Broad-Based Indices	1-Year Performance as of 3-31-05

Standard & Poor’s 500 Composite Stock Price Index
(S&P 500 Index)** (U.S. Stocks)	6.69%
Morgan Stanley Capital International Europe
Australasia Far East Index (MSCI EAFE
Index)** (International Stocks)	15.06%
Lehman Brothers Government/Credit Index**
(Fixed Income)	0.40%
Merrill Lynch 3-Month U.S. T-Bill Index** (Cash)	1.67%

       It should be noted that the benchmark indices for the underlying Pacific Funds may differ from the Portfolio Optimization broad-based indices.

       The Portfolio Optimization funds had investments in the following underlying funds, which helped performance as compared to the broad-based indices above.

Underlying Funds	1-Year Performance as of 3-31-05

PF Van Kampen Mid-Cap Growth Class A*
(U.S. Stocks)	11.49%
PF Van Kampen Comstock Class A*
(U.S. Stocks)	11.08%
PF PIMCO Inflation Managed Class A*
(Fixed Income)	1.99%
PF PIMCO Managed Bond Class A*
(Fixed Income)	0.56%

The Portfolio Optimization funds had investments in the following underlying funds, which hurt performance as compared to the broad-based indices above.

Underlying Funds	1-Year Performance as of 3-31-05

PF Goldman Sachs Short Duration Bond
Class A* (Fixed Income)	-1.34%
PF AIM Blue Chip Class A* (U.S. Stocks)	-0.49%
PF Salomon Brothers Large-Cap Value
Class A* (U.S. Stocks)	3.78%
PF MFS International Large-Cap Class A*
(International Stocks)	12.73%

A-2	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Portfolio Optimization Model A

Q.   How did the fund perform over the year ended March 31, 2005?

A.  For the year ended March 31, 2005, the fund’s Class A returned 1.74%* compared to a 6.69%** return for the S&P 500 Index, a 0.40%** return for the Lehman Brothers Government/Credit Index, and a 2.38%(1) return for the Model A Composite Benchmark Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Portfolio Optimization Model A	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	1.74%	1.25%	1.18%
With maximum sales charge***	-3.85%	-3.75%	0.18%
Lehman Brothers
Government/Credit Index**	0.40%
S&P 500 Index**	6.69%
Model A Composite Benchmark(1)	2.38%
Since Inception:
Without sales charge*	2.61%	2.13%	1.99%
With maximum sales charge***	-1.92%	-1.07%	1.99%
Lehman Brothers
Government/Credit Index**	2.78%
S&P 500 Index**	6.74%
Model A Composite Benchmark(1)	3.85%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q.   Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model A invests primarily in a diverse group of four fixed income funds, with small allocations to domestic and international equity funds. Since its launch on December 31, 2003, the fund’s net assets have grown to over $18 million.

        The fund’s allocations to the money market and fixed income funds, which represent a combined target allocation of 79% of the overall fund, held back fund performance. Generally, longer maturity issues outperformed shorter maturities over the period. The fund’s significant allocation to the PF Goldman Sachs Short Duration Bond Fund underperformed the Lehman Brothers Government/Credit Index while longer-term investments in the PF PIMCO Inflation Managed Fund helped performance.

        Overall, the fund’s limited domestic equity allocations, although positive, underperformed when compared to the S&P 500 Index.

PF Portfolio Optimization Model B

Q.   How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 3.28%* compared to a 6.69%** return for the S&P 500 Index, a 0.40%** return for the Lehman Brothers Government/Credit Index, and a 4.12%(2) return for the Model B Composite Benchmark Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

A-3	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Portfolio Optimization Model B	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	3.28%	2.69%	2.70%
With maximum sales charge***	-2.40%	-2.31%	1.70%
Lehman Brothers
Government/Credit Index**	0.40%
S&P 500 Index**	6.69%
Model B Composite Benchmark(2)	4.12%
Since Inception:
Without sales charge*	3.77%	3.21%	3.22%
With maximum sales charge***	-0.81%	0.02%	3.22%
Lehman Brothers
Government/Credit Index**	2.78%
S&P 500 Index**	6.74%
Model B Composite Benchmark(2)	5.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q.   Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model B invests the majority of its assets in a diverse group of four fixed income funds, with the remaining allocations invested in domestic and international equity funds. Since its launch on December 31, 2003, the fund’s net assets have grown to over $41 million.

        The fund’s allocations to money market and fixed income funds, which represent a combined target allocation of 56% of the overall fund, held back fund performance. Generally, longer maturity issues outperformed shorter maturities during the quarter. The fund’s investment in the PF Goldman Sachs Short Duration Bond Fund underperformed the Lehman Brothers Government/Credit Index, while longer-term investments in the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund helped performance.

        Overall, the fund’s limited domestic equity allocations, although positive, underperformed when compared to the S&P 500 Index.

PF Portfolio Optimization Model C

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 5.09%* compared to a 6.69%** return for the S&P 500 Index, a 0.40%** return for the Lehman Brothers Government/Credit Index, and a 5.50%(3) return for the Model C Composite Benchmark Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Portfolio Optimization Model C	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	5.09%	4.55%	4.53%
With maximum sales charge***	-0.69%	-0.45%	3.53%
Lehman Brothers
Government/Credit Index**	0.40%
S&P 500 Index**	6.69%
Model C Composite Benchmark(3)	5.50%
Since Inception:
Without sales charge*	5.21%	4.70%	4.60%
With maximum sales charge***	0.57%	1.52%	4.60%
Lehman Brothers
Government/Credit Index**	2.78%
S&P 500 Index**	6.74%
Model C Composite Benchmark(3)	6.47%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q.   Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A.   PF Portfolio Optimization Model C invests in a diverse group of eight domestic and international equity funds, with smaller allocations to fixed income and money market funds. Since its launch on December 31, 2003, the fund’s net assets have grown to over $125 million.

       The fund’s domestic equity allocations, representing 45% of the fund’s target allocations, although positive, detracted from fund performance compared to the S&P 500 Index. Generally, value-oriented stocks drove performance during the past year. The fund’s investments in the PF Van Kampen Comstock Fund

A-4	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

and the PF Van Kampen Mid-Cap Growth Fund outperformed relative to the S&P 500 Index.

        The fund’s allocations to the international equity funds, which represent a combined target allocation of 18% of the overall fund, held back fund performance. In particular, the fund’s investment in the PF MFS International Large-Cap Fund underperformed relative to the MSCI EAFE Index.

PF Portfolio Optimization Model D

Q.   How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 6.26%* compared to a 6.69%** return for the S&P 500 Index, a 0.40%** return for the Lehman Brothers Government/Credit Index, and a 7.14%(4) return for the Model D Composite Benchmark Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Portfolio Optimization Model D	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	6.26%	5.79%	5.72%
With maximum sales charge***	0.40%	0.79%	4.72%
Lehman Brothers
Government/Credit Index**	0.40%
S&P 500 Index**	6.69%
Model D Composite Benchmark(4)	7.14%
Since Inception:
Without sales charge*	5.90%	5.44%	5.31%
With maximum sales charge***	1.23%	2.27%	5.31%
Lehman Brothers
Government/Credit Index**	2.78%
S&P 500 Index**	6.74%
Model D Composite Benchmark(4)	7.77%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q.   Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model D invests primarily in a diverse group of nine domestic and international equity funds, with small allocations to three fixed income funds. Since its launch on December 31, 2003, the fund’s net assets have grown to over $111 million.

        The fund’s domestic equity allocations, representing 57% of the fund’s target allocations, although positive, detracted from fund performance compared to the S&P 500 Index. Generally, value-oriented stocks drove performance during the past year. The fund’s investments in the PF Van Kampen Comstock Fund and the PF Van Kampen Mid-Cap Growth Fund outperformed relative to the S&P 500 Index. The fund’s investments in the PF AIM Blue Chip Fund held back performance relative to the S&P 500 Index.

        The fund’s international equity allocations, representing 25% of the fund’s target allocation, also held back portfolio performance. The fund’s investment in the PF MFS International Large-Cap Fund trailed the MSCI EAFE Index.

        The fund’s target allocations to fixed income funds, representing 18% of the fund’s target allocations, contributed positively to fund performance relative to the Lehman Brothers Government/Credit Index.

A-5	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Portfolio Optimization Model E

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 7.17%* compared to a 6.69%** return for the S&P 500 Index, a 0.40%** return for the Lehman Brothers Government/Credit Index, and a 8.28%(5) return for the Model E Composite Benchmark Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Portfolio Optimization Model E	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	7.17%	6.75%	6.75%
With maximum sales charge***	1.25%	1.75%	5.75%
Lehman Brothers
Government/Credit Index**	0.40%
S&P 500 Index**	6.69%
Model E Composite Benchmark(5)	8.28%
Since Inception:
Without sales charge*	6.38%	5.95%	5.95%
With maximum sales charge***	1.69%	2.79%	5.95%
Lehman Brothers
Government/Credit Index**	2.78%
S&P 500 Index**	6.74%
Model E Composite Benchmark(5)	8.59%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q.   Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A.   PF Portfolio Optimization Model E invests primarily in a diverse group of nine domestic and international equity funds. Since its launch on December 31, 2003, the fund’s net assets have grown to over $41 million.

       The fund’s domestic equity allocations, representing 68% of the fund’s target allocations, although positive, detracted from fund performance compared to the S&P 500 Index. Generally, value-oriented stocks drove performance during the period. The fund’s investments in the PF Van Kampen Comstock Fund and the PF Van Kampen Mid-Cap Growth Fund outperformed relative to the S&P 500 Index, while the fund’s investments in the PF AIM Blue Chip Fund held back performance relative to the S&P 500 Index.

       The fund’s international equity allocations, representing 29% of the fund’s target allocation, held back portfolio performance. The fund’s investment in the PF MFS International Large-Cap Fund trailed the MSCI EAFE Index.

PF AIM Blue Chip Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned –0.49%* compared to a 6.69%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

A-6	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Average Annual Total Returns for the Periods Ended March 31, 2005

PF AIM Blue Chip Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	-0.49%	-0.89%	-0.89%
With maximum sales charge***	-5.94%	-5.85%	-1.89%
S&P 500 Index**	6.69%
3 Year Total Return:
Without sales charge*	-2.56%	-3.01%	-3.02%
With maximum sales charge***	-4.38%	-4.33%	-3.02%
S&P 500 Index**	2.74%
Since Inception:
Without sales charge*	0.53%	0.04%	0.03%
With maximum sales charge***	-1.08%	-0.82%	0.03%
S&P 500 Index**	5.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the one-year period ending March 31, 2005, investors started out by focusing on election year politics and the instability in Iraq, and later shifted their attention to the rise in oil prices and fears of inflation. The equity markets posted modest gains, and the U.S. economy grew at a healthy pace. The NASDAQ Composite Stock Index (NASDAQ) posted a slight gain of 0.25%**, the Dow Jones Industrial Average (DJIA) returned 3.79%**, and the S&P 500 Index increased by 6.69%**. The final reading of fourth quarter 2004 GDP growth was unrevised at 3.8%, and early estimates for the first quarter of 2005 predict a growth rate between 3% and 4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management (ISM) index, a measure of manufacturing activity, remained above 50 during the entire one-year period, finishing the month of March at 55.2. Any reading above 50 indicates growth in the sector and March marks the twenty-second consecutive month of growth. Within this most recent report, however, prices paid spiked higher due to rising energy prices. Higher prices were evident in the core finished goods producer price index (Core PPI), which rose in January and February, and increased the twelve-month core finished goods inflation rate to 2.8%, its highest level since May 1992.

The overall employment picture improved throughout the year as the unemployment rate fell to 5.2% by the end of March. Job creation improved during this period, although the payroll figures were volatile, ranging dramatically from month to month.

Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board’s Index of Consumer Confidence finished the period at 102.4 in March, off its July peak, but still quite strong due to a positive consumer outlook. Consumer spending also remained healthy, despite rising energy costs and creeping inflation.

       During the period, the fund’s investment strategy blended two complimentary investment disciplines with a focus on quality market leaders. We at A I M Capital Management, Inc. (AIM) seek companies with attractive growth profiles, focusing on sustainable, long-term earnings growth for the fund. We also seek companies that are trading at attractive valuations relative to their earnings fundamentals and growth prospects. Finally, we focus on high-quality companies that are well-established market leaders, with solid financial positions and strong business franchises. On average, the fund held overweight positions in the information technology and industrials sectors, and held underweight positions in the consumer staples, energy, financials, telecommunication services, and utilities sectors relative to the benchmark during the one-year period.

       Holdings in information technology stocks were detractors to fund performance, as this was the worst performing sector for this period. Energy stocks performed very well during the one-year period due to the increasing price of oil, but the fund’s underweight position in this sector detracted significantly from relative performance. Stock picks in consumer staples and industrials also detracted from the fund’s return when compared to the benchmark during the period. Although these sectors detracted from relative performance, energy and industrials stocks made the largest positive contributions to the fund’s overall return.

Over the past year, the value style of investing continued to significantly outperform the growth style and mid-capitalization stocks continued to outperform large-capitalization stocks. This environment also worked against the fund, as it maintains a consistent, disciplined approach of seeking out high-quality, large-capitalization growth companies that are reasonably priced.

The top five contributors to the fund’s return for the one-year period were Exxon Mobil Corp., UnitedHealth Group Inc., Johnson & Johnson, General Electric Co., and Canadian National Railway Co. The top five detractors to fund performance were Pfizer Inc., Cisco Systems, Inc., American International Group, Inc., Wal-Mart Stores, Inc., and Citigroup Inc.

A-7	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF AIM Aggressive Growth Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 4.54%* compared to a 8.31%** return for its benchmarks, the Russell Midcap Growth Index and a 3.91%** return for the Russell 2500 Growth Index. The fund’s benchmark was changed to the Russell Midcap Growth Index due to the fund’s style of investing in mid-capitalization growth-oriented companies. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF AIM Aggressive Growth Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	4.54%	3.97%	4.06%
With maximum sales charge***	-1.20%	-1.03%	3.06%
Russell Midcap Growth Index**	8.31%
Russell 2500 Growth Index**	3.91%
3 Year Total Return:
Without sales charge*	1.20%	0.72%	0.78%
With maximum sales charge***	-0.70%	-0.61%	0.78%
Russell Midcap Growth Index**	6.19%
Russell 2500 Growth Index**	5.43%
Since Inception:
Without sales charge*	5.72%	5.20%	5.26%
With maximum sales charge***	4.03%	4.44%	5.26%
Russell Midcap Growth Index**	12.17%
Russell 2500 Growth Index**	10.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the one-year period ending March 31, 2005, investors started out by focusing on election year politics and the instability in Iraq, and later shifted their attention to the rise in oil prices and fears of inflation. The equity markets posted modest gains, and the U.S. economy grew at a healthy pace. The NASDAQ posted a slight gain of 0.25%**, the DJIA returned 3.79%**, and the S&P 500 Index increased by 6.69%**. Mid-capitalization stocks outperformed large- and small-capitalization stocks, and the value style of investing outperformed the growth style of investing for the one-year period. The final reading of fourth quarter 2004 GDP growth was unrevised at 3.8%, and early estimates for the first quarter of 2005 predict a growth rate between 3% and 4%.

Manufacturing activity was robust as the widely recognized ISM index remained above 50 during the entire one-year period, finishing the month of March at 55.2. Any reading above 50 indicates growth in the sector and March marks the twenty-second consecutive month of growth. Within this most recent report, however, prices paid spiked higher due to rising energy prices. Higher prices were evident in the Core PPI, which rose in January and February, and increased the twelve-month core finished goods inflation rate to 2.8%, its highest level since May 1992.

The overall employment picture improved throughout the year as the unemployment rate fell to 5.2% by the end of March. Job creation improved during this period, although the payroll figures were volatile, ranging dramatically from month to month.

Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board’s Index of Consumer Confidence finished the period at 102.4 in March, off its July peak, but still quite strong due to a positive consumer outlook. Consumer spending also remained healthy, despite rising energy costs and creeping inflation.

       Stock selection in the health care and consumer discretionary sectors were detractors to fund performance during the period. Within the health care sector, stock picks in biotechnology detracted the most from performance when compared to the benchmark, while holdings in hotels, restaurants, and leisure companies detracted the most from performance within the consumer discretionary sector. The fund’s underweight position relative to the benchmark in the energy sector also hurt relative performance, as this sector performed very well during the year. In contrast, the information technology sector contributed significantly to the fund’s return when compared to the benchmark. Within this sector, semiconductors and semiconductor equipment stocks added the most value relative to the benchmark. On an absolute basis, the information technology, financials, and consumer

A-8	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

discretionary sectors made the largest contributions to fund performance during the year.

       Sector exposure in the fund is a result of AIM’s bottom-up stock selection process in the context of prudent risk management. During the period, the fund’s holdings in health care and materials stocks were significantly increased, and the number of holdings in consumer discretionary and information technology stocks were decreased.

       The top five contributors to fund performance for the year were Textron Inc., Alliance Data Systems Corp., CB Richard Ellis Group, Inc., Investors Financial Services Corp., and Staples, Inc. The top five detractors to fund performance were Sirva Inc., Corinthian Colleges, Inc., Taro Pharmaceutical Industries Ltd., Omnicare, Inc., and New York Community Bancorp, Inc.

PF Goldman Sachs Short Duration Bond Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned –1.34%* compared to a –0.35%** return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Merrill Lynch 1-3 Year Treasury Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Goldman Sachs Short Duration Bond Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	-1.34%	-1.77%	-1.81%
With maximum sales charge***	-6.78%	-6.65%	-2.78%
Merrill Lynch 1-3 Year
Treasury Index**	-0.35%
Since Inception:
Without sales charge*	-0.36%	-0.79%	-0.82%
With maximum sales charge***	-4.75%	-3.96%	-0.82%
Merrill Lynch 1-3 Year
Treasury Index**	0.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Treasury yield curve flattened dramatically over the reporting period with shorter to intermediate term yields rising more than long-term yields. Consequently, the long end of the curve (ten years and longer) significantly outperformed the short to intermediate portion of the curve. Short-term interest rates rose in response to the Fed’s cumulative 175 basis point increase in the Federal Funds rate and longer-term interest rates rose less, due to mixed economic data, rising oil prices, and continued geopolitical uncertainty. The Federal Funds rate began the reporting period at 1.00% and closed at 2.75%.

       At the beginning of the period, a series of unexpectedly strong monthly non-farm payroll data releases and evidence of inflationary pressures sparked increased optimism of economic growth and drove a sell-off across the broader fixed income market. In response to these indications of economic strength, at its June 30, 2004 meeting, the Fed raised the overnight lending rate by 25 basis points to 1.25%, its first rate hike since April 2000. The markets then turned to rising oil prices as a general theme during the summer months leading into fall, interpreting rising energy prices as a check on growth rather than inflationary. Rising oil prices stemmed from supply uncertainty, hurricane weather, and continued violence in Iraq. Increased concerns over inflationary pressures and expectations of continued (and possibly accelerated) Fed tightening drove interest rates higher at the end of the reporting period. The Fed raised rates a total of seven times over the one-year period.

       A combination of top-down and bottom-up strategies were the primary drivers of fund performance over the period. Top-down strategies for the fund included active sector rotation, duration, and yield curve management. Over the period, the fund was positioned defensively. In particular, a modestly shorter duration was maintained relative to the benchmark, based on Goldman Sachs Asset Management L.P.’s belief that interest rates would move higher. Despite detracting from fund performance in the months that yields rallied on the back of

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

mixed economic data, our short duration strategy was an overall contributor to returns as interest rates ended the period higher. Our sector strategy, which concentrated on the high quality segments of the fixed income market, namely Treasuries and agency debentures, also positively impacted fund returns. The largest weighting in the fund during the period was in the Agency sector where we continue to find attractive values relative to Treasuries.

PF Janus Growth LT Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 2.90%* compared to a 6.69%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Janus Growth LT Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	2.90%	2.44%	2.45%
With maximum sales charge***	-2.74%	-2.56%	1.45%
S&P 500 Index**	6.69%
3 Year Total Return:
Without sales charge*	1.02%	0.61%	0.48%
With maximum sales charge***	-0.86%	-0.72%	0.48%
S&P 500 Index**	2.74%
Since Inception:
Without sales charge*	1.87%	1.45%	1.36%
With maximum sales charge***	0.24%	0.62%	1.36%
S&P 500 Index**	5.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. We at Janus Capital Management LLC continue to manage the fund for shareholders who want more aggressive long-term exposure to the equity markets. We tend to gravitate to companies that we believe have good growth trends and sustainable competitive advantages within the large- and mid-capitalization areas of the market. During this somewhat volatile period, we made a conscious effort to better balance the fund’s exposure across an assortment of sectors, with the intention of reducing the risk tied to the market’s frequent sector rotations. During the period, the investment team sought out more steady-growth businesses for the fund, as the yield curve on federal debt issues suggested a slow down in the economy.

       Detractors to fund performance during the period were a smaller position than the benchmark in the energy sector, which enjoyed increased profits as oil prices spiked to record highs. Weak performances by select holdings in information technology also held back fund performance. Technology leader Cisco Systems, Inc. fell short during the period as a result of sluggish enterprise spending. On the positive side, Cisco continues to aggressively repurchase its own stock, thereby shrinking the number of outstanding shares. This tactic typically helps companies succeed over time. Furthermore, we believe Cisco will be the beneficiary of both a recovery in corporate networking spending where it has leading market share and increasing market share in telecommunications network spending. With this in mind, we are willing to exercise patience with regards to Cisco.

       Another weak performer for the twelve-month period was Samsung Electronics Co. Ltd., South Korea’s top electronics and semiconductor chip maker. Though investors have recently shied away from such high-growth and presumably high-risk names, we believe the semiconductor industry has sizable growth potential due to lower inventories and the chance for a rebound in capital spending. As such, during the first quarter of 2005, Samsung posted an impressive gain, rewarding our confidence in semiconductor makers and bouncing past its U.S. counterparts, Texas Instruments Inc. and Intel Corp. While these two companies also had a solid quarter, they did not outperform to the extent that Samsung did.

       Meanwhile, a number of the fund’s investments in media stocks, as well as consumer discretionary stocks, contributed to fund performance. The fund’s “fallen-growth” names (former growth companies that currently are either restructuring or refocusing their businesses) by definition require considerable patience. In that group is Liberty Media Corp. “A”. Earlier in 2004, Chief Executive Officer John Malone took steps to simplify the media conglomerate’s complex structure by spinning off its growing stable of international holdings into a new enterprise, Liberty Media International, Inc. “A”. For years, investors had avoided Liberty Media’s stock because it proved too difficult to calculate the value of the company’s myriad

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

assets, which include QVC, the Discovery Channel and News Corp., as well as European and Japanese cable operations. Separating Liberty’s fast-growing, capital-intensive international properties from its mature, cash-generating U.S. businesses has unlocked the upside of each, doubly rewarding the fund.

       Meanwhile, Starwood Hotels & Resorts Worldwide, Inc. moved ahead as interest in another leisure activity - travel - finally started to pick up three years after the September 11 terrorist attacks. With the discretionary income that a stronger economy affords them, Americans are flocking to foreign destinations as near as Canada and as far as India. At the same time, a weak dollar is attracting foreigners eager to visit big-draw East Coast cities like New York, Boston and Orlando. We are pleased to see that Starwood’s 700-plus hotels, operated under several brand names including St. Regis, Sheraton and Westin, are benefiting from this pent-up demand and the increasingly higher room rates that demand is driving.

As always, the investment team will comb every corner of the market for companies that can further enhance diversification as they help achieve an optimal balance between risk and reward.

PF Lazard Mid-Cap Value Fund

Q. How did the fund perform for the period ended March 31, 2005?

A.  The fund commenced operations on December 31, 2004. For the period since inception through March 31, 2005, the fund’s Class A returned –1.00%* compared to a –0.25%** return for its benchmark, the Russell Midcap Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Russell Midcap Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Total Returns (Non-Annualized) for the Period Ended March 31, 2005

PF Lazard Mid-Cap Value Fund	Class A	Class B	Class C

Since Inception:
Without sales charge*	-1.00%	-1.10%	-1.10%
With maximum sales charge***	-6.43%	-6.05%	-2.09%
Russell Midcap Index**	-0.25%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. U.S. markets whipsawed during the quarter, as declines in January 2005 were erased by gains in February, finally ending the quarter modestly negative. During the March Federal Open Market Committee (FOMC) meeting, the Fed cited increasing inflation pressures and evidence of pricing power, which led investors to believe that more aggressive monetary tightening might lie ahead. This renewed fear of inflation caused the market to decline in March, impacting more cyclical stocks, especially commodity producers. Large-capitalization stocks handily outperformed small-capitalization stocks during the quarter. However, mid-capitalization stocks continued to outperform both large- and small-capitalization stocks. Merger activity during the quarter was strong, with about thirty-four mergers greater than $1 billion occurring, totaling over $200 billion combined. From a sector perspective, defensive stocks, such as consumer staples and utilities, held up while pharmaceutical stocks did not. Overall, technology stocks lagged, but semiconductor stocks were stronger as the outlook for demand improved. A profit warning from General Motors Corp. weighed heavily on consumer durables, causing stocks within the auto sector to decline. Once again, energy was the best performing sector as the price of oil rebounded, ending the first quarter of 2005 slightly off its 2004 peak.

       During the period, the fund benefited from stock selection in the telecommunication services sector, as two of the fund’s holdings were takeover targets. Verizon Communications Inc. made a bid for MCI Inc., and Alltel Corp. agreed to purchase Western Wireless Corp. “A”. Conversely, stock selection in the consumer discretionary sector detracted from fund performance as one of the fund’s largest holdings, Westwood One, Inc. declined after reporting disappointing earnings. We at Lazard Asset Management LLC (Lazard) remain positive on the stock’s long-term ability to generate strong returns, and believe that the consensus expectation for long-term growth in radio is too low. Stock selection in the consumer durables sector also hurt fund performance, as Lear Corp. shares declined due to slowing production at General Motors Corp. However, we believe that this situation should improve later in the year as new sport utility vehicle production begins.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Lazard International Value Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 13.13%* compared to a 15.06%** return for its benchmark, the MSCI EAFE Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the MSCI EAFE Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Lazard International Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	13.13%	12.59%	12.59%
With maximum sales charge***	6.93%	7.59%	11.59%
MSCI EAFE Index**	15.06%
3 Year Total Return:
Without sales charge*	7.09%	6.53%	6.53%
With maximum sales charge***	5.08%	5.34%	6.53%
MSCI EAFE Index**	11.47%
Since Inception:
Without sales charge*	9.32%	8.75%	8.74%
With maximum sales charge***	7.57%	8.05%	8.74%
MSCI EAFE Index**	12.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Over the last twelve months, ending March 31, 2005, the major influences on international stocks were the tightening monetary policy in the U.S., which engendered concerns about rising inflation, uncertainty over the outcome of the U.S. presidential election, rising crude oil prices, and concerns over the sustainability of growth in China. The impact on international markets, regarding the U.S. monetary policy, has been a gradual global reduction in investors’ risk tolerance. International stocks ended flat and slightly negative in the first six months of the period, rallying strongly in the third quarter, before ending the period modestly positive, in local currency terms. Europe managed to generate modest gains in the first six months of the period. In the next six months, the twelve-country euro region was among the benchmark’s best performers, although United Kingdom (U.K.) stocks trailed the other European regions. This rally started right after the U.S. presidential election, as uncertainty over the election’s outcome, as well as its definitiveness, was lifted. Japan’s economic recovery appeared to stall, as Japanese stocks were weak for the first three months of the period, fell sharply during the next three months, and then lagged for the remainder of the year, even as the yen reached a four-year high. Throughout the period, small- and mid-capitalization stocks outperformed larger-capitalization stocks, with small-capitalization stocks continuing their almost five-year run of outperformance. The energy sector was the best performer for the period, although it lagged the broad market in October, November, and December of 2004 when oil prices had crested.

       During the twelve-month period ending March 31, 2005, the fund benefited from stock selection, particularly in the health care and financials sectors. In health care, GlaxoSmithKline PLC shares rose due to the company’s strong pipeline of new drugs. It also reported a rise in fourth quarter 2004 profits, as an asset sale and reduced spending countered declining Paxil revenues. The company forecast low double-digit earnings growth, thanks to rising sales of drugs such as Avandia and Advair. In financials stocks, Allied Irish Banks PLC (AIB) shares rose as the company benefited from strong loan demand in 2004. The bank’s performance in the second half of 2004 more than doubled, aided by higher lending in Ireland and the U.K., and lower costs. A pick-up in AIB’s Polish unit also helped to counter the impact of the weaker dollar on U.S. earnings. From a sector weight perspective, the fund benefited from an overweight position versus the benchmark in energy stocks and an underweight position in consumer discretionary stocks. In the energy sector, ENI SPA experienced a gradual but steady upward re-rating versus larger European oil companies. A successful shift of capital employed and profit mix from the domestic gas transportation business to a global upstream business has underpinned the re-rating, coupled with capable management guidance, growing reserves and production, attention to unit costs, and a generous dividend. Conversely, lack of exposure to materials and an underweight position in utilities hurt performance.

In the past two years, investors have aggressively embraced risk in many forms, emboldened by the extremely accommodative monetary policy in most major economies. This embrace of risk can be seen in the dramatic outperformance of smaller, less profitable, more leveraged companies globally. This environment has been challenging for Lazard’s investment process, which focuses on identifying high quality, financially productive companies trading at attractive valuations. However, as interest rates rise, we believe that investors’ risk tolerance should moderate. We believe that the rebound, during the first quarter of 2005, in larger stocks in the U.S. may spread

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

globally, and lead to an environment where individual company fundamentals drive stock returns.

PF MFS International Large-Cap Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 12.73%* compared to a 15.06%** return for its benchmark, the MSCI EAFE Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the MSCI EAFE Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF MFS International Large-Cap Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	12.73%	12.18%	12.16%
With maximum sales charge***	6.49%	7.18%	11.16%
MSCI EAFE Index**	15.06%
3 Year Total Return:
Without sales charge*	6.60%	6.03%	6.09%
With maximum sales charge***	4.61%	4.83%	6.09%
MSCI EAFE Index**	11.47%
Since Inception:
Without sales charge*	8.70%	8.12%	8.17%
With maximum sales charge***	6.96%	7.41%	8.17%
MSCI EAFE Index**	12.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Stocks experienced considerable volatility during the twelve months ended March 31, 2005. Investors endured skyrocketing oil prices, a volatile and retreating U.S. dollar, record U.S. budget and trade deficits, and war in Iraq. Fundamental economic factors, however, such as corporate spending and earnings, continued to improve around the globe. By the second half of the period, investors seemed to conclude that the global economic recovery, although modest, was still intact. In the end, fundamental economic factors triumphed and most equity markets delivered positive results for the period as a whole.

       Relative to the fund’s benchmark, leisure, special products and services, and utilities and communications were the sectors that detracted most significantly from fund performance. In all three sectors, stock selection was the key factor that held back results over the period.

       In the leisure sector, the fund’s position in U.K. satellite television broadcaster British Sky Broadcasting Group PLC declined in price after management said it would boost capital spending to spur growth. We at MFS Investment Management sold the stock because we believed that the change in the company’s business plan would reduce its long-term profitability. Elsewhere in the sector, the fund’s holding in Japanese video game maker Nintendo Co. Ltd. also lost value over the period. Within the special products and services sector, the primary detractor from performance was the fund’s position in NOK Corp., a Japanese producer of auto parts and electrical components. Japanese wireless telecommunications firm KDDI Corp. was the major detractor from results in the utilities and communications area. The stock declined on worries that increased competition would lead to weaker profits and cash flow growth. Fund holdings in other sectors that lost ground during the period and hurt relative fund performance included Samsung SDI Co., Ltd., a Korean maker of digital display screens and rechargeable batteries, U.K.-headquartered financial services company AMVESCAP PLC, and Japanese electronic component firm Murata Manufacturing Co., Ltd.

       The fund’s cash position also detracted from relative performance. As with nearly all mutual funds, this fund holds some cash to buy new holdings and to provide liquidity. In a period when international equity markets rose sharply, holding any cash hurt performance against the fund’s benchmark, which has no cash position.

       Relative to the fund’s benchmark, technology and consumer staples were the fund’s strongest-performing sectors over the period. Taken as a group, the fund’s positions in technology stocks delivered slightly positive performance, while the benchmark’s holdings in the sector declined significantly. Stock selection was the key factor in the fund’s strong relative performance in the consumer staples area. U.K.-headquartered Reckitt Benckiser PLC, one of the world’s largest makers of household cleaning products, was the strongest relative contributor in the sector.

       Fund positions in other sectors that aided relative results included OTP Bank RT in Hungary and Erste Bank der Oesterreichischen Sparkassen AG in Austria, two larger regional banks with exposure to eastern European customers. Holdings in Companhia Vale do Rio Doce (CVRD) in Brazil, the world’s largest miner of iron ore, rose sharply as a result of

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

increasing global demand and higher prices for its product. The fund’s position in Canadian National Railway Co. also increased in price. Holding Canadian firm EnCana Corp., one of North America’s largest independent oil and gas producers, proved beneficial to returns as rising energy prices helped the stock perform strongly. Avoiding cellular equipment manufacturer Nokia OYJ, whose stock price sank over the period, contributed to relative returns as well.

       During the reporting period, shifts in currency valuations were also a significant contributor to performance relative to the benchmark. The base currency of the fund is U.S. dollars and the performance of the fund and its benchmark are presented in terms of this currency. Nevertheless, specific holdings of the fund and the benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the fund and the benchmark to foreign currency movements may differ from time to time, these movements may have a material impact on relative performance.

PF PIMCO Inflation Managed Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 1.99%* compared to a 2.82%** return for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Lehman Brothers Global Real: U.S. TIPS Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF PIMCO Inflation Managed Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	1.99%	1.43%	1.44%
With maximum sales charge***	-3.66%	-3.37%	0.48%
Lehman Brothers Global Real:
U.S. TIPS Index**	2.82%
Since Inception:
Without sales charge*	7.11%	6.55%	6.56%
With maximum sales charge***	4.45%	4.89%	6.56%
Lehman Brothers Global Real:
U.S. TIPS Index**	7.30%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. After concerns about the durability of the U.S. economy pushed low interest rates lower in the first quarter of 2004, market optimism was revived during the second quarter after a series of robust non-farm payroll growth and inflation releases suggested to investors that the economy indeed was on track. Short-term interest rates increased during the second quarter and fixed income markets sold off, giving back all the gains of the first quarter. The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower than expected rate of inflation prompted a fall in interest rates. The rally of the third quarter continued into the last three months of 2004 where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength. Bonds lost ground during the first quarter of 2005 as volatile interest rates and weakness in credit markets related to concerns about auto issues weighed on fixed income securities. Higher oil prices also fuelled a rise in inflation expectations, which led to nominal yields rising more than real yields.

       A below benchmark duration from Treasury Inflation Protected Securities (TIPS) during the first six months of the period contributed to fund performance as real yields rose. During the final six months, the fund shifted to slightly longer-than-benchmark duration from TIPS, which was neutral for performance as real yields were essentially unchanged during this period. An overweight position to shorter maturity TIPS during the period was negative for performance as the real yield curve flattened. Exposure to Eurozone nominal interest rates, primarily via German Bund futures, was positive as Eurozone yields fell during the period in contrast to U.S. yields, which rose. An allocation to emerging market bonds was also positive for fund performance as spreads on emerging market debt narrowed during the twelve-month period.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

        With regards to strategy, Pacific Investment Management Co. LLC (PIMCO) will likely employ defensive strategies that enhance yield but protect investors’ capital should global stability erode. Key strategies we expect to employ include: an above benchmark duration from TIPS as real rates in the U.S. are expected to remain lower than historic norms due to excess leverage and other headwinds to economic growth; a below benchmark duration through net short exposure to nominal bonds to limit risk from higher interest rates; exposure to nominal bonds in Europe, where growth and rate pressures will be more muted; an emphasis on short/intermediate maturities, which offer structural advantages given a steep yield curve; forward settled bonds, which can gain even if rates rise as long as the increase is not more than markets expect; and emerging market bonds, which offer relatively high yields and continue to display improving credit fundamentals.

PF PIMCO Managed Bond Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 0.56%* compared to a 0.40%** return for its benchmark, the Lehman Brothers Government/Credit Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Lehman Brothers Government/Credit Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF PIMCO Managed Bond Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	0.56%	-0.05%	0.04%
With maximum sales charge***	-4.99%	-4.84%	-0.92%
Lehman Brothers
Government/Credit Index**	0.40%
3 Year Total Return:
Without sales charge*	6.43%	5.91%	5.94%
With maximum sales charge***	4.45%	4.70%	5.94%
Lehman Brothers
Government/Credit Index**	6.52%
Since Inception:
Without sales charge*	5.40%	4.88%	4.90%
With maximum sales charge***	3.72%	4.11%	4.90%
Lehman Brothers
Government/Credit Index**	5.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. After concerns about the durability of the U.S. economy pushed low interest rates lower in the first quarter of 2004, market optimism was revived during the second quarter after a series of robust non-farm payroll growth and inflation releases suggested to investors that the economy indeed was on track. Short-term interest rates increased during the second quarter and fixed income markets sold off, giving back all the gains of the first quarter. The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower than expected rate of inflation prompted a fall in interest rates. The rally of the third quarter continued into the last three months of 2004 where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength. Bonds lost ground during the first quarter of 2005 as volatile interest rates and weakness in credit markets related to concerns about auto issues weighed on fixed income securities. The U.S. yield curve continued to flatten as the Fed tightened interest rates and strong demand from speculative investors and Asian central banks supported longer maturity bonds.

       A below benchmark duration helped fund returns as interest rates, while volatile, generally trended upwards over the twelve-month period. An underweight position versus the benchmark to longer maturities detracted from fund returns. Longer maturities rallied as demand increased despite the Fed tightening cycle. A mortgage emphasis helped fund performance as spreads versus U.S. Treasuries tightened and the sector outperformed. Underweighting corporate bonds versus the benchmark detracted from returns as the low return environment drove

A-15	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

investors to seek yield in the asset class, causing historically tight credit premiums in the sector to tighten even further. A tactical allocation to real return bonds was positive as real yields fell over the period driven by higher energy prices and, thus, higher inflation expectations. Municipal bonds also helped fund returns in the volatile market as a stable base of retail demand supported municipal returns. Diversifying outside the U.S. via exposure to Eurozone issues was positive as rate movements were milder outside the U.S. Emerging markets bonds also added to fund performance as improving credit fundamentals remained and attractive yield premiums drove investor demand.

       With regards to strategy, PIMCO will likely employ defensive strategies that enhance yield but protect investors’ capital should global stability erode. Key strategies we expect to employ include: a target U.S. duration of neutral to 0.50 year below the benchmark, to limit risk from higher rates, with the flexibility to tactically adjust within these limits as rates near the top or bottom of our forecast range; yield curve exposure near the index, avoiding longer U.S. maturities that have been volatile this year while emphasizing longer maturity Eurozone bonds, which should benefit from demand by pension funds to lengthen their asset duration; and exposure to short-term rates via forward contracts, which offers the potential for gains if interest rates rise less than the market expects. We also expect to cautiously add to the fund’s mortgage holdings to enhance yield and add value via coupon and security selection. We will also plan to look for similar opportunities in corporates, though reduction in corporate underweight versus the benchmark will most likely be smaller than what occurred during the period. We expect to hold TIPS, which should benefit from low and stable real yields, as well as higher inflation expectations; longer maturity municipal securities, another attractive source of income given their high yield ratios versus Treasuries; and emerging market bonds, which offer currently high yields and continue to display improving credit fundamentals.

PF Pacific Life Money Market Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 0.77%* compared to a 1.67%** return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index. Complete performance information for all classes is included in the following table. The current yield measured during the seven-day period ending March 31, 2005 was 1.73%.*

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Merrill Lynch 3-Month U.S. T-Bill Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Pacific Life Money Market Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	0.77%	0.35%	0.39%
Merrill Lynch 3-Month U.S. T-Bill
Index**	1.67%
3 Year Total Return:
Without sales charge*	0.51%	0.18%	0.19%
Merrill Lynch 3-Month U.S. T-Bill
Index**	1.47%
Since Inception:
Without sales charge*	0.53%	0.18%	0.19%
Merrill Lynch 3-Month U.S. T-Bill
Index**	1.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Corresponding with the Fed’s mid-year tightening, the short-term yield environment changed course. Beginning with the June 30, 2004 FOMC meeting, the Fed tightened the Federal Funds target rate by 0.25% at each meeting, leaving the current rate at 2.75%. More rate increases are expected, with the Federal Funds futures predicting a 3.75% rate by year-end. Consequently, the commercial paper (CP), U.S. Treasury Bill and short-term agency markets all followed suit. CP rates have steadily increased, with 30-day CP now trading near 2.8%, 60-day CP near 2.9% and 90-day CP just above 3.0%. Additionally, the CP curve has steepened somewhat, enabling the fund to opportunistically invest in longer maturity instruments in an effort to pick up yield.

       With the trend for interest rates moving higher, the fund employed a number of strategies to enhance overall yield during the period ended March 31, 2005. Generally, the average maturity was kept short, thus taking advantage of the

A-16	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

steady rise in rates. However, as opportunities arose, yield was added with the purchase of callable agencies, asset-backed securities, and floating rate notes. Callable agency and asset-backed securities lengthened the fund’s average maturity, while the floating rate notes shortened the average maturity. The net effect of this barbell strategy is a temporary extension of the fund’s average maturity, but this slight negative was more than offset by the yield enhancement. We at Pacific Life were also able to periodically add yield with certificates of deposit from highly rated European and domestic banks.

PF Salomon Brothers Large-Cap Value Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 3.78%* compared to a 6.69%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Salomon Brothers Large-Cap Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	3.78%	3.32%	3.33%
With maximum sales charge***	-1.96%	-1.68%	2.33%
S&P 500 Index**	6.69%
3 Year Total Return:
Without sales charge*	1.64%	1.20%	1.15%
With maximum sales charge***	-0.27%	-0.12%	1.15%
S&P 500 Index**	2.74%
Since Inception:
Without sales charge*	4.08%	3.65%	3.59%
With maximum sales charge***	2.41%	2.86%	3.59%
S&P 500 Index**	5.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the twelve-month period ended March 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Index returning 6.69%**. During the first half of the period, stocks traded in a fairly narrow range, as rising interest rates, high oil prices, geopolitical concerns, and uncertainties surrounding the U.S. presidential election caused many investors to remain on the sidelines. However, from late October 2004 through the end of the year, equities in both the U.S. and abroad rallied sharply. Investors were drawn to the market as the presidential election ended without incident and oil prices fell from their record highs.

       Thus far in 2005, the equity markets have been volatile. Equities were weak in January, but subsequently rallied in February and early March. However, toward the end of the period the market fell sharply, as oil prices reached new record highs and investors were concerned that the Fed may become more aggressive in terms of raising interest rates.

       Looking at the one-year period as a whole, the trend of value-oriented stocks outperforming their growth counterparts continued, as the Russell 1000 Value Index and the Russell 1000 Growth Index returned 13.17%** and 1.16%**, respectively.

       Within the S&P 500 Index, the energy sector led the way gaining 46.9%, followed by utilities, industrials and materials posting double-digit gains of 24.9%, 17.3% and 17.3%, respectively for the twelve-month period. Most sectors of the S&P 500 Index posted positive returns with the exception of the information technology and financials sectors, which declined by 2.5% and 1.0%, respectively.

        The sectors that contributed most to the fund’s performance for the year included the energy, industrials and consumer discretionary sectors. Three of the fund’s sectors that detracted from fund performance included the information technology, health care, and materials sectors. Stocks that contributed to fund performance included Altria Group, Inc., Total S.A., The Boeing Co., MCI Inc. and ChevronTexaco Corp. During the period, the fund’s positions in Altria Group, Total S.A. and Boeing were increased and positions in MCI and ChevronTexaco were sold.

       Stocks that detracted from fund performance came from a number of different sectors and included Nortel Networks Corp., Pfizer Inc., American International Group Inc., Merck & Co., Inc. and Solectron Corp. Nortel Networks Corp. declined during the period after reducing its gross margin forecast for this year. We at Salomon Brothers Asset Management Inc. took advantage of the weakness to add modestly to the fund’s position. American International Group’s share price has been under pressure recently due to regulatory, accounting and rating agency reviews. Although the long-term financial health of the company does not appear at risk, the depth and breadth of the current investigation is larger than first anticipated. Earlier in the period, we increased the fund’s positions in Merck and Pfizer then sold

A-17	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

shares of Merck after the announcement of the Vioxx recall and reduced Pfizer holdings after the disclosure of increased cardiovascular risks from its cox-2 inhibitor class of drugs. We continue to monitor these situations closely.

PF Van Kampen Comstock Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 11.08%* compared to a 6.69%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Van Kampen Comstock Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	11.08%	10.50%	10.50%
With maximum sales charge***	4.99%	5.50%	9.50%
S&P 500 Index**	6.69%
3 Year Total Return:
Without sales charge*	3.55%	3.03%	3.04%
With maximum sales charge***	1.61%	1.76%	3.04%
S&P 500 Index**	2.74%
Since Inception:
Without sales charge*	7.22%	6.70%	6.69%
With maximum sales charge***	5.51%	5.97%	6.69%
S&P 500 Index**	5.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The equity market performed solidly overall for the period, exhibiting significant gains. The period was marked by rising interest rates, although these rate changes were implemented at a measured pace and were generally anticipated by investors. While the market made great strides in the first half of the period, supported for much of the year by robust manufacturing activity and impressive corporate earnings, a number of geopolitical concerns weighed on stocks in the third quarter and contributed to weakening performance. Investors experienced anxiety relating to events in Iraq and domestic-based terrorism, and worried further about the possibility of another protracted outcome to the U.S. presidential election. In addition, shifting energy prices contributed further to market volatility during the twelve months.

       A number of these concerns were alleviated once oil prices fell from their highs at the end of October of 2004 and the presidential election came to a quick and decisive conclusion. These events set the stage for an equities rally in November and December. A pickup in initial public offerings and a number of high-profile mergers and acquisitions also helped boost stocks during this time. Although the successful election in Iraq and the upward revision of fourth-quarter GDP numbers supported the market in early 2005, the period ended on a less positive note as oil prices continued to rise in the final month of the period and rising interest rates finally began to weigh on market performance. In addition, slowing profit growth also became a concern for investors late in the period.

       Both stock selection and sector weightings contributed favorably to fund returns during the period. As rising rates took a toll on many financial services companies, the fund’s relative performance benefited from a slight underweighting versus its benchmark. Additionally, the fund’s financial stocks were well diversified. A higher-than-benchmark weighting in utility stocks also helped fund returns. Within this sector, electric utility stocks contributed particularly notable gains. During a period of rising oil prices, a significantly higher-than-benchmark weighting in energy stocks also proved helpful. Moreover, within the sector, the fund’s exposure was tilted toward oil services and drilling companies, which performed particularly well during the fourth quarter of the fund’s fiscal year.

       On the downside, very limited exposure to industrial stocks, due to Van Kampen’s management team’s valuation discipline, detracted from relative returns. As the economy began to improve, the industrial sector performed briskly. A higher-than-benchmark weighting in materials stocks also hurt relative fund performance. In particular, the fund’s holdings in paper company stocks lagged, as did many companies within the industry group.

Turnover remained relatively low during the twelve months. The fund management team seeks stocks that are undervalued by the market, based on an evaluation of a company’s true value and long-term potential. During the period, the team found few stocks that met their investment criteria.

A-18	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Van Kampen Real Estate Fund

Q. How did the fund perform for the period ended March 31, 2005?

A. The PF Van Kampen Real Estate Fund commenced operations on December 31, 2004. For the period since inception through March 31, 2005, the fund’s Class A returned –5.95%* compared to a –7.05%** return for its benchmark, the NAREIT Equity Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the NAREIT Equity Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Total Returns (Non-Annualized) for the Period Ended March 31, 2005

PF Van Kampen Real Estate Fund	Class A	Class B	Class C

Since Inception:
Without sales charge*	-5.95%	-6.05%	-6.06%
With maximum sales charge***	-11.10%	-10.74%	-7.00%
NAREIT Equity Index**	-7.05%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Real estate investment trusts (REITs) experienced declines in the first three months of 2005, falling 7.1% as measured by the NAREIT Equity Index. The sector began the year poorly with losses in January due largely to profit-taking and rebalancing by portfolio managers as well as short selling by large hedge funds. Although the market experienced somewhat of a recovery in February of 2005, these gains were partially offset by another decline in March. Various factors, including the rise in Treasury yields, weakness in the broader equity market, and investor concerns over the five-year outperformance of REITs, hampered the market for the remainder of the quarter.

       Among the major sectors, the office stocks generally outperformed, the retail stocks performed in-line and the apartment stocks underperformed. The outperformance of the office companies appeared to be due to investor optimism for a recovery in this sector as fundamentals have stopped deteriorating. The apartment sector underperformed as these stocks were particularly affected by profit-taking. Many of the apartment stocks that posted the strongest performance in 2004 experienced the largest declines in the first quarter of 2005. Moreover, in contrast to the positive sentiment in the office sector, investors appeared to be more concerned about the slow pace of recovery within the apartment sector. Storage REITs were the best performing sector during the quarter, helped by favorable operating results and confidence in the sector’s recovery. In contrast, health care REITs were the weakest performers during the quarter due to investor concerns about a lack of external growth opportunities. Hotel REITs performed generally in-line with the benchmark, despite providing earnings guidance for continued strong results for 2005.

       Fund performance during the period was driven largely by stock selection, with a number of sector allocations supporting gains. In the hotel sector, the fund benefited from its focus on owners of upscale urban assets that had exposure to the major urban hotel markets, which are experiencing a strong recovery with the return of corporate travel. In the mall sector, the fund benefited from its preference for high-quality mall assets in dominant trade areas. From a top-down perspective, an overweighted allocation to the storage sector relative to the benchmark added to gains for the fund due to the sector’s outperformance, while an underweight position in the health care sector helped as these stocks suffered during the period.

       Detractors from fund performance during the period included stock selection in the apartment sector. Here, the fund maintained a significant exposure to owners of coastal assets. While these companies experienced particularly strong performance in 2004, many of them suffered a pullback that hurt the fund’s returns. In addition, the fund’s overweighted position in apartment companies relative to the benchmark detracted from performance during the first quarter of 2005, as profit-taking and investor concern over the pace of the sector’s recovery hampered apartment REITs.

A-19	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Van Kampen Mid-Cap Growth Fund

Q. How did the fund perform over the year ended March 31, 2005?

A. For the year ended March 31, 2005, the fund’s Class A returned 11.49%* compared to a 8.31%** return for its benchmark, the Russell Midcap Growth Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2005 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Russell Midcap Growth Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2005

PF Van Kampen Mid-Cap Growth Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	11.49%	10.97%	10.99%
With maximum sales charge***	5.31%	5.97%	9.99%
Russell Midcap Growth Index**	8.31%
3 Year Total Return:
Without sales charge*	-3.54%	-3.97%	-3.98%
With maximum sales charge***	-5.34%	-5.13%	-3.98%
Russell Midcap Growth Index**	6.19%
Since Inception:
Without sales charge*	0.60%	0.15%	0.14%
With maximum sales charge***	-1.01%	-0.61%	0.14%
Russell Midcap Growth Index**	12.17%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Equity markets posted solid gains for the twelve-month period, despite some ups and downs along the way. Value stocks generally outperformed growth stocks. Consumer confidence and spending remained strong, bolstered by job growth and lower interest rates. While the FOMC raised the Federal Funds target rate several times during the period, it did so at a measured pace, and surges were widely anticipated by investors.

       In the third quarter of 2004, the market slowed its pace. Geopolitical concerns weighed on stocks. Investors were apprehensive about events in Iraq, as well as the possibilities of terrorist attacks and another protracted outcome to the U.S. presidential election. In addition, shifting energy prices also concerned investors.

       Equities rallied in November and December of 2004, as several of these concerns were alleviated. Oil prices fell from their October highs, and the presidential election came to a quick and decisive conclusion. A pickup in initial public offerings and a number of high-profile mergers and acquisitions also helped boost stock performance during this time.

       Although the well-received outcome of the Iraqi election and upward revision of fourth quarter GDP numbers further supported the market in early 2005, the period ended on a less positive note. To add to this environment, rising oil prices and interest rates finally began to take a noticeable toll on investor sentiment.

       The fund’s performance over the period was driven primarily by stock selection, with a number of sector allocations also contributing positively. The three largest sectors in the portfolio were consumer discretionary, where the fund had its largest overweighted position relative to the benchmark; health care, where the fund maintained a modestly underweighted position; and technology, where the fund had its largest underweighted position.

       The fund benefited from stock selection within the technology sector, with a diverse group of large-capitalization technology stocks contributing to returns. Generally, the technology sector posted disappointing results for the period and the fund’s considerably underweighted position versus the benchmark in the technology sector as a whole helped relative returns. Within technology industries, limited exposure to the semiconductor industry was also favorable for relative performance. Stock selection within the energy sector further supported the fund’s returns, and an overweighted position in energy stocks was also positive. Within the financial services sector, the fund made gains from its holdings of a number of financial services companies in different industries.

       While these positions drove the fund’s performance for the period, others were less positive for the fund. Despite the favorable returns seen by some of the portfolio’s health care equipment and supply companies, stock selection within the health care sector hampered the fund’s overall relative performance. Stock selection within the consumer discretionary sector was another significant detractor from overall performance, despite the gains made by several casino companies.

A-20	See explanation of symbols and references on A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Explanation of Symbols and References

*

The total return for each fund (including the 7-day yield for PF Pacific Life Money Market Fund) includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

(1)	The index is comprised of 19% Merrill Lynch 3-Month U.S. T-Bill Index, 61% Lehman Brothers Government/Credit Index, 15% S&P 500 Index, and 5% MSCI EAFE Index during the period 12/31/03 through 12/31/04 and 20% Merrill 3-Month U.S. T-Bill Index, 60% Lehman Brothers Government/Credit Index, 15% S&P 500 Index, and 5% MSCI EAFE Index during the period 01/01/05 through 03/31/05.

(2)

The index is comprised of 12% Merrill Lynch 3-Month U.S. T-Bill Index, 46% Lehman Brothers Government/Credit Index, 32% S&P 500 Index, and 10% MSCI EAFE Index during the period 12/31/03 through 12/31/04 and 12% Merrill Lynch 3-Month U.S. T-Bill Index, 46% Lehman Brothers Government/Credit Index, 31% S&P 500 Index, and 11% MSCI EAFE Index during the period 01/01/05 through 03/31/05.

(3)	The index is comprised of 4% Merrill Lynch 3-Month U.S. T-Bill Index, 36% Lehman Brothers Government/Credit Index, 46% S&P 500 Index, and 14% MSCI EAFE Index during the period 12/31/03 through 12/31/04 and 4% Merrill Lynch 3-Month U.S. T-Bill Index, 35% Lehman Brothers Government/Credit Index, 45% S&P 500 Index, and 16% MSCI EAFE Index during the period 01/01/05 through 03/31/05.

(4)	The index is comprised of 2% Merrill Lynch 3-Month U.S. T-Bill Index, 20% Lehman Brothers Government/Credit Index, 58% S&P 500 Index, and 20% MSCI EAFE Index during the period 12/31/03 through 12/31/04 and 2% Merrill Lynch 3-Month U.S. T-Bill Index, 21% Lehman Brothers Government/Credit Index, 55% S&P 500 Index, and 22% MSCI EAFE Index during the period 01/01/05 through 03/31/05.

(5)

The index is comprised of 2% Merrill Lynch 3-Month U.S. T-Bill Index, 6% Lehman Brothers Government/Credit Index, 69% S&P 500 Index, and 23% MSCI EAFE Index during the period 12/31/03 through 12/31/04 and 2% Merrill Lynch 3-Month U.S. T-Bill Index, 8% Lehman Brothers Government/Credit Index, 65% S&P 500 Index, and 25% MSCI EAFE Index during the period 01/01/05 through 03/31/05.

A-21

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PACIFIC FUNDS DISCLOSURE OF FUND EXPENSES (Unaudited)

         We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire period October 1, 2004 to March 31, 2005, or from the period of inception for funds that started after October 1, 2004 to March 31, 2005.

ACTUAL EXPENSES

         The first section of the table below for each fund provides information about actual account values and actual expenses based on actual fund’s performance and actual fund’s expenses, after any applicable fee waivers. The “Ending Account Value” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by you. All the information illustrated in the table is based on the past 6-month period from October 1, 2004 to March 31, 2005 or from the period of inception for funds that started after October 1, 2004 to March 31, 2005.

         You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number given under the heading entitled “Expenses Paid During the Period” for the share class you own.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

         The second section of the table for each fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers. It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

         You may use the information to compare the ongoing costs of investing in the fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/04	Ending Account Value at 03/31/05	Annualized Expense Ratio	Expenses Paid During the Period* 10/01/04 - 03/31/05

PF Portfolio Optimization Model A

Actual Fund Return
Class A	$1,000.00	$1,019.40	0.00%	$0.00
Class B	1,000.00	1,016.50	0.50%	2.51
Class C	1,000.00	1,015.80	0.50%	2.51

Hypothetical
Class A	$1,000.00	$1,024.93	0.00%	$0.00
Class B	1,000.00	1,022.44	0.50%	2.52
Class C	1,000.00	1,022.44	0.50%	2.52

PF Portfolio Optimization Model B

Actual Fund Return
Class A	$1,000.00	$1,037.90	0.00%	$0.00
Class B	1,000.00	1,035.10	0.50%	2.54
Class C	1,000.00	1,034.20	0.50%	2.54

Hypothetical
Class A	$1,000.00	$1,024.93	0.00%	$0.00
Class B	1,000.00	1,022.44	0.50%	2.52
Class C	1,000.00	1,022.44	0.50%	2.52

PF Portfolio Optimization Model C

Actual Fund Return
Class A	$1,000.00	$1,055.00	0.00%	$0.00
Class B	1,000.00	1,052.70	0.50%	2.56
Class C	1,000.00	1,052.60	0.50%	2.56

Hypothetical
Class A	$1,000.00	$1,024.93	0.00%	$0.00
Class B	1,000.00	1,022.44	0.50%	2.52
Class C	1,000.00	1,022.44	0.50%	2.52

PF Portfolio Optimization Model D

Actual Fund Return
Class A	$1,000.00	$1,071.00	0.00%	$0.00
Class B	1,000.00	1,069.50	0.50%	2.58
Class C	1,000.00	1,068.90	0.50%	2.58

Hypothetical
Class A	$1,000.00	$1,024.93	0.00%	$0.00
Class B	1,000.00	1,022.44	0.50%	2.52
Class C	1,000.00	1,022.44	0.50%	2.52

PF Portfolio Optimization Model E

Actual Fund Return
Class A	$1,000.00	$1,083.60	0.00%	$0.00
Class B	1,000.00	1,080.40	0.50%	2.59
Class C	1,000.00	1,081.40	0.50%	2.59

Hypothetical
Class A	$1,000.00	$1,024.93	0.00%	$0.00
Class B	1,000.00	1,022.44	0.50%	2.52
Class C	1,000.00	1,022.44	0.50%	2.52

B-1

PACIFIC FUNDS DISCLOSURE OF FUND EXPENSES (Continued) (Unaudited)

	Beginning Account Value at 10/01/04	Ending Account Value at 03/31/05	Annualized Expense Ratio	Expenses Paid During the Period* 10/01/04 - 03/31/05

PF AIM Blue Chip Fund

Actual Fund Return
Class A	$1,000.00	$1,038.90	1.90%	$9.66
Class B	1,000.00	1,037.40	2.40%	12.19
Class C	1,000.00	1,037.50	2.40%	12.19

Hypothetical
Class A	$1,000.00	$1,015.46	1.90%	$9.55
Class B	1,000.00	1,012.96	2.40%	12.04
Class C	1,000.00	1,012.96	2.40%	12.04

PF AIM Aggressive Growth Fund

Actual Fund Return
Class A	$1,000.00	$1,093.80	1.95%	$10.18
Class B	1,000.00	1,090.40	2.45%	12.77
Class C	1,000.00	1,091.30	2.45%	12.77

Hypothetical
Class A	$1,000.00	$1,015.21	1.95%	$9.80
Class B	1,000.00	1,012.72	2.45%	12.29
Class C	1,000.00	1,012.72	2.45%	12.29

PF Goldman Sachs Short Duration Bond Fund

Actual Fund Return
Class A	$1,000.00	$992.90	1.55%	$7.70
Class B	1,000.00	991.30	2.05%	10.18
Class C	1,000.00	991.10	2.05%	10.18

Hypothetical
Class A	$1,000.00	$1,017.20	1.55%	$7.80
Class B	1,000.00	1,014.71	2.05%	10.30
Class C	1,000.00	1,014.71	2.05%	10.30

PF Janus Growth LT Fund

Actual Fund Return
Class A	$1,000.00	$1,073.70	1.70%	$8.79
Class B	1,000.00	1,070.40	2.20%	11.36
Class C	1,000.00	1,071.70	2.20%	11.36

Hypothetical
Class A	$1,000.00	$1,016.45	1.70%	$8.55
Class B	1,000.00	1,013.96	2.20%	11.05
Class C	1,000.00	1,013.96	2.20%	11.05

PF Lazard Mid-Cap Value Fund**

Actual Fund Return**
Class A	$1,000.00	$990.00	1.80%	$4.47
Class B	1,000.00	989.00	2.30%	5.70
Class C	1,000.00	989.00	2.30%	5.70

Hypothetical
Class A	$1,000.00	$1,007.98	1.80%	$4.51
Class B	1,000.00	1,006.73	2.30%	5.75
Class C	1,000.00	1,006.73	2.30%	5.75

	Beginning Account Value at 10/01/04	Ending Account Value at 03/31/05	Annualized Expense Ratio	Expenses Paid During the Period* 10/01/04 - 03/31/05

PF Lazard International Value Fund

Actual Fund Return
Class A	$1,000.00	$1,136.00	1.80%	$9.59
Class B	1,000.00	1,133.40	2.30%	12.23
Class C	1,000.00	1,133.40	2.30%	12.23

Hypothetical
Class A	$1,000.00	$1,015.96	1.80%	$9.05
Class B	1,000.00	1,013.46	2.30%	11.55
Class C	1,000.00	1,013.46	2.30%	11.55

PF MFS International Large-Cap Fund

Actual Fund Return
Class A	$1,000.00	$1,124.50	2.00%	$10.59
Class B	1,000.00	1,121.00	2.50%	13.22
Class C	1,000.00	1,121.80	2.50%	13.22

Hypothetical
Class A	$1,000.00	$1,014.96	2.00%	$10.05
Class B	1,000.00	1,012.47	2.50%	12.54
Class C	1,000.00	1,012.47	2.50%	12.54

PF PIMCO Inflation Managed Fund

Actual Fund Return
Class A	$1,000.00	$1,019.40	1.55%	$7.80
Class B	1,000.00	1,017.00	2.05%	10.31
Class C	1,000.00	1,016.90	2.05%	10.31

Hypothetical
Class A	$1,000.00	$1,017.20	1.55%	$7.80
Class B	1,000.00	1,014.71	2.05%	10.30
Class C	1,000.00	1,014.71	2.05%	10.30

PF PIMCO Managed Bond Fund

Actual Fund Return
Class A	$1,000.00	$1,002.30	1.55%	$7.74
Class B	1,000.00	999.80	2.05%	10.22
Class C	1,000.00	999.70	2.05%	10.22

Hypothetical
Class A	$1,000.00	$1,017.20	1.55%	$7.80
Class B	1,000.00	1,014.71	2.05%	10.30
Class C	1,000.00	1,014.71	2.05%	10.30

PF Pacific Life Money Market Fund

Actual Fund Return
Class A	$1,000.00	$1,006.10	0.95%	$4.75
Class B	1,000.00	1,003.30	1.28%	6.39
Class C	1,000.00	1,003.70	1.34%	6.69

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78
Class B	1,000.00	1,018.55	1.28%	6.44
Class C	1,000.00	1,018.25	1.34%	6.74

B-2

PACIFIC FUNDS DISCLOSURE OF FUND EXPENSES (Continued) (Unaudited)

	Beginning Account Value at 10/01/04	Ending Account Value at 03/31/05	Annualized Expense Ratio	Expenses Paid During the Period* 10/01/04 - 03/31/05

PF Salomon Brothers Large-Cap Value Fund

Actual Fund Return
Class A	$1,000.00	$1,055.80	1.80%	$9.23
Class B	1,000.00	1,054.70	2.30%	11.78
Class C	1,000.00	1,054.80	2.30%	11.78

Hypothetical
Class A	$1,000.00	$1,015.96	1.80%	$9.05
Class B	1,000.00	1,013.46	2.30%	11.55
Class C	1,000.00	1,013.46	2.30%	11.55

PF Van Kampen Comstock Fund

Actual Fund Return
Class A	$1,000.00	$1,074.60	1.90%	$9.83
Class B	1,000.00	1,072.50	2.40%	12.40
Class C	1,000.00	1,072.60	2.40%	12.40

Hypothetical
Class A	$1,000.00	$1,015.46	1.90%	$9.55
Class B	1,000.00	1,012.96	2.40%	12.04
Class C	1,000.00	1,012.96	2.40%	12.04

PF Van Kampen Real Estate Fund**

Actual Fund Return**
Class A	$1,000.00	$940.50	2.05%	$4.96
Class B	1,000.00	939.50	2.55%	6.17
Class C	1,000.00	939.40	2.55%	6.16

Hypothetical
Class A	$1,000.00	$1,007.35	2.05%	$5.13
Class B	1,000.00	1,006.11	2.55%	6.38
Class C	1,000.00	1,006.11	2.55%	6.38

PF Van Kampen Mid-Cap Growth Fund

Actual Fund Return
Class A	$1,000.00	$1,098.40	1.85%	$9.68
Class B	1,000.00	1,095.90	2.35%	12.28
Class C	1,000.00	1,096.00	2.35%	12.28

Hypothetical
Class A	$1,000.00	$1,015.71	1.85%	$9.30
Class B	1,000.00	1,013.21	2.35%	11.80
Class C	1,000.00	1,013.21	2.35%	11.80

————————
*	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

* *	PF Lazard Mid-Cap Value and PF Van Kampen Real Estate Funds commenced operations on December 31, 2004. The actual fund return and expenses paid during the period for these funds were for the period from December 31, 2004 through March 31, 2005 instead of for the entire 6-month period.

B-3

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PACIFIC FUNDS PF PORTFOLIO OPTIMIZATION MODEL A Schedule of Investments March 31, 2005

	Shares	Value

MUTUAL FUNDS - 98.51%

PF AIM Blue Chip Fund ‘A’	71,191	$721,875
PF Goldman Sachs Short Duration Bond Fund ‘A’	522,615	5,147,755
PF Lazard Mid-Cap Value Fund ‘A’	37,166	367,946
PF Lazard International Value Fund ‘A’	55,501	733,723
PF MFS International Large-Cap Fund ‘A’	28,219	362,044
PF PIMCO Inflation Managed Fund ‘A’	192,666	2,024,920
PF PIMCO Managed Bond Fund ‘A’	383,189	3,843,389
PF Pacific Life Money Market Fund ‘A’	3,501,091	3,501,091
PF Salomon Brothers Large-Cap Value Fund ‘A’	96,377	1,089,064
PF Van Kampen Comstock Fund ‘A’	43,735	550,190

Total Mutual Funds
(Cost $18,245,945)		18,341,997

TOTAL INVESTMENTS - 98.51%
(Cost $18,245,945)		18,341,997

OTHER ASSETS & LIABILITIES, NET - 1.49%		277,738

NET ASSETS - 100.00%		$18,619,735

Note to Schedule of Investments (a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	59.17%
Affiliated Equity Funds	20.54%
Affiliated Money Market Fund	18.80%

98.51%
Other Assets & Liabilities, Net	1.49%

100.00%

PACIFIC FUNDS PF PORTFOLIO OPTIMIZATION MODEL B Schedule of Investments March 31, 2005

	Shares	Value

MUTUAL FUNDS - 99.27%

PF AIM Blue Chip Fund ‘A’	361,822	$3,668,879
PF Goldman Sachs Short Duration Bond Fund ‘A’	686,197	6,759,036
PF Lazard Mid-Cap Value Fund ‘A’	122,734	1,215,069
PF Lazard International Value Fund ‘A’	268,684	3,551,999
PF MFS International Large-Cap Fund ‘A’	148,220	1,901,665
PF PIMCO Inflation Managed Fund ‘A’	425,119	4,468,000
PF PIMCO Managed Bond Fund ‘A’	684,460	6,865,130
PF Pacific Life Money Market Fund ‘A’	4,593,909	4,593,909
PF Salomon Brothers Large-Cap Value Fund ‘A’	436,742	4,935,186
PF Van Kampen Comstock Fund ‘A’	129,156	1,624,777
PF Van Kampen Mid-Cap Growth Fund ‘A’	206,993	1,848,445

Total Mutual Funds
(Cost $40,614,845)		41,432,095

TOTAL INVESTMENTS - 99.27%
(Cost $40,614,845)		41,432,095

OTHER ASSETS & LIABILITIES, NET - 0.73%		305,313

NET ASSETS - 100.00%		$41,737,408

Note to Schedule of Investments (a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	44.91%
Affiliated Fixed Income Funds	43.35%
Affiliated Money Market Fund	11.01%

99.27%
Other Assets & Liabilities, Net	0.73%

100.00%

See Notes to Financial Statements
C-1

PACIFIC FUNDS PF PORTFOLIO OPTIMIZATION MODEL C Schedule of Investments March 31, 2005

	Shares	Value

MUTUAL FUNDS - 99.36%

PF AIM Blue Chip Fund ‘A’	1,180,288	$11,968,118
PF Goldman Sachs Short Duration Bond Fund ‘A’	1,377,551	13,568,874
PF Janus Growth LT Fund ‘A’	344,963	3,670,410
PF Lazard Mid-Cap Value Fund ‘A’	649,408	6,429,142
PF Lazard International Value Fund ‘A’	1,114,636	14,735,488
PF MFS International Large-Cap Fund ‘A’	758,529	9,731,921
PF PIMCO Inflation Managed Fund ‘A’	1,174,408	12,343,025
PF PIMCO Managed Bond Fund ‘A’	1,457,089	14,614,605
PF Pacific Life Money Market Fund ‘A’	3,705,618	3,705,618
PF Salomon Brothers Large-Cap Value Fund ‘A’	1,277,984	14,441,222
PF Van Kampen Comstock Fund ‘A’	389,028	4,893,978
PF Van Kampen Real Estate Fund ‘A’	411,863	3,867,390
PF Van Kampen Mid-Cap Growth Fund ‘A’	1,224,381	10,933,721

Total Mutual Funds
(Cost $121,504,556)		124,903,512

TOTAL INVESTMENTS - 99.36%
(Cost $121,504,556)		124,903,512

OTHER ASSETS & LIABILITIES, NET - 0.64%		803,165

NET ASSETS - 100.00%		$125,706,677

Note to Schedule of Investments (a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	64.17%
Affiliated Fixed Income Funds	32.24%
Affiliated Money Market Fund	2.95%

99.36%
Other Assets & Liabilities, Net	0.64%

100.00%

PACIFIC FUNDS PF PORTFOLIO OPTIMIZATION MODEL D Schedule of Investments March 31, 2005

	Shares	Value

MUTUAL FUNDS - 99.58%

PF AIM Blue Chip Fund ‘A’	1,325,455	$13,440,118
PF Goldman Sachs Short Duration Bond Fund ‘A’	545,099	5,369,226
PF Janus Growth LT Fund ‘A’	501,571	5,336,715
PF Lazard Mid-Cap Value Fund ‘A’	866,760	8,580,923
PF Lazard International Value Fund ‘A’	1,288,973	17,040,227
PF MFS International Large-Cap Fund ‘A’	984,173	12,626,942
PF PIMCO Inflation Managed Fund ‘A’	511,901	5,380,084
PF PIMCO Managed Bond Fund ‘A’	853,767	8,563,280
PF Salomon Brothers Large-Cap Value Fund ‘A’	1,217,790	13,761,027
PF Van Kampen Comstock Fund ‘A’	424,589	5,341,326
PF Van Kampen Real Estate Fund ‘A’	455,890	4,280,811
PF Van Kampen Mid-Cap Growth Fund ‘A’	1,221,433	10,907,397

Total Mutual Funds
(Cost $106,672,377)		110,628,076

TOTAL INVESTMENTS - 99.58%
(Cost $106,672,377)		110,628,076

OTHER ASSETS & LIABILITIES, NET - 0.42%		470,799

NET ASSETS - 100.00%		$111,098,875

Note to Schedule of Investments (a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	82.19%
Affiliated Fixed Income Funds	17.39%

99.58%
Other Assets & Liabilities, Net	0.42%

100.00%

See Notes to Financial Statements
C-2

PACIFIC FUNDS PF PORTFOLIO OPTIMIZATION MODEL E Schedule of Investments March 31, 2005

	Shares	Value

MUTUAL FUNDS - 99.69%

PF AIM Blue Chip Fund ‘A’	598,262	$6,066,374
PF Janus Growth LT Fund ‘A’	288,892	3,073,815
PF Lazard Mid-Cap Value Fund ‘A’	492,832	4,879,038
PF Lazard International Value Fund ‘A’	474,311	6,270,398
PF MFS International Large-Cap Fund ‘A’	437,886	5,618,080
PF PIMCO Managed Bond Fund ‘A’	115,262	1,156,079
PF Salomon Brothers Large-Cap Value Fund ‘A’	444,350	5,021,152
PF Van Kampen Comstock Fund ‘A’	154,686	1,945,951
PF Van Kampen Real Estate Fund ‘A’	204,135	1,916,828
PF Van Kampen Mid-Cap Growth Fund ‘A’	647,985	5,786,507

Total Mutual Funds (Cost $39,678,737)		41,734,222

TOTAL INVESTMENTS - 99.69%
(Cost $39,678,737)		41,734,222

OTHER ASSETS & LIABILITIES, NET - 0.31%		128,780

NET ASSETS - 100.00%		$41,863,002

Note to Schedule of Investments (a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	96.93%
Affiliated Fixed Income Fund	2.76%

99.69%
Other Assets & Liabilities, Net	0.31%

100.00%

See Notes to Financial Statements
C-3

PACIFIC FUNDS PF AIM BLUE CHIP FUND Schedule of Investments March 31, 2005

	Shares	Value

COMMON STOCKS - 96.64%

Autos & Transportation - 2.12%

Burlington Northern Santa Fe Corp	4,000	$215,720
Canadian National Railway Co (Canada)	5,700	360,867
FedEx Corp	4,500	422,775

		999,362

Consumer Discretionary - 17.79%

Bed Bath & Beyond Inc *	6,900	252,126
Best Buy Co Inc	6,900	372,669
Carnival Corp	6,200	321,222
Cendant Corp	15,300	314,262
Cooper Industries Ltd ‘A’	2,700	193,104
Costco Wholesale Corp	11,700	516,906
eBay Inc *	6,000	223,560
J.C. Penney Co Inc	7,200	373,824
McDonald’s Corp	20,600	641,484
Nike Inc ‘B’	6,400	533,184
Nordstrom Inc	6,400	354,432
Staples Inc	5,300	166,579
Starbucks Corp *	5,700	294,462
Starwood Hotels & Resorts Worldwide Inc	4,500	270,135
The Gillette Co	11,200	565,376
The Home Depot Inc	22,800	871,872
The Walt Disney Co	17,300	497,029
VeriSign Inc *	8,600	246,820
Wal-Mart Stores Inc	21,300	1,067,343
Yahoo! Inc *	8,600	291,540

		8,367,929

Consumer Staples - 2.70%

PepsiCo Inc	5,800	307,574
The Procter & Gamble Co	18,200	964,600

		1,272,174

Energy - 2.38%

BJ Services Co ²	8,600	446,168
ENSCO International Inc	8,100	305,046
Valero Energy Corp	5,000	366,350

		1,117,564

Financial Services - 16.15%

American Express Co	12,100	621,577
American International Group Inc	5,600	310,296
Automatic Data Processing Inc	9,400	422,530
Bank of America Corp	14,900	657,090
Citigroup Inc	25,700	1,154,958
Franklin Resources Inc	4,400	302,060
Genworth Financial Inc ‘A’	12,200	335,744
JPMorgan Chase & Co	19,400	671,240
Merrill Lynch & Co Inc	11,900	673,540
SLM Corp	9,400	468,496
The Allstate Corp	8,800	475,728
The Goldman Sachs Group Inc	7,400	813,926
U.S. Bancorp	9,600	276,672
Wells Fargo & Co	6,900	412,620

		7,596,477

Health Care - 14.58%

Allergan Inc	3,800	263,986
Amgen Inc *	9,400	547,174
Becton Dickinson & Co	4,300	251,206
C.R. Bard Inc	3,400	231,472
Forest Laboratories Inc *	5,700	210,615
Genentech Inc *	5,400	305,694

Johnson & Johnson	22,900	1,537,964
Medtronic Inc	9,400	478,930
Pfizer Inc	27,800	730,306
UnitedHealth Group Inc	9,300	887,034
Varian Medical Systems Inc *	6,700	229,676
WellPoint Inc *	4,000	501,400
Wyeth	10,500	442,890
Zimmer Holdings Inc * ²	3,100	241,211

		6,859,558

Integrated Oils - 5.43%

Exxon Mobil Corp	30,700	1,829,720
GlobalSantaFe Corp	5,700	211,128
Schlumberger Ltd	7,300	514,504

		2,555,352

Materials & Processing - 2.84%

Air Products & Chemicals Inc	4,000	253,160
Alcoa Inc	7,500	227,925
Masco Corp	6,900	239,223
The Dow Chemical Co	9,000	448,650
United States Steel Corp	3,300	167,805

		1,336,763

Multi-Industry - 6.23%

Eaton Corp	3,600	235,440
Fortune Brands Inc	4,800	387,024
General Electric Co	38,500	1,388,310
Tyco International Ltd (Bermuda)	27,200	919,360

		2,930,134

Producer Durables - 3.50%

Danaher Corp	9,700	518,077
KLA-Tencor Corp *	8,100	372,681
United Technologies Corp	4,900	498,134
Waters Corp *	7,200	257,688

		1,646,580

Technology - 19.68%

Accenture Ltd ‘A’ * (Bermuda)	13,900	335,685
Amdocs Ltd * (United Kingdom)	15,800	448,720
Analog Devices Inc	9,400	339,716
Cisco Systems Inc *	48,500	867,665
Dell Inc *	23,900	918,238
EMC Corp *	49,700	612,304
Intel Corp	29,300	680,639
International Business Machines Corp	8,000	731,040
Linear Technology Corp	8,800	337,128
Microchip Technology Inc	9,000	234,090
Microsoft Corp	49,100	1,186,747
Oracle Corp *	63,000	786,240
QUALCOMM Inc ²	21,000	769,650
Rockwell Automation Inc	4,600	260,544
Symantec Corp * ²	16,900	360,477
Xilinx Inc	13,300	388,759

		9,257,642

Utilities - 3.24%

Dominion Resources Inc VA	5,300	394,479
FPL Group Inc	10,800	433,620
SBC Communications Inc	14,300	338,767
Vodafone Group PLC ADR (United Kingdom)	13,400	355,904

		1,522,770

Total Common Stocks
(Cost $42,562,827)		45,462,305

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-4

PACIFIC FUNDS PF AIM BLUE CHIP FUND Schedule of Investments (Continued) March 31, 2005

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 3.59%

U.S. Government Agency Issue - 3.17%

Federal Home Loan Bank
2.550% due 04/01/05	$1,489,000	$1,489,000

U.S. Treasury Bills - 0.42%

2.755% due 06/16/05 ‡	200,000	198,865

Total Short-Term Investments
(Cost $1,687,852)		1,687,865

TOTAL INVESTMENTS - 100.23%
(Cost $44,250,679)		47,150,170

OTHER ASSETS & LIABILITIES, NET - (0.23%)		(109,875)

NET ASSETS - 100.00%		$47,040,295

Notes to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Technology	19.68%
Consumer Discretionary	17.79%
Financial Services	16.15%
Health Care	14.58%
Multi-Industry	6.23%
Integrated Oils	5.43%
Short-Term Investments	3.59%
Producer Durables	3.50%
Utilities	3.24%
Materials & Processing	2.84%
Consumer Staples	2.70%
Energy	2.38%
Autos & Transportation	2.12%

100.23%
Other Assets & Liabilities, Net	(0.23%)

100.00%

(b) Short-term securities represent either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with an approximate aggregate market value of $22,870 were segregated with the custodian to cover margin requirements for the following open futures contract as of March 31, 2005 :

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Depreciation

S&P 500 (06/05)	1	$299,313	($ 3,343)

(d) Transactions in written options for the year ended March 31, 2005, were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2004	—	$—
Call Options Written	386	33,433
Call Options Expired	(26)	(2,289)
Call Options Repurchased	(222)	(18,198)

Outstanding, March 31, 2005	138	$12,946

(e) Premiums received and value of written options outstanding as of March 31, 2005 :

Type	Number of Contracts	Premium	Value

Call - CBOE Symantec Corp
Strike @ $25.00 Exp. 04/16/05
Broker: Lehman Brothers Holdings Inc	52	$2,790	$260

Call - CBOE QUALCOMM Inc
Strike @ $37.50 Exp. 04/16/05
Broker: Merrill Lynch & Co Inc	53	6,206	2,385

Call - CBOE BJ Services Co
Strike @ $47.50 Exp. 04/16/05
Broker: Citigroup Inc	23	2,921	10,465

Call - CBOE Zimmer Holdings Inc
Strike @ $90.00 Exp. 04/16/05
Broker: Credit Suisse Group	10	1,029	50

		$12,946	$13,160

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-5

PACIFIC FUNDS PF AIM AGGRESSIVE GROWTH FUND Schedule of Investments March 31, 2005

	Shares	Value

COMMON STOCKS - 92.57%

Autos & Transportation - 1.37%

JetBlue Airways Corp *	2,700	$51,408
Southwest Airlines Co	4,100	58,384

		109,792

Consumer Discretionary - 28.22%

Aeropostale Inc *	1,000	32,750
ARAMARK Corp ‘B’	2,500	65,700
Aztar Corp *	1,700	48,552
Bed Bath & Beyond Inc *	1,700	62,118
Best Buy Co Inc	1,300	70,213
CDW Corp	1,740	98,623
ChoicePoint Inc *	2,100	84,231
Cintas Corp	2,000	82,620
Cooper Industries Ltd ‘A’	700	50,064
Fisher Scientific International Inc *	1,650	93,918
Fossil Inc *	2,300	59,627
Harman International Industries Inc	300	26,527
Hot Topic Inc * ²	2,200	48,070
International Game Technology	1,400	37,324
Iron Mountain Inc *	3,400	98,056
Jackson Hewitt Tax Service Inc	2,700	56,484
Lamar Advertising Co ‘A’ *	3,000	120,870
Linens ’n Things Inc *	3,100	76,973
Manpower Inc	1,700	73,984
MSC Industrial Direct Co Inc ‘A’	1,950	59,592
PETCO Animal Supplies Inc *	1,600	58,896
Radio One Inc ‘D’ *	5,000	73,750
RARE Hospitality International Inc *	2,500	77,200
Regal Entertainment Group ‘A’	3,800	79,914
Royal Caribbean Cruises Ltd (Liberia)	1,900	84,911
Ruby Tuesday Inc	3,100	75,299
Sirva Inc *	4,100	29,151
Staples Inc	2,650	83,290
The Reader’s Digest Association Inc	2,900	50,199
Tuesday Morning Corp *	1,500	43,305
Univision Communications Inc ‘A’ *	5,685	157,418
VeriSign Inc *	2,100	60,270
WESCO International Inc *	1,200	33,600

		2,253,499

Consumer Staples - 1.02%

Coca-Cola Enterprises Inc	1,700	34,884
Molson Coors Brewing Co ‘B’	600	46,302

		81,186

Energy - 1.04%

BJ Services Co	1,600	83,008

Financial Services - 13.30%

Affiliated Managers Group Inc *	1,050	65,131
Alliance Data Systems Corp *	4,300	173,720
CB Richard Ellis Group Inc ‘A’ *	1,600	55,984
Dow Jones & Co Inc	1,400	52,318
Fiserv Inc *	2,500	99,500
Independence Community Bank Corp	1,500	58,500
Investors Financial Services Corp	3,480	170,207
La Quinta Corp *	4,500	38,250
New York Community Bancorp Inc	2,120	38,499
North Fork Bancorp Inc	2,900	80,446
Paychex Inc	4,250	139,485
SLM Corp	700	34,888
Southwest Bancorp of Texas Inc	3,000	55,050

		1,061,978

Health Care - 19.23%

Advanced Medical Optics Inc *	1,900	68,799
Amylin Pharmaceuticals Inc *	2,800	48,972
Barr Pharmaceuticals Inc *	1,100	53,713
Biomet Inc	2,200	79,860
Caremark Rx Inc *	2,000	79,560
Cerner Corp *	900	47,259
Cytyc Corp *	3,850	88,588
DaVita Inc * ²	1,900	79,515
Endo Pharmaceuticals Holdings Inc *	2,700	60,885
Eyetech Pharmaceuticals Inc *	1,950	53,625
Impax Laboratories Inc *	1,700	27,200
Invitrogen Corp *	650	44,980
IVAX Corp * ²	3,875	76,609
Kinetic Concepts Inc *	1,500	89,475
Kyphon Inc *	1,800	45,306
Manor Care Inc	1,250	45,450
Medco Health Solutions Inc *	850	42,135
Medicis Pharmaceutical Corp ‘A’	2,100	62,958
MedImmune Inc *	2,100	50,001
MGI PHARMA Inc *	3,000	75,810
Neurocrine Biosciences Inc *	1,450	55,187
Omnicare Inc	1,100	38,995
OSI Pharmaceuticals Inc *	850	35,139
QLT Inc * (Canada)	4,700	60,442
Triad Hospitals Inc *	1,300	65,130
Valeant Pharmaceuticals International	2,650	59,678

		1,535,271

Materials & Processing - 4.81%

Airgas Inc	1,000	23,890
American Standard Cos Inc	1,700	79,016
Bowater Inc	1,500	56,505
EnerSys *	4,600	60,260
Nalco Holding Co *	1,600	30,128
Owens-Illinois Inc *	1,600	40,224
Rohm & Haas Co	900	43,200
Sappi Ltd ADR (S. Africa)	4,100	50,430

		383,653

Multi-Industry - 2.11%

Brunswick Corp	1,200	56,220
Textron Inc	1,500	111,930

		168,150

Producer Durables - 6.07%

Blount International Inc *	5,200	88,296
Dover Corp	1,300	49,127
KLA-Tencor Corp *	1,400	64,414
Mine Safety Appliances Co	1,300	50,362
Molex Inc	1,500	39,540
Novellus Systems Inc *	2,100	56,133
Plantronics Inc	900	34,272
Polycom Inc *	2,050	34,748
Tektronix Inc	1,700	41,701
Terex Corp *	600	25,980

		484,573

Technology - 14.87%

Acxiom Corp	2,100	43,953
ADTRAN Inc	1,900	33,516
Affiliated Computer Services Inc ‘A’ *	1,500	79,860
Amdocs Ltd * ² (United Kingdom)	1,700	48,280
AMIS Holdings Inc *	4,700	53,063
ATI Technologies Inc * (Canada)	3,600	62,136
BEA Systems Inc *	5,200	41,444
Broadcom Corp ‘A’ *	1,700	50,864

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-6

PACIFIC FUNDS PF AIM AGGRESSIVE GROWTH FUND Schedule of Investments (Continued) March 31, 2005

	Shares	Value

Brocade Communications Systems Inc *	400	$2,352
Check Point Software Technologies Ltd * (Israel)	1,900	41,306
Electronics for Imaging Inc *	2,600	46,384
Integrated Circuit Systems Inc *	2,800	53,536
Internet Security Systems Inc *	2,000	36,600
Juniper Networks Inc *	1,800	39,708
L-3 Communications Holdings Inc	800	56,816
Maxim Integrated Products Inc	1,400	57,218
McAfee Inc *	2,600	58,656
Microchip Technology Inc	3,725	96,887
Micron Technology Inc *	3,700	38,258
PerkinElmer Inc	2,100	43,323
Perot Systems Corp ‘A’ *	2,600	34,944
RSA Security Inc *	3,400	53,890
Synopsys Inc *	2,300	41,630
Tekelec *	2,400	38,256
TIBCO Software Inc *	4,600	34,270

		1,187,150

Utilities - 0.53%

DPL Inc	1,700	42,500

Total Common Stocks
(Cost $7,038,355)		7,390,760

	Principal Amount

SHORT-TERM INVESTMENT - 9.00%

U.S. Government Agency Issue - 9.00%

Federal Home Loan Bank
2.550% due 04/01/05	$719,000	719,000

Total Short-Term Investment
(Cost $719,000)		719,000

TOTAL INVESTMENTS - 101.57%
(Cost $7,757,355)		8,109,760

OTHER ASSETS & LIABILITIES, NET - (1.57%)		(125,611)

NET ASSETS - 100.00%		$7,984,149

Notes to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	28.22%
Health Care	19.23%
Technology	14.87%
Financial Services	13.30%
Short-Term Investment	9.00%
Producer Durables	6.07%
Materials & Processing	4.81%
Multi-Industry	2.11%
Autos & Transportation	1.37%
Energy	1.04%
Consumer Staples	1.02%
Utilities	0.53%

101.57%
Other Assets & Liabilities, Net	(1.57%)

100.00%

(b) Short-term securities represent either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Transactions in written options for the year ended March 31, 2005, were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2004	—	$—
Call Options Written	305	26,550
Call Options Expired	(225)	(18,632)
Call Options Repurchased	(27)	(2,633)

Outstanding, March 31, 2005	53	$5,285

(d) Premiums received and value of written options outstanding as of March 31, 2005:

Type	Number of Contracts	Premium	Value

Call - CBOE Hot Topic Inc
Strike @ $22.50 Exp. 04/16/05
Broker: Lehman Brothers Holdings Inc	11	$1,279	$413

Call - CBOE Amdocs Ltd
Strike @ $30.00 Exp. 04/16/05
Broker: Citigroup Inc	8	843	280

Call - CBOE DaVita Inc
Strike @ $45.00 Exp. 04/16/05
Broker: Morgan Stanley	14	1,465	140

Call - CBOE IVAX Corp
Strike @ $20.00 Exp. 06/18/05
Broker: Susquehanna Financial Group	20	1,698	2,100

		$5,285	$2,933

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-7

PACIFIC FUNDS PF GOLDMAN SACHS SHORT DURATION BOND FUND Schedule of Investments March 31, 2005

	Principal Amount	Value

U.S. GOVERNMENT AGENCY ISSUES - 65.85%

Fannie Mae
2.250% due 02/28/06	$1,000,000	$987,470
2.300% due 04/28/06	500,000	491,938
2.350% due 07/28/06	1,000,000	981,080
2.375% due 03/30/07	1,000,000	969,066
2.500% due 05/12/06	400,000	394,514
2.625% due 01/19/07	1,000,000	977,094
3.250% due 07/12/06	1,000,000	992,981
Federal Farm Credit Bank
1.850% due 03/03/06	1,200,000	1,180,358
3.125% due 02/01/08	1,000,000	971,798
Federal Home Loan Bank
1.700% due 12/30/05	2,000,000	1,972,950
1.720% due 01/23/06	500,000	492,466
2.000% due 02/13/06	500,000	493,376
2.100% due 11/21/05	1,000,000	991,489
2.300% due 08/30/06	400,000	391,628
2.320% due 07/24/06	2,000,000	1,961,592
2.500% due 03/13/06	500,000	494,476
2.750% due 05/15/06	2,000,000	1,977,862
2.875% due 05/23/06	1,000,000	990,037
3.000% due 05/15/06	1,000,000	991,651
4.875% due 02/15/07	1,000,000	1,015,981
6.500% due 11/15/05	500,000	509,309
Freddie Mac
2.050% due 07/14/06	2,000,000	1,956,470
2.270% due 04/28/06	500,000	492,219
2.810% due 02/02/06	500,000	496,712
3.000% due 07/09/08	500,000	481,438

Total U.S. Government Agency Issues
(Cost $23,845,443)		23,655,955

U.S. TREASURY OBLIGATIONS - 31.54%

U.S. Treasury Notes - 31.54%

2.375% due 08/31/06	1,100,000	1,081,180
2.500% due 10/31/06	2,200,000	2,160,470
2.750% due 08/15/07	2,400,000	2,341,032
3.375% due 02/28/07	4,600,000	4,567,837
3.375% due 02/15/08	1,200,000	1,182,376

		11,332,895

Total U.S. Treasury Obligations
(Cost $11,441,126)		11,332,895

	Shares

SHORT-TERM INVESTMENTS - 4.52%

Money Market Funds - 4.52%

BlackRock Liquidity Funds Institutional TempCash	8,396	8,396
BlackRock Liquidity Funds Institutional TempFund	1,614,135	1,614,135

		1,622,531

Total Short-Term Investments
(Cost $1,622,531)		1,622,531

TOTAL INVESTMENTS - 101.91%
(Cost $36,909,100)		36,611,381

OTHER ASSETS & LIABILITIES, NET - (1.91%)		(686,416)

NET ASSETS - 100.00%		$35,924,965

Notes to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

U.S. Government Agency Issues	65.85%
U.S. Treasury Obligations	31.54%
Short-Term Investments	4.52%

101.91%
Other Assets & Liabilities, Net	(1.91%)

100.00%

(b) The amount of $25,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of March 31, 2005:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)

Eurodollar (12/05)	7	$7,000,000	($ 8,394)
Eurodollar (03/06)	7	7,000,000	(4,296)
Eurodollar (06/06)	2	2,000,000	(906)
U.S. Treasury 2-Year Notes (06/05)	8	1,600,000	(1,944)
U.S. Treasury 30-Year Bonds (06/05)	3	300,000	5,055

Short Futures Outstanding

Eurodollar (06/05)	3	3,000,000	139
Eurodollar (09/05)	2	2,000,000	393
Eurodollar (09/06)	1	1,000,000	1,859
Eurodollar (12/06)	11	11,000,000	16,118
U.S. Treasury 5-Year Notes (06/05)	6	600,000	10,400
U.S. Treasury 10-Year Notes (06/05)	8	800,000	(476)

			$17,948

See Notes to Financial Statements
C-8

PACIFIC FUNDS PF JANUS GROWTH LT FUND Schedule of Investments March 31, 2005

	Shares	Value

PREFERRED STOCKS - 0.33%

Financial Services - 0.33%

Fannie Mae	1,200	$66,675

Total Preferred Stocks (Cost $60,000)		66,675

COMMON STOCKS - 92.37%

Autos & Transportation - 5.78%

Bayerische Motoren Werke AG (Germany)	3,476	157,932
C.H. Robinson Worldwide Inc	3,850	198,390
Canadian National Railway Co (Canada)	7,887	499,326
FedEx Corp	3,285	308,626
Union Pacific Corp	245	17,077

		1,181,351

Consumer Discretionary - 29.72%

Amazon.com Inc *	1,415	48,492
Avon Products Inc	5,385	231,232
Best Buy Co Inc	3,580	193,356
BMTC Group Inc ‘A’ (Canada)	9,592	111,326
Clear Channel Communications Inc	6,030	207,854
eBay Inc *	2,840	105,818
EchoStar Communications Corp ‘A’	3,175	92,869
Electronic Arts Inc *	3,770	195,211
Harman International Industries Inc	1,730	153,036
Lamar Advertising Co ‘A’ *	3,820	153,908
Liberty Media Corp ‘A’ *	80,306	832,773
Liberty Media International Inc ‘A’ *	4,201	183,752
Lions Gate Entertainment Corp * (Canada)	4,695	51,880
Lowe’s Cos Inc	1,740	99,337
LVMH Moet Hennessy Louis Vuitton SA (France)	3,869	289,386
Marvel Enterprises Inc *	5,490	109,800
Nike Inc ’B’	3,610	300,749
PETsMART Inc	3,935	113,131
R.R. Donnelley & Sons Co	2,240	70,829
Staples Inc	9,785	307,543
Starwood Hotels & Resorts Worldwide Inc	9,765	586,193
The Walt Disney Co	8,710	250,238
Time Warner Inc *	29,255	513,425
Univision Communications Inc ‘A’ *	4,515	125,020
Wal-Mart Stores Inc	2,355	118,009
Yahoo! Inc *	18,475	626,302

		6,071,469

Consumer Staples - 2.39%

The Procter & Gamble Co	6,655	352,715
Whole Foods Market Inc	1,335	136,344

		489,059

Energy - 1.49%

BJ Services Co	3,680	190,918
Reliant Energy Inc *	10,010	113,914

		304,832

Financial Services - 12.80%

American Express Co	2,805	144,093
Automatic Data Processing Inc	3,040	136,648
Berkshire Hathaway Inc ‘B’ *	221	631,176
Chicago Mercantile Exchange Holdings Inc	105	20,373
Citigroup Inc	4,360	195,938
Fannie Mae	1,150	62,618
Freddie Mac	2,880	182,016
JPMorgan Chase & Co	16,663	576,540
MBNA Corp	7,335	180,074
NewAlliance Bancshares Inc	7,130	99,820
Standard Chartered PLC (United Kingdom)	10,213	183,736
The Goldman Sachs Group Inc	1,835	201,832

		2,614,864

Health Care - 12.52%

Aetna Inc	1,175	88,066
Caremark Rx Inc *	9,485	377,313
Celgene Corp *	4,010	136,540
Forest Laboratories Inc *	3,490	128,956
Kinetic Concepts Inc *	1,800	107,370
LifePoint Hospitals Inc *	750	32,880
Neurocrine Biosciences Inc *	1,430	54,426
Pharmion Corp *	1,255	36,395
Roche Holding AG (Switzerland)	5,359	574,411
Sanofi-Aventis (France)	2,133	179,863
UnitedHealth Group Inc	6,720	640,954
WellPoint Inc *	1,600	200,560

		2,557,734

Integrated Oils - 1.21%

BP PLC ADR (United Kingdom)	2,555	159,432
GlobalSantaFe Corp	2,340	86,674

		246,106

Materials & Processing - 2.75%

American Standard Cos Inc	2,120	98,538
Delta & Pine Land Co	1,510	40,770
Givaudan SA (Switzerland)	257	165,023
POSCO (S. Korea)	560	110,842
Syngenta AG * (Switzerland)	1,147	119,778
Syngenta AG ADR * (Switzerland)	1,285	26,985

		561,936

Multi-Industry - 4.98%

General Electric Co	3,105	111,966
Smiths Group PLC (United Kingdom)	13,516	217,489
Tyco International Ltd (Bermuda)	20,365	688,337

		1,017,792

Producer Durables - 1.71%

Lockheed Martin Corp	4,320	263,779
Pentair Inc	2,195	85,605

		349,384

Technology - 14.27%

Check Point Software Technologies Ltd * (Israel)	3,475	75,547
Cisco Systems Inc *	18,915	338,389
Corning Inc *	11,185	124,489
Dell Inc *	6,560	252,035
Maxim Integrated Products Inc	8,700	355,569
Microsoft Corp	18,070	436,752
Motorola Inc	16,930	253,442
SafeNet Inc *	3,195	93,646
Samsung Electronics Co Ltd (S. Korea)	990	489,394
Texas Instruments Inc	19,460	496,035

		2,915,298

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-9

PACIFIC FUNDS PF JANUS GROWTH LT FUND Schedule of Investments (Continued) March 31, 2005

	Shares	Value

Utilities - 2.75%

Comcast Corp Special ‘A’ *	10,305	$344,187
Nextel Partners Inc ‘A’ *	9,855	216,416

		560,603

Total Common Stocks
(Cost $16,078,232)		18,870,428

Principal Amount

SHORT-TERM INVESTMENTS - 7.38%

U.S. Government Agency Issue - 7.34%

Freddie Mac
2.540% due 04/01/05	$1,500,000	1,500,000

	Shares

Money Market Funds - 0.04%

BlackRock Liquidity Funds Institutional TempCash	4,234	4,234
BlackRock Liquidity Funds Institutional TempFund	4,234	4,234

		8,468

Total Short-Term Investments
(Cost $1,508,468)		1,508,468

TOTAL INVESTMENTS - 100.08%
(Cost $17,646,700)		20,445,571

OTHER ASSETS & LIABILITIES, NET - (0.08%)		(15,930)

NET ASSETS - 100.00%		$ 20,429,641

Notes to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	29.72%
Technology	14.27%
Financial Services	13.13%
Health Care	12.52%
Short-Term Investments	7.38%
Autos & Transportation	5.78%
Multi-Industry	4.98%
Materials & Processing	2.75%
Utilities	2.75%
Consumer Staples	2.39%
Producer Durables	1.71%
Energy	1.49%
Integrated Oils	1.21%

100.08%
Other Assets & Liabilities, Net	(0.08%)

100.00%

(b) Short-term securities represent either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Forward foreign currency contracts outstanding as of March 31, 2005, were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation (Depreciation)

Buy	CHF	20,000	04/05	($ 544)
Sell	CHF	300,000	04/05	(4,803)
Buy	EUR	40,000	04/05	838
Sell	EUR	180,000	04/05	(6,269)
Sell	KRW	185,000,000	05/05	(13,733)

				($ 24,511)

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-10

PACIFIC FUNDS PF LAZARD MID-CAP VALUE FUND Schedule of Investments March 31, 2005

	Shares	Value

COMMON STOCKS - 95.86%

Autos & Transportation - 5.57%

CNF Inc	8,700	$407,073
Lear Corp	8,500	377,060
Norfolk Southern Corp	8,700	322,335
Southwest Airlines Co	22,200	316,128

		1,422,596

Consumer Discretionary - 27.46%

ARAMARK Corp ‘B’	23,000	604,440
Arbitron Inc	8,700	373,230
Belo Corp ‘A’	22,800	550,392
Brinker International Inc *	8,600	311,492
CDW Corp	6,400	362,752
Dex Media Inc	34,100	704,165
Dollar Tree Stores Inc *	22,800	655,044
GTECH Holdings Corp	21,500	505,895
Mattel Inc	16,100	343,735
Newell Rubbermaid Inc	14,800	324,712
Polo Ralph Lauren Corp	6,700	259,960
Reebok International Ltd	13,600	602,480
Republic Services Inc	11,300	378,324
Sears Holdings Corp *	1,951	259,875
Westwood One Inc *	38,500	783,475

		7,019,971

Consumer Staples - 2.61%

Dean Foods Co *	8,800	301,840
The Pepsi Bottling Group Inc	13,100	364,835

		666,675

Energy - 3.69%

Baker Hughes Inc	5,600	249,144
BJ Services Co	5,500	285,340
Premcor Inc	3,300	196,944
Valero Energy Corp	2,900	212,483

		943,911

Financial Services - 18.51%

AMB Property Corp	8,100	306,180
City National Corp	3,500	244,370
DST Systems Inc *	8,900	411,002
Federated Investors Inc ‘B’	10,200	288,762
Health Care Property Investors Inc	13,400	314,498
Legg Mason Inc	3,200	250,048
M&T Bank Corp	2,300	234,738
Mercantile Bankshares Corp	4,800	244,128
MGIC Investment Corp	4,200	259,014
North Fork Bancorp Inc	14,100	391,134
Northern Trust Corp	5,700	247,608
Protective Life Corp	12,800	503,040
RenaissanceRe Holdings Ltd (Bermuda)	9,400	438,980
The Student Loan Corp	1,200	250,812
Trizec Properties Inc	18,300	347,700

		4,732,014

Health Care - 8.23%

DaVita Inc *	10,900	456,165
Edwards Lifesciences Corp *	8,400	363,048
Health Net Inc *	12,000	392,520
Laboratory Corp of America Holdings *	10,800	520,560
Medco Health Solutions Inc *	7,500	371,775

		2,104,068

Integrated Oils - 1.82%

GlobalSantaFe Corp	8,400	311,136
Unocal Corp	2,500	154,225

		465,361

Materials & Processing - 10.87%

Avery Dennison Corp	5,100	315,843
Ball Corp	9,200	381,616
Celanese Corp ‘A’ *	20,900	375,991
Jacobs Engineering Group Inc *	4,600	238,832
Louisiana-Pacific Corp	11,500	289,110
Pactiv Corp *	19,800	462,330
Rohm & Haas Co	5,800	278,400
Temple-Inland Inc	6,000	435,300

		2,777,422

Multi-Industry - 2.63%

Fortune Brands Inc	5,200	419,276
ITT Industries Inc	2,800	252,672

		671,948

Producer Durables - 3.27%

Alliant Techsystems Inc *	4,700	335,815
Novellus Systems Inc *	14,300	382,239
Polycom Inc *	6,900	116,955

		835,009

Technology - 6.39%

Arrow Electronics Inc *	10,600	268,710
Avaya Inc *	30,000	350,400
BEA Systems Inc *	40,800	325,176
Ingram Micro Inc ‘A’ *	30	500
Intersil Corp ‘A’	9,300	161,076
Siebel Systems Inc *	17,900	163,427
Storage Technology Corp *	4,600	141,680
Vishay Intertechnology Inc *	17,900	222,497

		1,633,466

Utilities - 4.81%

Citizens Communications Co	13,300	172,102
KeySpan Corp	7,600	296,172
MCI Inc	5,500	137,060
PanAmSat Holding Corp	15,300	260,100
Western Wireless Corp ‘A’ *	9,600	364,416

		1,229,850

Total Common Stocks
(Cost $24,550,251)		24,502,291

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-11

PACIFIC FUNDS PF LAZARD MID-CAP VALUE FUND Schedule of Investments (Continued) March 31, 2005

	Shares	Value

SHORT-TERM INVESTMENTS - 6.67%

Money Market Funds - 6.67%

BlackRock Liquidity Funds Institutional TempCash	518,419	$518,419
BlackRock Liquidity Funds Institutional TempFund	1,185,685	1,185,685

		1,704,104

Total Short-Term Investments
(Cost $1,704,104)		1,704,104

TOTAL INVESTMENTS - 102.53%
(Cost $26,254,355)		26,206,395

OTHER ASSETS & LIABILITIES, NET - (2.53%)		(645,614)

NET ASSETS - 100.00%		$25,560,781

Note to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	27.46%
Financial Services	18.51%
Materials & Processing	10.87%
Health Care	8.23%
Short-Term Investments	6.67%
Technology	6.39%
Autos & Transportation	5.57%
Utilities	4.81%
Energy	3.69%
Producer Durables	3.27%
Multi-Industry	2.63%
Consumer Staples	2.61%
Integrated Oils	1.82%

102.53%
Other Assets & Liabilities, Net	(2.53%)

100.00%

See Notes to Financial Statements
C-12

PACIFIC FUNDS PF LAZARD INTERNATIONAL VALUE FUND Schedule of Investments March 31, 2005

	Shares	Value

COMMON STOCKS - 82.42%

Denmark - 1.68%

Danske Bank AS	30,400	$882,014

Finland - 3.32%

Nokia OYJ *	112,300	1,741,063

France - 10.44%

AXA	35,100	935,023
Sanofi-Aventis	11,052	931,948
Societe Generale	13,000	1,350,674
Total SA	5,900	1,380,488
Vivendi Universal SA *	28,700	879,122

		5,477,255

Germany - 3.37%

Schering AG	13,200	875,403
Siemens AG	11,300	894,267

		1,769,670

Ireland - 1.77%

Allied Irish Banks PLC	44,217	925,689

Italy - 6.18%

Enel SPA	88,700	848,562
ENI SPA	54,200	1,407,290
Sanpaolo IMI SPA	63,000	986,532

		3,242,384

Japan - 7.45%

Canon Inc	25,800	1,383,475
Kao Corp	54,000	1,241,350
Nomura Holdings Inc	91,800	1,284,156

		3,908,981

Netherlands - 5.26%

Heineken NV	39,650	1,373,870
Royal Dutch Petroleum Co	23,200	1,387,014

		2,760,884

Switzerland - 15.61%

Compagnie Financiere Richemont AG ‘A’	27,500	863,363
Credit Suisse Group *	32,500	1,395,322
Nestle SA	5,100	1,395,406
Novartis AG	18,700	872,422
Roche Holding AG	8,700	932,519
Swiss Reinsurance Co	12,500	895,134
UBS AG	21,700	1,832,448

		8,186,614

United Kingdom - 27.34%

Barclays PLC	172,400	1,762,541
BP PLC	135,000	1,399,313
Cadbury Schweppes PLC	186,842	1,873,115
Diageo PLC	94,800	1,336,447
GlaxoSmithKline PLC	79,900	1,831,522
HSBC Holdings PLC	110,361	1,745,604
Tesco PLC	148,300	886,991
Unilever PLC	183,600	1,814,592
Vodafone Group PLC	636,984	1,691,256

		14,341,381

Total Common Stocks
(Cost $35,426,828)		43,235,935

SHORT-TERM INVESTMENTS - 7.41%

Money Market Funds - 7.41%

BlackRock Liquidity Funds Institutional TempCash	1,944,321	1,944,321
BlackRock Liquidity Funds Institutional TempFund	1,944,321	1,944,321

		3,888,642

Total Short-Term Investments
(Cost $3,888,642)		3,888,642

TOTAL INVESTMENTS - 89.83%
(Cost $39,315,470)		47,124,577

OTHER ASSETS & LIABILITIES, NET - 10.17%		5,337,414

NET ASSETS - 100.00%		$52,461,991

Note to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Financial Services	26.68%
Consumer Staples	16.55%
Health Care	10.38%
Integrated Oils	7.94%
Short-Term Investments	7.41%
Technology	5.96%
Consumer Discretionary	5.69%
Multi-Industry	3.32%
Utilities	3.22%
Energy	2.68%

89.83%
Other Assets & Liabilities, Net	10.17%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-13

PACIFIC FUNDS PF MFS INTERNATIONAL LARGE-CAP FUND Schedule of Investments March 31, 2005

	Shares	Value

COMMON STOCKS - 87.15%

Australia - 1.14%

QBE Insurance Group Ltd	38,975	$448,196

Austria - 1.73%

Erste Bank der Oesterreichischen Sparkassen AG	12,940	676,833

Brazil - 0.79%

Cia Vale do Rio Doce ADR	9,740	307,881

Canada - 3.35%

BCE Inc	9,110	227,806
Canadian National Railway Co	8,935	565,675
EnCana Corp	7,330	517,651

		1,311,132

France - 15.30%

AXA	31,260	832,730
Business Objects SA *	10,300	275,715
Credit Agricole SA	18,813	511,399
Groupe Danone	5,280	525,310
L’Air Liquide SA	2,123	390,513
L’Air Liquide SA - Registered * +	3,153	579,976
LVMH Moet Hennessy Louis Vuitton SA	3,730	278,990
Sanofi-Aventis	4,345	366,387
Schneider Electric SA	11,335	888,222
Societe Television Francaise 1	5,270	166,688
Total SA	3,520	823,613
Veolia Environnement	10,060	356,794

		5,996,337

Germany - 1.11%

Premiere AG *	730	30,234
Schering AG	6,130	406,532

		436,766

Hong Kong - 2.66%

CNOOC Ltd	668,500	359,987
Esprit Holdings Ltd	45,000	307,233
Hutchison Telecommunications International Ltd *	392,000	374,437

		1,041,657

Hungary - 1.15%

OTP Bank RT GDR	6,620	452,808

Indonesia - 0.30%

P.T. Bank Central Asia Tbk	326,000	117,031

Ireland - 0.96%

DEPFA Bank PLC	23,680	374,494

Italy - 1.97%

FASTWEB SPA *	4,080	199,645
Riunione Adriatica di Sicurta SPA	24,250	570,548

		770,193

Japan - 13.19%

Asahi Glass Co Ltd	47,000	495,290
Bridgestone Corp	24,000	441,145
Canon Inc	6,000	321,738
Chugai Pharmaceutical Co Ltd	14,800	227,321
Murata Manufacturing Co Ltd	5,700	305,651
Nintendo Co Ltd	5,200	567,379
Nitto Denko Corp	9,500	497,902
Sekisui Chemical Co Ltd	46,000	334,179
Shinsei Bank Ltd	80,000	455,096
Tokyo Gas Co Ltd	139,640	562,571
Toray Industries Inc	79,000	354,369
Toyota Motor Corp	16,300	606,519

		5,169,160

Mexico - 1.09%

Grupo Televisa SA ADR	7,260	426,888

Netherlands - 1.05%

Reed Elsevier NV	27,310	411,723

Poland - 0.54%

Powszechna Kasa Oszczednosci Bank Polski SA *	24,080	212,445

Singapore - 2.20%

DBS Group Holdings Ltd	35,000	315,917
SingTel	348,290	544,351

		860,268

South Korea - 1.84%

Samsung Electronics Co Ltd	1,460	721,733

Spain - 4.53%

Banco Bilbao Vizcaya Argentaria SA	33,860	551,290
Iberdrola SA	16,640	435,289
Telefonica SA	45,196	787,414

		1,773,993

Sweden - 5.90%

Atlas Copco AB ‘A’	10,370	496,435
Hennes & Mauritz AB ‘B’	19,130	657,426
Sandvik AB	19,440	808,293
Telefonaktiebolaget LM Ericsson ‘B’ *	124,320	349,880

		2,312,034

Switzerland - 6.52%

Nestle SA	973	266,222
Roche Holding AG	8,280	887,501
Straumann Holding AG	620	134,259
Syngenta AG *	1,815	189,535
Synthes Inc	2,070	230,183
UBS AG	10,018	845,966

		2,553,666

Thailand - 0.51%

Bangkok Bank PCL	70,490	201,812

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-14

PACIFIC FUNDS PF MFS INTERNATIONAL LARGE-CAP FUND Schedule of Investments (Continue) March 31, 2005

	Shares	Value

United Kingdom - 19.32%

AMVESCAP PLC	60,000	$378,423
AstraZeneca PLC	14,310	564,103
BG Group PLC	22,640	175,949
Diageo PLC	39,880	562,210
Hilton Group PLC	77,800	442,538
Kingfisher PLC	131,305	716,486
NEXT PLC	13,230	398,023
Reckitt Benckiser PLC	49,754	1,581,461
Royal Bank of Scotland Group PLC	13,862	441,136
Smith & Nephew PLC	29,510	277,439
The BOC Group PLC	8,770	168,880
Vodafone Group PLC	370,250	983,051
William Hill PLC	60,770	632,769
Yell Group PLC	27,520	245,988

		7,568,456

Total Common Stocks (Cost $29,712,556)		34,145,506

	Principal Amount

SHORT-TERM INVESTMENTS - 5.89%

Commercial Paper - 3.97%

Cargill Inc
2.820% due 04/01/05	$1,556,000	1,556,000

U.S. Government Agency Issue - 1.92%

Federal Home Loan Bank
2.400% due 04/01/05	749,000	749,000

	Shares

Money Market Fund - 0.00%

BlackRock Liquidity Funds Institutional TempCash	178	178

Total Short-Term Investments (Cost $2,305,178)		2,305,178

TOTAL INVESTMENTS - 93.04%
(Cost $32,017,734)		36,450,684

OTHER ASSETS & LIABILITIES, NET - 6.96%		2,728,276

NET ASSETS - 100.00%		$39,178,960

Notes to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Financial Services	18.85%
Consumer Discretionary	13.48%
Utilities	10.50%
Health Care	7.90%
Materials & Processing	7.62%
Consumer Staples	7.49%
Producer Durables	7.23%
Short-Term Investments	5.88%
Integrated Oils	4.79%
Technology	4.27%
Autos & Transportation	4.12%
Multi-Industry	0.91%

93.04%
Other Assets & Liabilities, Net	6.96%

100.00%

(b) Short-term securities represent either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements
C-15

PACIFIC FUNDS PF PIMCO INFLATION MANAGED FUND Schedule of Investments March 31, 2005

	Shares	Value

PREFERRED STOCKS - 0.09%

Financial Services - 0.09%

Fannie Mae	700	$38,894

Total Preferred Stocks (Cost $35,000)		38,894

	Principal Amount

CORPORATE BONDS & NOTES - 1.46%

Financial Services - 1.46%

General Motors Acceptance Corp
3.560% due 01/16/07 §	$200,000	191,735
Pemex Project Funding Master Trust
9.250% due 03/30/18 ~	200,000	241,000
Travelers Property Casualty Corp
3.750% due 03/15/08	100,000	97,873
Verizon Wireless Capital LLC
2.930% due 05/23/05 ~ §	100,000	99,990

		630,598

Total Corporate Bonds & Notes (Cost $641,365)		630,598

U.S. TREASURY OBLIGATIONS - 101.02%

U.S. Treasury Inflation Protected Securities - 101.02%

0.875% due 04/15/10 ^	201,312	196,983
1.625% due 01/15/15 ^	99,865	98,422
2.000% due 01/15/14 # ^	8,720,400	8,928,617
2.000% due 07/15/14 # ^	7,214,422	7,371,249
2.375% due 01/15/25 # ^	4,046,480	4,353,790
3.000% due 07/15/12 # ^	3,420,274	3,765,386
3.375% due 01/15/07 # ^	5,897,444	6,193,018
3.375% due 04/15/32 # ^	268,573	356,504
3.500% due 01/15/11 ^	2,191,240	2,448,514
3.625% due 01/15/08 # ^	2,360,640	2,539,562
3.625% due 04/15/28 ^	1,615,189	2,123,626
3.875% due 01/15/09 # ^	930,184	1,026,099
3.875% due 04/15/29 # ^	3,189,835	4,387,784

		43,789,554

Total U.S. Treasury Obligations (Cost $43,440,903)		43,789,554

FOREIGN GOVERNMENT BONDS - 1.64%

Bundesrepublik Deutschland (Germany)
6.250% due 01/04/30 #	EUR100,000	172,840
France Government Bond OAT (France)
5.750% due 10/25/32 #	100,000	164,177
Russian Federation Government Bond (Russia)
5.000% due 03/31/30	$100,000	102,550
8.250% due 03/31/10	100,000	107,960
Spanish Government Bond (Spain)
5.750% due 07/30/32 #	EUR100,000	164,151

Total Foreign Government Bonds (Cost $720,250)		711,678

MUNICIPAL BONDS - 0.48%

New Hampshire Municipal Bond Bank ‘B’
5.000% due 08/15/13	$100,000	108,448
Tobacco Settlement Financing Corp RI ‘A’
6.000% due 06/01/23	100,000	100,568

Total Municipal Bonds (Cost $196,020)		209,016

SHORT-TERM INVESTMENTS - 9.09%

Commercial Paper - 7.33%

ANZ DE Inc
2.840% due 06/03/05	400,000	397,965
Barclays U.S. Funding LLC
2.930% due 06/14/05	500,000	496,985
2.945% due 06/16/05	100,000	99,380
DnB NOR Bank ASA (Norway)
2.980% due 07/14/05	1,100,000	1,090,282
Skandinaviska Enskilda Banken AB (Sweden)
2.880% due 06/09/05	500,000	497,171
2.950% due 06/16/05	600,000	596,239

		3,178,022

U.S. Treasury Bills - 0.22%

2.688% due 06/02/05 ‡	5,000	4,977
2.728% due 06/16/05 ‡	5,000	4,972
2.740% due 06/16/05 ‡	85,000	84,518

		94,467

	Shares

Money Market Funds - 1.54%

BlackRock Liquidity Funds Institutional TempCash	333,787	333,787
BlackRock Liquidity Funds Institutional TempFund	333,787	333,787

		667,574

Total Short-Term Investments (Cost $3,940,443)		3,940,063

TOTAL INVESTMENTS - 113.78%
(Cost $48,973,981)		49,319,803

OTHER ASSETS & LIABILITIES, NET - (13.78%)		(5,972,895)

NET ASSETS - 100.00%		$43,346,908

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-16

PACIFIC FUNDS PF PIMCO INFLATION MANAGED FUND Schedule of Investments (Continued) March 31, 2005

Notes to Schedule of Investments (a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	101.02%
Short-Term Investments	9.09%
Foreign Government Bonds	1.64%
Corporate Bonds & Notes	1.46%
Municipal Bonds	0.48%
Equity Securities	0.09%

113.78%
Other Assets and Liabilities, Net	(13.78%)

100.00%

(b) Short-term securities represent either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with an approximate aggregate market value of $94,467 were segregated with the custodian to cover margin requirements for the following open futures contracts as of March 31, 2005:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)

Euro-Bund 10-Year Notes (06/05)	14	EUR1,400,000	$20,598
Eurodollar (06/05)	15	$15,000,000	(26,375)
U.S. Treasury 10-Year Notes (06/05)	18	1,800,000	4,547
U.S. Treasury 30-Year Bonds (06/05)	5	500,000	1,094

			$(136)

(d) Investment sold short outstanding as of March 31, 2005:

Type	Principal Amount	Value

U.S. Treasury Notes
4.250% due 11/15/13 #	$600,000	$590,930

Total Investment sold short
(Proceeds $594,668)		$590,930

(e) Forward foreign currency contracts outstanding as of March 31, 2005 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation (Depreciation)

Sell	EUR	467,000	04/05	$9,437
Buy	JPY	40,527,000	04/05	(7,841)

				$1,596

(f) Transactions in written options for the year ended March 31, 2005, were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2004	4,000,000	$34,776
Call Options Written	27	6,634
Put Options Written	27	7,789
Call Options Expired	(2,000,009)	(21,506)
Put Options Expired	(2,000,009)	(19,594)

Outstanding, March 31, 2005	36	$8,099

(g) Premiums received and value of written options outstanding as of March 31, 2005:

Counterparty	Type	Strike Price	Expiration Date	Number of Contracts	Premium	Value

Citigroup Inc	Put - CBOT U.S. Treasury 10-Year Futures	$107.00	05/20/05	18	$4,917	$3,656
Citigroup Inc	Call - CBOT U.S. Treasury 10-Year Futures	112.00	05/20/05	13	2,420	1,016
Merrill Lynch & Co Inc	Call - CBOT U.S. Treasury 10-Year Futures	113.00	05/20/05	5	762	156

					$8,099	$4,828

(h) Interest rate swaps outstanding as of March 31, 2005:

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation

Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	4.000%	06/15/10	$200,000	$4,174
JPMorgan Chase & Co	3-Month USD-LIBOR	Receive	5.000%	06/15/15	300,000	5,802
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	5.000%	06/15/15	700,000	9,174
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/15/15	1,500,000	35,072
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Receive	5.000%	06/15/15	3,000,000	51,826
UBS AG	3-Month USD-LIBOR	Receive	5.000%	06/15/15	500,000	12,115
Barclays Bank PLC	6-Month EUR-LIBOR	Pay	4.500%	06/17/15	EUR200,000	12,250

						$130,413

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-17

PACIFIC FUNDS PF PIMCO MANAGED BOND FUND Schedule of Investments March 31, 2005

	Shares	Value

PREFERRED STOCKS - 0.13%

Financial Services - 0.13%

Fannie Mae	1,085	$60,285

Total Preferred Stocks (Cost $54,250)		60,285

	Principal Amount

CORPORATE BONDS & NOTES - 3.53%

Autos & Transportation - 0.19%

General Motors Corp
8.250% due 07/15/23	$100,000	86,572

Financial Services - 1.76%

Bank of America Corp
4.875% due 01/15/13	100,000	99,416
CIT Group Inc
7.750% due 04/02/12	100,000	115,826
Citigroup Inc
5.625% due 08/27/12	50,000	51,879
General Motors Acceptance Corp
6.875% due 08/28/12	200,000	178,447
Morgan Stanley
5.300% due 03/01/13	100,000	100,729
Pemex Project Funding Master Trust
9.250% due 03/30/18 ~	100,000	120,500
Qwest Capital Funding Inc
7.250% due 02/15/11	100,000	93,750
Unilever Capital Corp
6.875% due 11/01/05	50,000	51,257

		811,804

Integrated Oils - 0.51%

Enterprise Products Operating LP
4.625% due 10/15/09	100,000	97,685
Occidental Petroleum Corp
8.450% due 02/15/29	100,000	135,208

		232,893

Utilities - 1.07%

Entergy Gulf States Inc
3.600% due 06/01/08	100,000	97,115
Pacific Gas & Electric Co
3.260% due 04/03/06 §	100,000	100,284
SBC Communications Inc
4.125% due 09/15/09	100,000	97,360
4.206% due 06/05/21 ~	200,000	200,350

		495,109

Total Corporate Bonds & Notes (Cost $1,635,659)		1,626,378

MORTGAGE-BACKED SECURITIES - 27.71%

Collateralized Mortgage Obligations - 12.63%

Banc of America Large Loan
3.010% due 11/15/15 ~ “ §	200,000	200,257
Countrywide Home Loan Mortgage Pass
Thru Trust
3.170% due 03/25/35 “ §	198,138	198,231
Credit-Based Asset Servicing & Securitization LLC 3.170% due 06/25/32 “ §	300,515	301,000
CS First Boston Mortgage Securities Corp
3.040% due 03/25/32 ~ “ §	104,956	105,367
3.180% due 03/25/32 ~ “ §	108,390	107,901
Fannie Mae
2.940% due 05/25/34 “ §	91,807	91,572
3.875% due 11/25/23 “ §	850,000	887,397
4.000% due 08/25/09 “	352,602	353,430
5.000% due 04/25/14 “	554,813	557,173
6.250% due 10/25/22 “	39,512	39,535
Freddie Mac
2.750% due 02/15/12 “	370,249	368,137
3.500% due 03/15/10 “	398,283	398,554
5.000% due 09/15/16 “	57,858	58,374
6.250% due 04/15/23 “	179,358	181,581
Government National Mortgage Association
5.500% due 11/20/31 “	5,952	5,945
6.000% due 09/16/28 “	421,342	423,625
Harborview Mortgage Loan Trust
3.140% due 04/19/35 # “ §	200,000	200,094
Homestar Mortgage Acceptance Corp
3.040% due 01/25/22 “ §	142,943	143,039
Mellon Residential Funding Corp
3.050% due 06/15/30 “ §	49,878	49,792
MLCC Mortgage Investors Inc
3.190% due 03/15/25 “ §	98,822	99,357
Residential Asset Securitization Trust
3.250% due 05/25/33 “ §	123,049	123,296
Small Business Administration Inc
4.754% due 08/10/14 “	199,833	198,342
Washington Mutual Inc
2.998% due 01/25/45 “ §	197,595	198,042
3.008% due 01/25/45 “ §	197,888	198,084
3.120% due 12/25/27 “ §	250,727	250,639
3.433% due 02/27/34 “ §	27,805	27,699
5.131% due 10/25/32 “ §	48,862	49,421

		5,815,884

Fannie Mae - 12.32%

4.855% due 12/01/36 “ §	68,227	69,870
5.000% due 04/18/20 # “	500,000	499,687
5.500% due 12/01/14 “	90,608	92,515
5.500% due 06/01/23 # “	266,422	269,302
5.500% due 02/01/33 “	530,058	532,350
5.500% due 03/01/34 “	69,942	70,113
5.500% due 04/13/35 # “	3,500,000	3,505,467
6.000% due 09/01/22 # “	214,050	220,396
6.000% due 01/01/23 # “	148,570	152,979
6.500% due 03/01/17 “	246,069	257,105

		5,669,784

Freddie Mac - 2.76%

5.500% due 08/01/07 “	66,122	67,421
5.500% due 03/01/23 # “	121,163	122,593
5.662% due 04/01/32 “ §	368,071	380,267
5.947% due 11/01/31 “ §	63,104	64,158
6.000% due 12/01/22 “	171,151	176,387
6.000% due 03/01/23 # “	370,228	381,311
7.500% due 10/25/43 “	70,757	76,054

		1,268,191

Total Mortgage-Backed Securities (Cost $12,761,780)		12,753,859

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-18

PACIFIC FUNDS PF PIMCO MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2005

	Principal Amount	Value

ASSET-BACKED SECURITIES - 2.57%

Bank One Issuance Trust
2.860% due 10/15/08 “ §	$200,000	$200,191
CitiFinancial Mortgage Securities Inc
3.160% due 05/25/33 “ §	46,542	46,622
Countrywide Asset-Backed Certificates
2.990% due 05/25/23 “ §	184,181	184,325
3.040% due 09/25/21 “ §	166,372	166,437
3.040% due 10/25/21 “ §	113,340	113,452
Fannie Mae Grantor Trust
2.890% due 08/15/26 “ §	309,081	309,260
First Franklin Mortgage Loan Asset-Backed
Certificates
2.940% due 03/25/34 “ §	20,316	20,329
Long Beach Mortgage Loan Trust
3.000% due 02/25/24 “ §	48,269	48,312
Morgan Stanley Dean Witter Capital I Inc Trust
3.180% due 07/25/32 “ §	10,071	10,156
Residential Asset Mortgage Products Inc
3.000% due 06/25/24 “ §	31,061	31,085
Residential Asset Securities Corp
2.970% due 06/25/25 “ §	51,476	51,507

Total Asset-Backed Securities (Cost $1,180,941)		1,181,676

U.S. GOVERNMENT AGENCY ISSUE - 1.95%

Fannie Mae
2.925% due 09/22/06 §	900,000	899,595

Total U.S. Government Agency Issue (Cost $899,115)		899,595

U.S. TREASURY OBLIGATIONS - 12.43%

U.S. Treasury Bonds - 5.54%

6.000% due 02/15/26	1,300,000	1,487,535
6.125% due 11/15/27	300,000	350,731
6.250% due 08/15/23	500,000	582,325
7.250% due 08/15/22	100,000	127,863

		2,548,454

U.S. Treasury Inflation Protected Securities - 3.65%

1.875% due 07/15/13 # ^	103,824	105,667
2.000% due 07/15/14 # ^	1,416,268	1,447,055
3.375% due 01/15/07 # ^	120,356	126,388

		1,679,110

U.S. Treasury Notes - 3.24%

1.625% due 04/30/05	900,000	899,438
3.000% due 12/31/06	600,000	592,571

		1,492,009

Total U.S. Treasury Obligations
(Cost $5,723,226)		5,719,573

FOREIGN GOVERNMENT BONDS - 6.06%

Bundesrepublik Deutschland (Germany) 6.250% due 01/04/30 #	EUR200,000	345,680
6.500% due 07/04/27 #	200,000	350,836
France Government Bond OAT (France)
4.750% due 04/25/35 #	100,000	143,435
5.750% due 10/25/32 #	200,000	328,354
Hong Kong Government International Bond
(Hong Kong)
5.125% due 08/01/14 ~ #	$100,000	101,093
Republic of Brazil (Brazil)
3.063% due 04/15/06 §	24,000	23,995
3.125% due 04/15/09 §	8,471	8,292
3.125% due 04/15/12 §	97,060	91,689
8.000% due 04/15/14	100,272	99,899
11.500% due 03/12/08	170,000	192,355
Republic of Panama (Panama)
9.625% due 02/08/11	80,000	90,800
Republic of Peru (Peru)
9.125% due 02/21/12	232,000	262,160
Russian Federation Government Bond (Russia)
5.000% due 03/31/30	310,000	317,905
8.250% due 03/31/10	40,000	43,184
Spanish Government Bond (Spain)
5.750% due 07/30/32 #	EUR100,000	164,152
United Mexican States (Mexico)
8.000% due 09/24/22	$185,000	210,438

	Notional Amount

United Mexican States Value Recovery Rights (Mexico)
0.000% due 06/30/05 §	250,000	3,500
0.000% due 06/30/06 §	250,000	6,500
0.000% due 06/30/07 §	250,000	5,875

Total Foreign Government Bonds
(Cost $2,700,865)		2,790,142

	Principal Amount

MUNICIPAL BONDS - 2.60%

Austin Texas Water & Wastewater System Revenue ‘A’
5.000% due 11/15/29	200,000	206,620
California State Economic Recovery ‘A’
5.000% due 07/01/11	100,000	108,628
Chicago Illinois ‘A’
5.000% due 01/01/34	200,000	204,362
Energy Northwest Washington Electric Revenue ‘A’
5.500% due 07/01/12	100,000	110,465
Florida State Board of Education ‘A’
5.000% due 06/01/32	100,000	103,100
Golden State Tobacco Securitization Corp CA ‘A-1’
6.250% due 06/01/33	50,000	51,343
6.750% due 06/01/39	100,000	105,430
New York City Municipal Water Finance Authority
Water & Sewer Systems Revenue NY ‘E’
5.000% due 06/15/34	100,000	102,561
San Antonio Texas Refunding ‘A’
5.000% due 02/01/10	100,000	106,873
Tobacco Settlement Financing Corp NJ
6.000% due 06/01/37	100,000	99,567

Total Municipal Bonds
(Cost $1,163,315)		1,198,949

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-19

PACIFIC FUNDS PF PIMCO MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2005

	Notional Amount	Value

PURCHASED CALL OPTION - 0.02%

30-Year Swaption (3-Month LIBOR vs. 5.750%) OTC
Strike @ $5.75 Exp. 04/27/09
Broker: Lehman Brothers Holdings Inc	$100,000	$9,121

Total Purchased Call Option
(Cost $5,170)		9,121

	Number of Contracts

PURCHASED PUT OPTIONS - 0.01%

Eurodollar (06/05) Futures CME
Strike @ $91.50 Exp. 06/13/05
Broker: Merrill Lynch & Co Inc	7	44
Eurodollar (06/05) Futures CME
Strike @ $96.00 Exp. 06/13/05
Broker: Merrill Lynch & Co Inc	13	81
Eurodollar (09/05) Futures CME
Strike @ $94.50 Exp. 09/19/05
Broker: Merrill Lynch & Co Inc	10	63
Eurodollar (12/05) Futures CME
Strike @ $93.75 Exp. 12/19/05
Broker: Merrill Lynch & Co Inc	13	81
Eurodollar (12/05) Futures CME
Strike @ $94.00 Exp. 12/19/05
Broker: Merrill Lynch & Co Inc	11	69

	Notional Amount

30-Year Swaption (3-Month LIBOR vs. 6.250%) OTC
Strike @ $6.25 Exp. 04/27/09
Broker: Lehman Brothers Holdings Inc	$100,000	3,921

Total Purchased Put Options
(Cost $7,734)		4,259

	Principal Amount

SHORT-TERM INVESTMENTS - 55.04%

Commercial Paper - 35.06%

ANZ DE Inc
2.840% due 06/03/05	700,000	696,439
ASB Bank Ltd
2.420% due 04/07/05	500,000	499,786
Bank of Ireland (Ireland)
2.530% due 04/11/05	600,000	599,566
Barclays U.S. Funding LLC
2.515% due 04/05/05	300,000	299,914
2.665% due 05/02/05	100,000	99,766
2.945% due 06/16/05	900,000	894,416
CBA DE Finance
2.525% due 04/11/05	400,000	399,714
Danske Corp
2.460% due 04/05/05	1,000,000	999,713
2.725% due 06/06/05	100,000	99,466
2.980% due 06/30/05	200,000	198,514
DnB NOR Bank ASA (Norway)
2.750% due 06/10/05	1,100,000	1,093,682
Ford Motor Credit Co
2.520% due 04/08/05	200,000	199,888
ForeningsSparbanken AB (Sweden) 2.980% due 06/29/05	200,000	198,517
General Electric Capital Corp
2.970% due 06/20/05	800,000	794,759
HBOS Treasury Services PLC (United Kingdom)
2.615% due 04/25/05	200,000	199,647
ING U.S. Funding LLC
2.400% due 04/05/05	500,000	499,856
2.940% due 06/16/05	100,000	99,379
2.960% due 06/21/05	700,000	695,352
IXIS
2.890% due 06/21/05	1,100,000	1,092,696
Nordea North America Inc
2.600% due 04/25/05	1,100,000	1,098,039
Rabobank USA Financial Corp
2.720% due 06/01/05	1,100,000	1,094,591
Skandinaviska Enskilda Banken AB (Sweden)
2.760% due 05/17/05	1,100,000	1,095,959
Spintab AB (Sweden)
2.750% due 06/03/05	100,000	99,486
UBS Finance DE LLC
2.530% due 05/03/05	700,000	698,298
2.670% due 05/25/05	200,000	199,132
2.730% due 06/02/05	100,000	99,500
2.785% due 04/28/05	300,000	299,373
Unicredit DE Inc
2.510% due 04/06/05	600,000	599,785
Westpac Trust Securities Ltd
2.765% due 05/17/05	1,200,000	1,195,638

		16,140,871

Foreign Government Issues - 8.30%

French Treasury Bills (France)
2.031% due 06/16/05	EUR260,000	335,490
2.027% due 06/23/05	500,000	644,919
2.015% due 06/30/05	1,000,000	1,290,053
Spain Letras del Tesoro (Spain)
2.025% due 06/17/05	1,200,000	1,549,066

		3,819,528

U.S. Government Agency Issues - 7.56%

Fannie Mae
2.710% due 06/13/05	$500,000	497,136
2.730% due 06/13/05	800,000	795,418
2.760% due 06/13/05	700,000	695,990
2.950% due 06/22/05	1,100,000	1,092,922
Freddie Mac
2.450% due 04/01/05	300,000	300,000
2.890% due 07/12/05	100,000	99,168

		3,480,634

U.S. Treasury Bills - 1.56%

2.533% due 05/19/05	200,000	199,294
2.710% due 06/02/05 ‡	460,000	457,914
2.740% due 06/16/05 ‡	60,000	59,660

		716,868

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-20

PACIFIC FUNDS PF PIMCO MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2005

	Shares	Value

Money Market Funds - 2.56%

BlackRock Liquidity Funds Institutional TempCash	588,847	$588,847
BlackRock Liquidity Funds Institutional TempFund	588,847	588,847

		1,177,694

Total Short-Term Investments (Cost $25,399,987)		25,335,595

TOTAL INVESTMENTS - 112.05%
(Cost $51,532,042)		51,579,432

OTHER ASSETS & LIABILITIES, NET - (12.05%)		(5,545,398)

NET ASSETS - 100.00%		$46,034,034

Notes to Schedule of Investments (a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Short-Term Investments	55.04%
Mortgage-Backed Securities	27.71%
U.S. Treasury Obligations	12.43%
Foreign Government Bonds	6.06%
Corporate Bonds & Notes	3.53%
Municipal Bonds	2.60%
Asset-Backed Securities	2.57%
U.S. Government Agency Issue	1.95%
Equity Securities	0.13%
Purchased Options	0.03%

112.05%
Other Assets & Liabilities, Net	(12.05%)

100.00%

(b) Short-term securities represent either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with an approximate aggregate market value of $517,574 were segregated with the custodian to cover margin requirements for the following open futures contracts as of March 31, 2005:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)

Euro-Bund 10-Year Notes (06/05)	13	EUR1,300,000	$21,259
Eurodollar (06/05)	23	$23,000,000	(25,112)
Eurodollar (09/05)	21	21,000,000	(31,688)
Eurodollar (12/05)	53	53,000,000	(37,788)
Eurodollar (12/06)	2	2,000,000	1,800
U.S. Treasury 5-Year Notes (06/05)	6	600,000	(3,563)
U.S. Treasury 10-Year Notes (06/05)	163	16,300,000	(90,718)
U.S. Treasury 30-Year Bonds (06/05)	30	3,000,000	(57,187)

Short Futures Outstanding

United Kingdom 90-Day
GBP-LIBOR (12/05) Strike @ $94.25
Purchased Put Options	5	GBP2,500,000	3,720

			($219,277)

(d) Investment sold short outstanding as of March 31, 2005:

Type	Principal Amount	Value

U.S. Treasury Notes
4.250% 08/15/13 #	$2,000,000	$1,972,892

Total Investment sold short (Proceeds $1,964,702)		$1,972,892

(e) Forward foreign currency contracts outstanding as of March 31, 2005 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation (Depreciation)

Buy	BRL	566,750	09/05	($ 685)
Buy	CNY	789,750	09/05	(2,765)
Sell	CNY	789,750	09/05	2,493
Sell	EUR	2,795,000	04/05	80,269
Sell	EUR	1,260,000	06/05	9,752
Buy	JPY	67,272,000	04/05	(13,306)

				$75,758

(f) Transactions in written options for the year ended March 31, 2005, were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2004	7,000,000	$173,374
Call Options Written	38	13,014
Put Options Written	31	10,524
Call Options Expired	(900,016)	(28,043)
Put Options Expired	(1,900,006)	(47,470)
Call Options Repurchased	(1,000,000)	(27,150)
Put Options Repurchased	—	—

Outstanding, March 31, 2005	3,200,047	$94,249

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-21

PACIFIC FUNDS PF PIMCO MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2005

(g) Premiums received and value of written options outstanding as of March 31, 2005:

Counterparty	Type	Pay/Receive Floating Rate Based on 3-Month LIBOR	Exercise Rate	Expiration Date	Notional Amount	Premium	Value

Lehman Brothers Holdings Inc	Call - OTC 7-Year Swaption	Receive	4.000%	09/23/05	$500,000	$7,550	$506
Merrill Lynch & Co Inc	Call - OTC 7-Year Swaption	Receive	4.000%	09/23/05	1,100,000	29,370	1,113
Merrill Lynch & Co Inc	Put - OTC 7-Year Swaption	Pay	6.000%	09/23/05	1,100,000	37,290	1,609
Lehman Brothers Holdings Inc	Put - OTC 7-Year Swaption	Pay	7.000%	09/23/05	500,000	7,700	39

			Strike Price		Number of Contracts

Merrill Lynch & Co Inc	Put - CBOT U.S. Treasury 10-Year Futures		$106.000	05/20/05	6	1,102	656
Merrill Lynch & Co Inc	Put - CBOT U.S. Treasury 10-Year Futures		107.000	05/20/05	7	2,411	1,422
Merrill Lynch & Co Inc	Put - CBOT U.S. Treasury 10-Year Futures		109.000	05/20/05	9	2,779	6,610
Merrill Lynch & Co Inc	Call - CBOT U.S. Treasury 10-Year Futures		111.000	05/20/05	7	1,895	1,531
Merrill Lynch & Co Inc	Call - CBOT U.S. Treasury 10-Year Futures		112.000	05/20/05	6	634	469
Merrill Lynch & Co Inc	Call - CBOT U.S. Treasury 10-Year Futures		115.000	05/20/05	9	2,076	141
Merrill Lynch & Co Inc	Put - CBOT U.S. Treasury 30-Year Futures		108.000	05/20/05	3	1,442	1,078

						$94,249	$15,174

(h) Credit default swaps outstanding as of March 31, 2005:

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

Lehman Brothers Holdings Inc	Russian Federation 5.000% due 03/31/30	Sell	1.000%	07/28/05	$100,000	$155
Lehman Brothers Holdings Inc	Russian Federation 5.000% due 03/31/30	Sell	0.970%	07/31/05	100,000	150
Citibank NA	General Motors Acceptance Corp 6.875% due 08/28/12	Sell	2.950%	06/20/06	100,000	—
Merrill Lynch & Co Inc	Russian Federation 5.000% due 03/31/30	Sell	0.610%	03/20/07	100,000	(482)
The Goldman Sachs Group Inc	Russian Federation 5.000% due 03/31/30	Sell	0.700%	03/20/07	100,000	(331)
HSBC Bank USA NA	General Motors Corp 7.125% due 07/15/13	Sell	3.750%	06/20/07	200,000	—
Lehman Brothers Holdings Inc	Johnson & Johnson 3.800% due 05/15/13	Buy	0.110%	12/20/08	100,000	(93)
Lehman Brothers Holdings Inc	The Home Depot Inc 5.375% due 04/01/06	Buy	0.120%	12/20/08	100,000	(216)
Citigroup Inc	Wal-Mart Stores Inc 3.375% due 10/01/08	Buy	0.140%	12/20/08	100,000	(216)
Barclays Bank PLC	Eli Lilly & Co 6.000% due 03/15/12	Buy	0.160%	12/20/08	100,000	(224)
Morgan Stanley	Emerson Electric Co 4.625% due 10/15/12	Buy	0.210%	12/20/08	100,000	(100)
Merrill Lynch & Co Inc	Gannett Co Inc 6.375% due 04/01/12	Buy	0.220%	12/20/08	100,000	(89)
Morgan Stanley	The Allstate Corp 6.125% due 02/15/12	Buy	0.260%	12/20/08	100,000	(474)
Citigroup Inc	Eaton Corp 5.750% due 07/15/12	Buy	0.280%	12/20/08	100,000	(551)
Barclays Bank PLC	Fedex Corp 7.250% due 10/15/12	Buy	0.290%	12/20/08	100,000	(404)
Lehman Brothers Holdings Inc	Whirlpool Corp 8.600% due 05/01/10	Buy	0.290%	12/20/08	100,000	153
Merrill Lynch & Co Inc	Ingersoll-Rand Co Ltd 6.480% due 06/01/25	Buy	0.320%	12/20/08	100,000	(497)

						($3,219)

(i) Interest rate swaps outstanding as of March 31, 2005:

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/15/10	$3,500,000	($ 73,048)
Greenwich Capital Markets	3-Month USD-LIBOR	Pay	4.000%	06/15/10	500,000	(7,885)
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Pay	4.000%	06/15/10	800,000	(14,092)
UBS Securities Inc	6-Month EUR-LIBOR	Receive	5.000%	12/15/14	EUR2,400,000	(262,247)
JPMorgan Chase & Co	6-Month GBP-LIBOR	Pay	5.000%	03/15/15	GBP300,000	(4,275)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/15/15	$100,000	1,490
JPMorgan Chase & Co	3-Month USD-LIBOR	Receive	5.000%	06/15/15	800,000	13,608
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	5.000%	06/15/15	2,600,000	57,960
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/15/15	1,200,000	25,516
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Receive	5.000%	06/15/15	500,000	6,350
Barclays Bank PLC	3-Month USD-LIBOR	Receive	6.000%	06/15/25	700,000	3,424
Morgan Stanley	6-Month GBP-LIBOR	Receive	5.000%	06/18/34	GBP100,000	1,509
UBS Securities Inc	6-Month GBP-LIBOR	Receive	5.000%	06/18/34	100,000	2,155)
JPMorgan Chase & Co	6-Month EUR-LIBOR	Pay	6.000%	06/18/34	EUR300,000	28,178

						($225,667)

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-22

PACIFIC FUNDS PF PACIFIC LIFE MONEY MARKET FUND Schedule of Investments March 31, 2005

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 100.12%

Asset-Backed Securities - 1.81%

GE Commercial Equipment Financing LLC
2.810% due 11/20/05 “ §	$104,322	$104,322
Honda Auto Receivables Owner Trust
2.093% due 11/18/05 “	81,285	81,285
Nissan Auto Receivables Owner Trust
1.930% due 09/15/05 “	103,057	103,057
2.640% due 01/17/06 “	188,227	188,227

		476,891

Commercial Paper - 66.43%

Abbott Laboratories
2.640% due 04/26/05	450,000	449,175
Becton Dickinson & Co
2.700% due 04/28/05	800,000	798,380
Caterpillar Financial Services Corp
2.760% due 04/15/05	1,000,000	998,927
Colgate-Palmolive Co
2.720% due 04/20/05	1,000,000	998,564
Danske Corp
2.650% due 04/18/05	1,000,000	998,749
E.I. du Pont de Nemours & Co
2.690% due 04/14/05	700,000	699,320
Emerson Electric Co
2.730% due 04/11/05	1,000,000	999,242
Equitable Resources Inc
2.750% due 04/04/05	1,100,000	1,099,748
Gannett Co Inc
2.600% due 04/18/05	1,000,000	998,772
General Electric Capital Corp
2.750% due 04/28/05	900,000	898,144
Government of Canada (Canada)
2.750% due 04/08/05	1,050,000	1,049,439
International Business Machines Corp
2.580% due 04/25/05	700,000	698,796
Kimberly-Clark Worldwide Inc
2.730% due 04/22/05	1,000,000	998,407
Morgan Stanley
2.790% due 04/13/05	775,000	774,279
National Rural Utilities Cooperative Finance Corp
2.740% due 04/19/05	1,000,000	998,630
PepsiCo Inc
2.670% due 04/14/05	500,000	499,518
2.750% due 05/09/05	700,000	697,968
Pfizer Inc
2.700% due 04/01/05	600,000	600,000
The Coca-Cola Co
2.720% due 04/19/05	1,000,000	998,640
United Parcel Service Inc
2.520% due 04/01/05	200,000	200,000
Wal-Mart Stores Inc
2.720% due 05/03/05	1,000,000	997,582

		17,452,280

Corporate Notes - 7.16%

American Express Credit Corp
2.860% due 06/24/05 §	500,000	500,066
American Honda Finance Corp
2.711% due 12/06/05 ~ §	200,000	200,000
Bank of Nova Scotia (Canada)
2.780% due 06/24/05 §	325,000	324,987
Fifth Third Bancorp
2.810% due 04/21/06 ~ §	275,000	275,000
Pfizer Inc
2.690% due 11/04/05 §	220,000	220,000
UBS AG Stamford CT
2.950% due 09/22/05 §	360,000	359,901

		1,879,954

U.S. Government Agency Issues - 24.62%

Fannie Mae
1.360% due 05/03/05	500,000	499,950
1.810% due 05/27/05	250,000	250,000
2.750% due 07/26/05 §	1,000,000	999,968
Federal Home Loan Bank
1.470% due 05/04/05	500,000	500,000
1.660% due 05/16/05	250,000	250,000
2.510% due 11/04/05	400,000	400,000
2.630% due 04/05/05	2,100,000	2,099,386
2.720% due 09/16/05 §	420,000	419,935
2.750% due 03/07/06 §	500,000	500,000
2.875% due 03/03/06 §	550,000	550,000

		6,469,239

	Shares

Money Market Fund - 0.10%

BlackRock Liquidity Funds Institutional TempFund	25,332	25,332

Total Short-Term Investments
(Amortized Cost $26,303,696)		26,303,696

TOTAL INVESTMENTS - 100.12%
(Amortized Cost $26,303,696)		26,303,696

OTHER ASSETS & LIABILITIES, NET - (0.12%)		(32,378)

NET ASSETS - 100.00%		$26,271,318

Notes to Schedule of Investments (a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Commercial Paper	66.43%
U.S. Government Agency Issues	24.62%
Corporate Notes	7.16%
Asset-Backed Securities	1.81%
Money Market Fund	0.10%

100.12%
Other Assets & Liabilities, Net	(0.12%)

100.00%

(b) Short-term securities represent either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-23

PACIFIC FUNDS PF SALOMON BROTHERS LARGE-CAP VALUE FUND Schedule of Investments March 31, 2005

	Shares	Value

COMMON STOCKS - 91.10%

Consumer Discretionary - 14.17%

J.C. Penney Co Inc	14,400	$747,648
Kimberly-Clark Corp	7,800	512,694
Liberty Media Corp ‘A’ *	66,300	687,531
Liberty Media International Inc ‘A’ *	3,400	148,716
Mattel Inc	12,300	262,605
McDonald’s Corp	26,600	828,324
Newell Rubbermaid Inc	22,000	482,680
News Corp ‘B’	51,400	905,154
Target Corp	8,500	425,170
Time Warner Inc *	41,200	723,060
Viacom Inc ‘B’	21,300	741,879
Wal-Mart Stores Inc	10,800	541,188
Waste Management Inc	14,900	429,865

		7,436,514

Consumer Staples - 5.24%

Altria Group Inc	25,900	1,693,601
Sara Lee Corp	6,600	146,256
The Kroger Co *	56,800	910,504

		2,750,361

Energy - 3.97%

El Paso Corp	57,900	612,582
ENSCO International Inc	23,100	869,946
EOG Resources Inc	3,900	190,086
Nabors Industries Ltd * (Barbados)	6,900	408,066

		2,080,680

Financial Services - 27.21%

American Express Co	13,100	672,947
American International Group Inc	17,200	953,052
Bank of America Corp	40,300	1,777,230
Capital One Financial Corp	13,300	994,441
Comerica Inc	8,800	484,704
Equity Office Properties Trust	21,900	659,847
Equity Residential	18,200	586,222
Freddie Mac	13,200	834,240
JPMorgan Chase & Co	18,200	629,720
Loews Corp	9,100	669,214
MBNA Corp	10,700	262,685
Merrill Lynch & Co Inc	17,800	1,007,480
Morgan Stanley	6,700	383,575
The Bank of New York Co Inc	11,400	331,170
The Chubb Corp	6,640	526,353
The Goldman Sachs Group Inc	6,200	681,938
The St. Paul Travelers Cos Inc	5,900	216,707
U.S. Bancorp	23,400	674,388
Wachovia Corp	15,100	768,741
Washington Mutual Inc	11,600	458,200
Wells Fargo & Co	11,800	705,640

		14,278,494

Health Care - 4.78%

GlaxoSmithKline PLC ADR (United Kingdom)	7,400	339,808
Johnson & Johnson	9,200	617,872
Novartis AG ADR (Switzerland)	8,700	406,986
Pfizer Inc	21,600	567,432
Sanofi-Aventis ADR (France)	8,200	347,188
Schering-Plough Corp	12,700	230,505

		2,509,791

Integrated Oils - 7.15%

BP PLC ADR (United Kingdom)	8,000	499,200
GlobalSantaFe Corp	13,200	488,928
Marathon Oil Corp	14,800	694,416
Noble Corp	6,300	354,123
Royal Dutch Petroleum Co ‘NY’ (Netherlands)	8,400	504,336
Total SA ADR (France)	10,300	1,207,469

		3,748,472

Materials & Processing - 2.45%

Air Products & Chemicals Inc	5,800	367,082
Avery Dennison Corp	10,000	619,300
International Paper Co	8,100	297,999

		1,284,381

Multi-Industry - 1.70%

Honeywell International Inc	24,000	893,040

Producer Durables - 5.82%

Lexmark International Inc ‘A’ *	7,900	631,763
Lockheed Martin Corp	14,100	860,946
The Boeing Co	15,200	888,592
United Technologies Corp	6,600	670,956

		3,052,257

Technology - 9.00%

Comverse Technology Inc *	18,200	459,004
Hewlett-Packard Co	11,900	261,086
International Business Machines Corp	6,600	603,108
Microsoft Corp	40,100	969,217
Nokia OYJ ADR * (Finland)	63,300	976,719
Nortel Networks Corp * (Canada)	220,700	602,511
Raytheon Co	15,200	588,240
Solectron Corp *	76,200	264,414

		4,724,299

Utilities - 9.61%

Alltel Corp	11,500	630,775
AT&T Corp	12,400	232,500
Comcast Corp ‘A’ *	25,800	871,524
Nextel Communications Inc ‘A’ *	35,000	994,700
PG&E Corp	10,700	364,870
SBC Communications Inc	30,700	727,283
Sempra Energy	12,600	501,984
Sprint Corp	11,300	257,075
Verizon Communications Inc	13,000	461,500

		5,042,211

Total Common Stocks
(Cost $43,923,531)		47,800,500

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-24

PACIFIC FUNDS PF SALOMON BROTHERS LARGE-CAP VALUE FUND Schedule of Investments (Continued) March 31, 2005

	Shares	Value

SHORT-TERM INVESTMENT - 4.53%

Money Market Fund - 4.53%

BlackRock Liquidity Funds Institutional TempFund	2,376,885	$2,376,885

Total Short-Term Investment
(Cost $2,376,885)		2,376,885

TOTAL INVESTMENTS - 95.63%
(Cost $46,300,416)		50,177,385

OTHER ASSETS & LIABILITIES, NET - 4.37%		2,295,188

NET ASSETS - 100.00%		$52,472,573

Note to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Financial Services	27.21%
Consumer Discretionary	14.17%
Utilities	9.61%
Technology	9.00%
Integrated Oils	7.15%
Producer Durables	5.82%
Consumer Staples	5.24%
Health Care	4.78%
Short-Term Investment	4.53%
Energy	3.97%
Materials & Processing	2.45%
Multi-Industry	1.70%

95.63%
Other Assets & Liabilities, Net	4.37%

100.00%

See Notes to Financial Statements
C-25

PACIFIC FUNDS PF VAN KAMPEN COMSTOCK FUND Schedule of Investments March 31, 2005

	Shares	Value

PREFERRED STOCKS - 0.27%

Integrated Oils - 0.27%

Petroleo Brasileiro SA ADR (Brazil)	1,700	$65,399

Total Preferred Stocks
(Cost $71,348)		65,399

COMMON STOCKS - 89.21%

Autos & Transportation - 0.30%

Southwest Airlines Co	5,100	72,624

Consumer Discretionary - 13.27%

Clear Channel Communications Inc	14,900	513,603
Eastman Kodak Co	4,500	146,475
Federated Department Stores Inc	1,700	108,188
Jones Apparel Group Inc	5,700	190,893
Kimberly-Clark Corp	7,800	512,694
Liberty Media Corp ‘A’ *	31,800	329,766
Mattel Inc	7,200	153,720
McDonald’s Corp	3,100	96,534
The May Department Stores Co	2,800	103,656
The Walt Disney Co	14,000	402,220
Time Warner Inc *	16,400	287,820
Viacom Inc ‘B’	3,300	114,939
Wal-Mart Stores Inc	5,200	260,572

		3,221,080

Consumer Staples - 7.11%

Altria Group Inc	7,500	490,425
CVS Corp	3,300	173,646
Kraft Foods Inc ‘A’	9,500	313,975
The Coca-Cola Co	7,100	295,857
Unilever NV ‘NY’ (Netherlands)	6,600	451,572

		1,725,475

Energy - 2.48%

Halliburton Co	13,900	601,175

Financial Services - 21.66%

AMBAC Financial Group Inc	1,100	82,225
American International Group Inc	2,200	121,902
Assurant Inc	1,900	64,030
Bank of America Corp	15,100	665,910
Berkshire Hathaway Inc ‘B’ *	5	14,280
Capital One Financial Corp	200	14,954
Citigroup Inc	12,900	579,726
Fannie Mae	1,400	76,230
First Data Corp	2,700	106,137
Freddie Mac	14,500	916,400
Genworth Financial Inc ‘A’	4,100	112,832
JPMorgan Chase & Co	5,300	183,380
Lehman Brothers Holdings Inc	800	75,328
Merrill Lynch & Co Inc	2,600	147,160
MetLife Inc	2,800	109,480
RenaissanceRe Holdings Ltd (Bermuda)	300	14,010
SunGard Data Systems Inc *	3,500	120,750
SunTrust Banks Inc	400	28,828
The Bank of New York Co Inc	6,300	183,015
The Chubb Corp	4,900	388,423
The Hartford Financial Services Group Inc	800	54,848
The PNC Financial Services Group Inc	5,700	293,436
The St. Paul Travelers Cos Inc	2,986	109,676
Torchmark Corp	3,500	182,700
Wachovia Corp	2,656	135,217
Wells Fargo & Co	8,000	478,400

		5,259,277

Health Care - 13.56%

AmerisourceBergen Corp	3,200	183,328
Bristol-Myers Squibb Co	31,500	801,990
GlaxoSmithKline PLC ADR (United Kingdom)	23,000	1,056,160
Pfizer Inc	11,900	312,613
Roche Holding AG ADR (Switzerland)	5,400	290,410
Sanofi-Aventis ADR (France)	3,200	135,488
Schering-Plough Corp	12,600	228,690
Wyeth	6,700	282,606

		3,291,285

Integrated Oils - 3.47%

ConocoPhillips	1,200	129,408
GlobalSantaFe Corp	3,700	137,048
Petroleo Brasileiro SA ADR (Brazil)	2,900	128,122
Schlumberger Ltd	1,200	84,576
Total SA ADR (France)	2,800	328,244
Transocean Inc *	700	36,022

		843,420

Materials & Processing - 12.45%

Alcoa Inc	15,100	458,889
E.I. du Pont de Nemours & Co	10,800	553,392
Georgia-Pacific Corp	17,510	621,430
International Paper Co	27,700	1,019,083
Neenah Paper Inc	196	6,589
Rohm & Haas Co	3,400	163,200
The Dow Chemical Co	4,000	199,400

		3,021,983

Producer Durables - 0.47%

Cognex Corp	1,700	42,296
Credence Systems Corp *	3,800	30,058
Lexmark International Inc ‘A’ *	400	31,988
Novellus Systems Inc *	400	10,692

		115,034

Technology - 2.91%

Affiliated Computer Services Inc ‘A’ *	3,300	175,692
Check Point Software Technologies Ltd* (Israel)	800	17,392
Cisco Systems Inc *	3,900	69,771
Flextronics International Ltd* (Singapore)	3,800	45,752
Hewlett-Packard Co	7,500	164,550
Intel Corp	700	16,261
International Business Machines Corp	600	54,828
Jabil Circuit Inc *	700	19,964
Microsoft Corp	3,100	74,927
Nokia OYJ ADR * (Finland)	2,400	37,032
Telefonaktiebolaget LM Ericsson ADR * (Sweden)	1,100	31,020

		707,189

Utilities - 11.53%

American Electric Power Co Inc	5,100	173,706
Constellation Energy Group Inc	4,000	206,800
Dominion Resources Inc VA	2,800	208,404
FirstEnergy Corp	5,200	218,140
Public Service Enterprise Group Inc	2,400	130,536
SBC Communications Inc	28,700	679,903

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-26

PACIFIC FUNDS PF VAN KAMPEN COMSTOCK FUND Schedule of Investments (Continued) March 31, 2005

	Shares	Value

Sprint Corp	18,700	$425,425
Verizon Communications Inc	21,300	756,150

		2,799,064

Total Common Stocks
(Cost $19,561,991)		21,657,606

Principal Amount

SHORT-TERM INVESTMENTS - 10.61%

U.S. Government Agency Issue - 10.61%

Freddie Mac
2.540% due 04/01/05	$2,575,000	2,575,000

	Shares

Money Market Funds - 0.00%

BlackRock Liquidity Funds Institutional TempCash	357	357
BlackRock Liquidity Funds Institutional TempFund	357	357

		714

Total Short-Term Investments
(Cost $2,575,714)		2,575,714

TOTAL INVESTMENTS - 100.09%
(Cost $22,209,053)		24,298,719

OTHER ASSETS & LIABILITIES, NET - (0.09%)		(21,797)

NET ASSETS - 100.00%		$24,276,922

Notes to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Financial Services	21.66%
Health Care	13.56%
Consumer Discretionary	13.27%
Materials & Processing	12.45%
Utilities	11.53%
Short-Term Investments	10.61%
Consumer Staples	7.11%
Integrated Oils	3.74%
Technology	2.91%
Energy	2.48%
Producer Durables	0.47%
Autos & Transportation	0.30%

100.09%
Other Assets & Liabilities, Net	(0.09%)

100.00%

(b) Short-term securities represent either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements
C-27

PACIFIC FUNDS PF VAN KAMPEN REAL ESTATE FUND Schedule of Investments March 31, 2005

	Shares	Value

COMMON STOCKS - 97.63%

Consumer Discretionary - 8.87%

Hilton Hotels Corp	26,880	$600,768
Lodgian Inc *	1,200	12,300
Starwood Hotels & Resorts Worldwide Inc	10,325	619,810

		1,232,878

Financial Services - 87.49%

Acadia Realty Trust	8,420	135,394
AMB Property Corp	10,945	413,721
AMLI Residential Properties Trust	800	21,912
Apartment Investment & Management Co ‘A’	2,265	84,258
Archstone-Smith Trust	19,415	662,246
Arden Realty Inc	12,640	427,864
AvalonBay Communities Inc	10,215	683,281
Boston Properties Inc	10,980	661,325
Brandywine Realty Trust	6,175	175,370
BRE Properties Inc ‘A’	4,590	162,027
Brookfield Properties Corp (Canada)	18,865	726,302
Capital Automotive REIT	1,280	42,394
Catellus Development Corp	10,720	285,688
Correctional Properties Trust	655	16,539
Developers Diversified Realty Corp	400	15,900
Equity Lifestyle Properties Inc	5,435	191,584
Equity Office Properties Trust	11,160	336,251
Equity Residential	8,990	289,568
Essex Property Trust Inc	3,890	268,177
Federal Realty Investment Trust	9,720	469,962
Gables Residential Trust	3,225	107,392
General Growth Properties Inc	5,195	177,149
Health Care Property Investors Inc	2,620	61,491
Heritage Property Investment Trust Inc	3,750	111,300
Highwoods Properties Inc	1,400	37,548
Host Marriott Corp	19,790	327,722
Innkeepers USA Trust	3,425	44,217
Kilroy Realty Corp	100	4,091
Mack-Cali Realty Corp	7,195	304,708
MeriStar Hospitality Corp *	8,240	57,680
Omega Healthcare Investors Inc	8,375	91,958
Pan Pacific Retail Properties Inc	355	20,146
Post Properties Inc	9,025	280,136
Prentiss Properties Trust	200	6,832
ProLogis	4,500	166,950
PS Business Parks Inc CA	4,090	164,827
Public Storage Inc	8,210	467,477
Reckson Associates Realty Corp	6,560	201,392
Regency Centers Corp	8,895	423,669
Senior Housing Properties Trust	10,245	170,887
Shurgard Storage Centers Inc ‘A’	7,255	297,310
Simon Property Group Inc	20,055	1,214,932
SL Green Realty Corp	4,380	246,244
Spirit Finance Corp *	4,935	53,594
Sunstone Hotel Investors Inc	1,135	24,346
Taubman Centers Inc	5,720	158,673
The Macerich Co	8,025	427,572
Trizec Properties Inc	765	14,535
Vornado Realty Trust	6,190	428,781

		12,163,322

Materials & Processing - 1.27%

Forest City Enterprises Inc ‘A’	2,765	176,407

Total Common Stocks
(Cost $13,917,705)		13,572,607

SHORT-TERM INVESTMENT - 2.51%

Money Market Fund - 2.51%

BlackRock Liquidity Funds Institutional TempFund	349,236	349,236

Total Short-Term Investment
(Cost $349,236)		349,236

TOTAL INVESTMENTS - 100.14%
(Cost $14,266,941)		13,921,843

OTHER ASSETS & LIABILITIES, NET - (0.14%)		(18,924)

NET ASSETS - 100.00%		$13,902,919

Notes to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Financial Services	87.49%
Consumer Discretionary	8.87%
Short-Term Investment	2.51%
Materials & Processing	1.27%

100.14%
Other Assets & Liabilities, Net	(0.14%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-28

PACIFIC FUNDS PF VAN KAMPEN MID-CAP GROWTH FUND Schedule of Investments March 31, 2005

	Shares	Value

COMMON STOCKS - 99.15%

Autos & Transportation - 2.38%

C.H. Robinson Worldwide Inc	10,525	$542,353
Expeditors International of Washington Inc	7,200	385,560

		927,913

Consumer Discretionary - 41.13%

Activision Inc *	19,333	286,128
Amazon.com Inc *	5,600	191,912
Career Education Corp *	5,400	185,004
Chico’s FAS Inc *	16,820	475,333
ChoicePoint Inc *	12,525	502,378
Coach Inc *	7,055	399,525
DreamWorks Animation SKG Inc ‘A’ *	5,700	232,047
Electronic Arts Inc *	4,575	236,893
Fastenal Co	3,200	176,992
Fisher Scientific International Inc *	4,810	273,785
Getty Images Inc *	11,425	812,432
Harman International Industries Inc	2,145	189,747
International Game Technology	25,650	683,829
International Speedway Corp ‘A’	3,700	200,725
Iron Mountain Inc *	6,512	187,806
ITT Educational Services Inc *	3,850	186,725
Kerzner International Ltd * (Bahamas)	3,075	188,282
Lamar Advertising Co ‘A’ *	14,300	576,147
Laureate Education Inc *	8,575	366,924
Mohawk Industries Inc *	3,200	269,760
Monster Worldwide Inc *	6,700	187,935
Overstock.com Inc *	3,400	146,166
P.F. Chang’s China Bistro Inc *	10,880	650,624
Penn National Gaming Inc *	19,800	581,724
PETsMART Inc	14,485	416,444
Pixar *	2,200	214,610
Royal Caribbean Cruises Ltd (Liberia)	21,570	963,963
SCP Pool Corp	13,000	414,180
Sears Holdings Corp *	4,150	552,656
Shanda Interactive Entertainment Ltd ADR * (China)	11,400	344,280
Sonic Corp *	9,275	309,785
Station Casinos Inc	18,475	1,247,986
Strayer Education Inc	5,075	575,099
The Cheesecake Factory Inc *	9,350	331,458
The Corporate Executive Board Co	16,575	1,059,971
Univision Communications Inc ‘A’ *	13,850	383,507
Urban Outfitters Inc *	9,200	441,324
Wynn Resorts Ltd *	8,720	590,693

		16,034,779

Consumer Staples - 0.53%

Whole Foods Market Inc	2,000	204,260

Energy - 1.81%

Peabody Energy Corp	8,000	370,880
XTO Energy Inc	10,233	336,052

		706,932

Financial Services - 10.03%

Ameritrade Holding Corp *	17,350	177,144
Assurant Inc	9,139	307,984
Calamos Asset Management Inc ‘A’	16,700	449,564
Chicago Mercantile Exchange Holdings Inc	2,850	552,986
Global Payments Inc	6,325	407,899
Interactive Data Corp *	9,400	195,050
Legg Mason Inc	7,530	588,394
Moody’s Corp	4,500	363,870
Plum Creek Timber Co Inc	8,100	289,170
White Mountains Insurance Group Ltd	950	578,075

		3,910,136

Health Care - 13.52%

C.R. Bard Inc	4,400	299,552
Dade Behring Holdings Inc *	9,175	540,683
Gen-Probe Inc *	12,725	567,026
Genzyme Corp *	7,025	402,111
IDEXX Laboratories Inc *	3,375	182,790
INAMED Corp *	9,450	660,366
Kinetic Concepts Inc *	7,302	435,564
Patterson Cos Inc *	13,400	669,330
Stericycle Inc *	12,700	561,340
The Cooper Cos Inc	6,100	444,690
VCA Antech Inc *	25,100	507,773

		5,271,225

Integrated Oils - 3.07%

Ultra Petroleum Corp *	23,570	1,197,356

Materials & Processing - 4.97%

Cameco Corp (Canada)	15,600	690,144
Monsanto Co	4,020	259,290
Rinker Group Ltd ADR (Australia)	7,196	602,953
Sealed Air Corp *	3,790	196,852
The St. Joe Co	2,800	188,440

		1,937,679

Multi-Industry - 1.60%

Brascan Corp ‘A’ (Canada)	16,542	624,460

Producer Durables - 3.44%

Crown Castle International Corp *	41,762	670,698
Graco Inc	5,400	217,944
NVR Inc *	268	210,380
Rockwell Collins Inc	5,100	242,709

		1,341,731

Technology - 13.20%

Adobe Systems Inc	9,115	612,255
Akamai Technologies Inc *	18,600	236,778
Apple Computer Inc *	9,600	400,032
Autodesk Inc	9,200	273,792
Cognizant Technology Solutions Corp ‘A’ *	9,350	431,970
Dolby Laboratories Inc ‘A’ *	12,699	298,426
FLIR Systems Inc *	6,100	184,830
Juniper Networks Inc *	10,925	241,005
Marvell Technology Group Ltd* (Bermuda)	16,675	639,319
Mercury Interactive Corp *	8,075	382,594
Network Appliance Inc *	11,775	325,697
Red Hat Inc *	26,700	291,297
salesforce.com inc *	25,100	376,249
Tessera Technologies Inc *	10,400	449,592

		5,143,836

Utilities - 3.47%

NII Holdings Inc *	11,345	652,337
NTL Inc *	4,298	273,654
Questar Corp	7,225	428,081

		1,354,072

Total Common Stocks
(Cost $32,673,573)		38,654,379

See Notes to Financial Statements	See explanation of symbols and terms on C-30
C-29

PACIFIC FUNDS PF VAN KAMPEN MID-CAP GROWTH FUND Schedule of Investments (Continued) March 31, 2005

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 1.21%

U.S. Government Agency Issue - 1.21%

Freddie Mac
2.540% due 04/01/05	$471,000	$471,000

	Shares

Money Market Fund - 0.00%

BlackRock Liquidity Funds Institutional TempCash	244	244

Total Short-Term Investments
(Cost $471,244)		471,244

TOTAL INVESTMENTS - 100.36%
(Cost $33,144,817)		39,125,623

OTHER ASSETS & LIABILITIES, NET - (0.36%)		(140,276)

NET ASSETS - 100.00%		$38,985,347

Notes to Schedule of Investments

(a) As of March 31, 2005, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	41.13%
Health Care	13.52%
Technology	13.20%
Financial Services	10.03%
Materials & Processing	4.97%
Utilities	3.47%
Producer Durables	3.44%
Integrated Oils	3.07%
Autos & Transportation	2.38%
Energy	1.81%
Multi-Industry	1.60%
Short-Term Investments	1.21%
Consumer Staples	0.53%

100.36%
Other Assets and Liabilities, Net	(0.36%)

100.00%

(b) Short-term securities represent either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

Explanation of Symbols for Schedules of Investments

*	Non-income producing securities.

+	Securities were fair valued under procedures established by the Board of Trustees.

~

Securities are not registered under the Securities Act of 1933 (1933 Act). These securities may be sold to “qualified institutional buyers” in transactions exempt from registration pursuant to Rule 144A of the 1933 Act.

#	Securities purchased on a when-issued or delayed-delivery basis.

‡	Securities were fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of March 31, 2005.

“	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Securities with their principal amount adjusted for inflation.

§	Variable rate securities. The rate listed is as of March 31, 2005.

²	A portion of this security is subject to call/put options written.

Explanation of Terms for Schedules of Investments

Currency Abbreviations:

BRL	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Eurodollar
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Won

Other Abbreviations:

ADR	American Depositary Receipt
CBOE	Chicago Board of Options Exchange
CBOT	Chicago Board of Trade
CME	Chicago Mercantile Exchange
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
OTC	Over the Counter

See Notes to Financial Statements
C-30

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PACIFIC FUNDS STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2005

	PF Portfolio Optimization Model A	PF Portfolio Optimization Model B	PF Portfolio Optimization Model C	PF Portfolio Optimization Model D	PF Portfolio Optimization Model E	PF AIM Blue Chip Fund	PF AIM Aggressive Growth Fund

ASSETS
Investments, at cost	$18,245,945	$40,614,845	$121,504,556	$106,672,377	$39,678,737	$44,250,679	$7,757,355

Investments, at value	$18,341,997	$41,432,095	$124,903,512	$110,628,076	$41,734,222	$47,150,170	$8,109,760
Cash	42,791	432,955	—	323,372	66,728	654	64
Receivables:
Dividends and interest	17,798	26,404	54,376	29,359	5,357	44,672	2,787
Fund shares sold	276,985	337,865	887,486	781,445	197,945	10,904	8,100
Securities sold	—	—	98,104	—	—	29,609	136,040
Due from adviser	22,377	39,959	86,616	80,063	40,466	22,560	28,284
Prepaid expenses and other assets	2,007	4,352	9,366	8,450	4,467	4,610	1,501

Total Assets	18,703,955	42,273,630	126,039,460	111,850,765	42,049,185	47,263,179	8,286,536

LIABILITIES
Payables:
Fund shares redeemed	80	22,612	40,837	272,063	57,046	16,700	10
Securities purchased	60,527	459,223	53,441	351,928	71,893	61,088	263,037
Due to custodian	—	—	98,104	—	—	—	—
Variation margin	—	—	—	—	—	375	—
Accrued advisory fees	—	—	—	—	—	37,949	6,801
Accrued administration fees	5,369	12,036	35,999	31,586	12,488	13,981	2,381
Accrued trustees fees	190	579	856	896	665	464	244
Accrued deferred trustee compensation	582	1,378	3,629	3,298	1,503	19,020	5,752
Accrued distribution and service (12b-1) fees	4,280	9,030	29,508	27,319	10,260	20,753	3,765
Accrued other	13,192	31,364	70,409	64,800	32,328	39,394	17,464
Outstanding options written, at value (premiums received $12,946 and $5,285, respectively)	—	—	—	—	—	13,160	2,933

Total Liabilities	84,220	536,222	332,783	751,890	186,183	222,884	302,387

NET ASSETS	$18,619,735	$41,737,408	$125,706,677	$111,098,875	$41,863,002	$47,040,295	$7,984,149

See Notes to Financial Statements
D-1

PACIFIC FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) MARCH 31, 2005

	PF Portfolio Optimization Model A	PF Portfolio Optimization Model B	PF Portfolio Optimization Model C	PF Portfolio Optimization Model D	PF Portfolio Optimization Model E	PF AIM Blue Chip Fund	PF AIM Aggressive Growth Fund

NET ASSETS CONSIST OF:
Paid-in capital	$18,492,369	$40,922,738	$122,041,193	$106,727,609	$39,722,488	$47,312,514	$6,531,084
Undistributed/accumulated net investment income (loss)	29,524	40,113	37,764	(2,742)	(1,195)	(19,427)	(5,752)
Undistributed/accumulated net realized gain (loss)	1,790	(42,693)	228,764	418,309	86,224	(3,148,726)	1,104,060
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	96,052	817,250	3,398,956	3,955,699	2,055,485	2,895,934	354,757

NET ASSETS	$18,619,735	$41,737,408	$125,706,677	$111,098,875	$41,863,002	$47,040,295	$7,984,149

Class A Shares:
Net Assets	$8,261,712	$19,663,517	$53,782,826	$43,986,162	$18,243,756	$45,147,090	$7,116,388
Shares of beneficial interest outstanding	811,882	1,904,110	5,103,902	4,126,386	1,696,457	4,450,661	604,246
Net Asset Value*	$10.18	$10.33	$10.54	$10.66	$10.75	$10.14	$11.78
Sales Charge - Maximum is 5.50% of offering price	0.59	0.60	0.61	0.62	0.63	0.59	0.69

Maximum offering price per share	$10.77	$10.93	$11.15	$11.28	$11.38	$10.73	$12.47

Class B Shares:
Net Assets	$1,449,976	$6,698,819	$19,413,643	$18,953,525	$6,109,689	$525,893	$283,242
Shares of beneficial interest outstanding	142,926	650,985	1,848,658	1,783,097	569,731	52,699	24,431
Net Asset Value and offering price per share*	$10.14	$10.29	$10.50	$10.63	$10.72	$9.98	$11.59

Class C Shares:
Net Assets	$8,908,047	$15,375,072	$52,510,208	$48,159,188	$17,509,557	$1,367,312	$584,519
Shares of beneficial interest outstanding	879,062	1,493,796	5,005,261	4,539,002	1,634,036	137,177	50,357
Net Asset Value and offering price per share*	$10.13	$10.29	$10.49	$10.61	$10.72	$9.97	$11.61

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements
D-2

PACIFIC FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) MARCH 31, 2005

	PF Goldman Sachs Short Duration Bond Fund	PF Janus Growth LT Fund	PF Lazard Mid-Cap Value Fund	PF Lazard International Value Fund	PF MFS International Large-Cap Fund	PF PIMCO Inflation Managed Fund	PF PIMCO Managed Bond Fund

ASSETS
Investments, at cost	$36,909,100	$17,646,700	$26,254,355	$39,315,470	$32,017,734	$48,973,981	$51,532,042

Investments, at value	$36,611,381	$20,445,571	$26,206,395	$47,124,577	$36,450,684	$49,319,803	$51,579,432
Cash (1)	55,500	—	—	—	—	—	—
Foreign currency held, at value (2)	—	—	—	—	58,475	44,208	106,188
Receivables:
Dividends and interest	200,290	24,392	17,135	208,301	111,660	306,771	163,636
Fund shares sold	149,941	27,535	65,262	132,895	133,645	77,346	134,590
Securities sold	3,650	118,812	157,583	5,111,533	2,659,589	—	156,355
Securities sold short	—	—	—	—	—	594,668	1,964,702
Variation margin	1,035	—	—	—	—	30,786	143,692
Due from adviser	17,314	18,806	—	25,188	32,979	30,191	32,872
Forward foreign currency contracts appreciation	—	838	—	—	—	9,437	92,514
Prepaid expenses and other assets	3,469	2,169	37,872	4,394	3,320	4,106	4,946
Swap appreciation	—	—	—	—	—	130,413	—

Total Assets	37,042,580	20,638,123	26,484,247	52,606,888	39,450,352	50,547,729	54,378,927

LIABILITIES
Payables:
Fund shares redeemed	14,727	4,614	—	13,633	9,523	53,325	25,597
Securities purchased	1,030,217	121,988	856,995	—	137,466	6,347,191	5,650,850
Securities sold short, at value (proceeds $594,668 and $1,964,702, respectively)	—	—	—	—	—	590,930	1,972,892
Swap agreements	—	—	—	—	—	—	25,827
Income distributions	25	—	—	—	—	—	2,843
Accrued advisory fees	17,411	12,672	17,856	36,797	33,713	21,352	22,558
Accrued administration fees	10,156	5,913	7,352	15,152	11,238	12,456	13,159
Accrued trustees fees	538	249	20	408	314	451	870
Accrued deferred trustee compensation	1,344	7,876	87	10,807	5,692	5,548	20,006
Accrued distribution and service (12b-1) fees	14,777	8,797	10,537	22,353	16,483	20,818	20,307
Accrued other	28,420	21,024	18,275	45,747	56,963	136,081	329,168
Due to adviser	—	—	12,344	—	—	—	—
Forward foreign currency contracts depreciation	—	25,349	—	—	—	7,841	16,756
Outstanding options written, at value (premiums received $8,099 and $94,249, respectively)	—	—	—	—	—	4,828	15,174
Swap depreciation	—	—	—	—	—	—	228,886

Total Liabilities	1,117,615	208,482	923,466	144,897	271,392	7,200,821	8,344,893

NET ASSETS	$35,924,965	$20,429,641	$25,560,781	$52,461,991	$39,178,960	$43,346,908	$46,034,034

(1)	Includes margin deposits of $25,000 segregated for futures contracts in the PF Goldman Sachs Short Duration Bond Fund.

(2)	Foreign currency held at cost for the PF MFS International Large-Cap, PF PIMCO Inflation Managed, and PF PIMCO Managed Bond Fund were $54,360, $44,962, and $105,842, respectively.

See Notes to Financial Statements
D-3

PACIFIC FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) MARCH 31, 2005

	PF Goldman Sachs Short Duration Bond Fund	PF Janus Growth LT Fund	PF Lazard Mid-Cap Value Fund	PF Lazard International Value Fund	PF MFS International Large-Cap Fund	PF PIMCO Inflation Managed Fund	PF PIMCO Managed Bond Fund

NET ASSETS CONSIST OF:
Paid-in capital	$36,354,540	$19,226,834	$25,486,759	$44,959,709	$35,003,850	$42,998,394	$46,403,776
Undistributed/accumulated net investment income (loss)	5,773	13,066	19,470	16,369	(43,634)	82,018	237,751
Undistributed/accumulated net realized gain (loss)	(155,577)	(1,584,793)	102,512	(320,899)	(218,132)	(217,824)	(353,290)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(279,771)	2,774,534	(47,960)	7,806,812	4,436,876	484,320	(254,203)

NET ASSETS	$35,924,965	$20,429,641	$25,560,781	$52,461,991	$39,178,960	$43,346,908	$46,034,034

Class A Shares:
Net Assets	$35,333,453	$19,584,929	$25,454,199	$50,801,336	$38,194,969	$36,465,281	$42,546,355
Shares of beneficial interest outstanding	3,587,081	1,840,550	2,570,750	3,843,533	2,977,059	3,469,254	4,242,185
Net Asset Value*	$9.85	$10.64	$9.90	$13.22	$12.83	$10.51	$10.03
Sales Charge - Maximum is 5.50% of offering price	0.57	0.62	0.58	0.77	0.75	0.61	0.58

Maximum offering price per share	$10.42	$11.26	$10.48	$13.99	$13.58	$11.12	$10.61

Class B Shares:
Net Assets	$12,924	$372,609	$33,106	$449,043	$390,627	$1,199,467	$1,134,877
Shares of beneficial interest outstanding	1,312	35,516	3,348	34,540	30,991	114,734	113,407
Net Asset Value and offering price per share*	$9.85	$10.49	$9.89	$13.00	$12.60	$10.45	$10.01

Class C Shares:
Net Assets	$578,588	$472,103	$73,476	$1,211,612	$593,364	$5,682,160	$2,352,802
Shares of beneficial interest outstanding	58,865	45,140	7,430	93,232	47,006	543,594	234,780
Net Asset Value and offering price per share*	$9.83	$10.46	$9.89	$13.00	$12.62	$10.45	$10.02

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements
D-4

PACIFIC FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) MARCH 31, 2005

	PF Pacific Life Money Market Fund	PF Salomon Brothers Large-Cap Value Fund	PF Van Kampen Comstock Fund	PF Van Kampen Real Estate Fund	PF Van Kampen Mid-Cap Growth Fund

ASSETS
Investments, at cost	$26,303,696	$46,300,416	$22,209,053	$14,266,941	$33,144,817

Investments, at value	$26,303,696	$50,177,385	$24,298,719	$13,921,843	$39,125,623
Cash	—	2,376,333	—	—	—
Receivables:
Dividends and interest	22,105	98,179	43,800	56,126	4,154
Fund shares sold	29,358	73,386	41,034	16,938	2,207
Securities sold	—	664,905	—	11,697	210,087
Due from adviser	28,621	32,592	22,646	—	6,781
Prepaid expenses and other assets	3,653	5,489	2,763	35,833	3,997

Total Assets	26,387,433	53,428,269	24,408,962	14,042,437	39,352,849

LIABILITIES
Payables:
Fund shares redeemed	52,414	24,671	40,169	10	5,429
Securities purchased	—	797,530	23,020	78,370	256,978
Income distributions	107	—	—	7	—
Accrued advisory fees	8,099	37,179	19,089	12,993	30,170
Accrued administration fees	7,087	15,309	7,033	4,134	11,733
Accrued trustees fees	707	547	429	12	377
Accrued deferred truste compensation	10,747	13,438	6,796	53	9,036
Accrued distribution and service (12b-1) fees	9,563	22,741	10,558	5,921	17,662
Accrued other	27,391	44,281	24,946	9,689	36,117
Due to adviser	—	—	—	28,329	—

Total Liabilities	116,115	955,696	132,040	139,518	367,502

NET ASSETS	$26,271,318	$52,472,573	$24,276,922	$13,902,919	$38,985,347

See Notes to Financial Statements
D-5

PACIFIC FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) MARCH 31, 2005

	PF Pacific Life Money Market Fund	PF Salomon Brothers Large-Cap Value Fund	PF Van Kampen Comstock Fund	PF Van Kampen Real Estate Fund	PF Van Kampen Mid-Cap Growth Fund

NET ASSETS CONSIST OF:
Paid-in capital	$26,262,861	$49,445,148	$21,432,296	$14,193,225	$36,128,332
Undistributed/accumulated net investment income (loss)	8,448	23,592	29,817	56,788	(9,036)
Undistributed/accumulated net realized gain (loss)	9	(873,136)	725,143	(1,996)	(3,114,755)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies
	—	3,876,969	2,089,666	(345,098)	5,980,806

NET ASSETS	$26,271,318	$52,472,573	$24,276,922	$13,902,919	$38,985,347

Class A Shares:
Net Assets	$22,341,225	$50,430,380	$23,017,232	$13,853,470	$36,882,043
Shares of beneficial interest outstanding	22,342,099	4,461,024	1,829,803	1,475,371	4,128,984
Net Asset Value*	$1.00	$11.30	$12.58	$9.39	$8.93
Sales Charge - Maximum is 5.50% of offering price	—	0.66	0.73	0.55	0.52

Maximum offering price per share	$1.00	$11.96	$13.31	$9.94	$9.45

Class B Shares:
Net Assets	$672,256	$504,043	$387,849	$17,400	$666,937
Shares of beneficial interest outstanding	672,605	45,046	31,236	1,854	75,760
Net Asset Value and offering price per share*	$1.00	$11.19	$12.42	$9.39	$8.80

Class C Shares:
Net Assets	$3,257,837	$1,538,150	$871,841	$32,049	$1,436,367
Shares of beneficial interest outstanding	3,258,373	137,767	70,264	3,417	163,433
Net Asset Value and offering price per share*	$1.00	$11.16	$12.41	$9.38	$8.79

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements
D-6

PACIFIC FUNDS STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2005

	PF Portfolio Optimization Model A	PF Portfolio Optimization Model B	PF Portfolio Optimization Model C	PF Portfolio Optimization Model D	PF Portfolio Optimization Model E	PF AIM Blue Chip Fund	PF AIM Aggressive Growth Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (1)	$—	$—	$—	$—	$—	$640,873	$48,263
Dividends from mutual fund investments	158,081	301,302	613,494	350,924	67,971	—	—
Interest	557	1,021	3,860	3,530	1,140	31,684	10,479

Total Investment Income	158,638	302,323	617,354	354,454	69,111	672,557	58,742

EXPENSES
Advisory fees	—	—	—	—	—	351,269	99,543
Administration fees	43,016	100,816	262,588	237,087	103,642	129,415	34,840
Support services expenses	6,820	16,960	39,477	37,022	19,210	22,157	7,972
Custodian fees and expenses	28,271	29,122	36,624	35,768	26,739	42,924	63,580
Shareholder reports	4,153	10,527	24,817	22,917	11,296	13,900	4,948
Distribution and service (12b-1) fees
Class A	—	—	—	—	—	176,192	46,025
Class B	4,536	22,883	59,374	63,422	21,051	5,291	2,741
Class C	31,660	55,137	168,342	143,899	64,722	12,082	4,751
Transfer agency out-of-pocket expenses	16,427	41,222	95,476	88,868	45,730	60,822	23,461
Registration fees	35,066	40,003	50,883	44,546	41,088	30,290	30,384
Legal and audit fees	9,864	25,085	58,210	54,594	27,941	18,914	7,533
Trustees’ fees and expenses	2,737	6,968	16,045	14,895	7,706	8,686	3,269
Offering expenses	73,527	73,829	74,628	74,576	73,920	—	—
Other	7,795	11,279	20,398	19,368	11,861	12,087	11,420

Total Expenses	263,872	433,831	906,862	836,962	454,906	884,029	340,467
Adviser Expense Reimbursement	(227,677)	(355,811)	(679,146)	(629,641)	(369,133)	(172,805)	(142,612)

Net Expenses	36,195	78,020	227,716	207,321	85,773	711,224	197,855

NET INVESTMENT INCOME (LOSS)	122,443	224,303	389,638	147,133	(16,662)	(38,667)	(139,113)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap, and forward transactions (1)	(2,863)	(55,499)	184,884	323,758	53,453	(412,922)	1,797,957
Futures contracts and written option transactions	—	—	—	—	—	59,990	—
Foreign currency transactions	—	—	—	—	—	12	—
Capital gain distributions from mutual fund investments	104,824	257,062	599,801	504,852	181,336	—	—

Net Realized Gain (Loss)	101,961	201,563	784,685	828,610	234,789	(352,920)	1,797,957

Net change in unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards (1)	42,929	707,315	3,143,457	3,782,782	1,994,245	526,290	(1,115,986)
Futures contracts and written options	—	—	—	—	—	(16,864)	2,352
Foreign currencies	—	—	—	—	—	(17)	—

Change in Net Unrealized Appreciation (Depreciation)	42,929	707,315	3,143,457	3,782,782	1,994,245	509,409	(1,113,634)

NET GAIN	144,890	908,878	3,928,142	4,611,392	2,229,034	156,489	684,323

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$267,333	$1,133,181	$4,317,780	$4,758,525	$2,212,372	$117,822	$545,210

(1)	Dividends were net of $640 foreign taxes withheld for the PF AIM Blue Chip Fund. No foreign capital gains tax was withheld on realized and change in unrealized capital gains for all of these funds.

See Notes to Financial Statements
D-7

PACIFIC FUNDS STATEMENTS OF OPERATIONS (Continued) FOR THE YEAR ENDED MARCH 31, 2005

	PF Goldman Sachs Short Duration Bond Fund	PF Janus Growth LT Fund	PF Lazard Mid-Cap Value Fund (1)	PF Lazard International Value Fund	PF MFS International Large-Cap Fund	PF PIMCO Inflation Managed Fund	PF PIMCO Managed Bond Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (2)	$27,169	$183,409	$54,981	$846,166	$457,506	$6,886	$20,771
Interest	568,287	20,007	3,007	—	18,394	1,077,549	984,182

Total Investment Income	595,456	203,416	57,988	846,166	475,900	1,084,435	1,004,953

EXPENSES
Advisory fees	143,818	121,347	35,822	296,895	265,523	185,409	206,465
Administration fees	83,894	56,629	14,750	122,251	88,508	108,155	120,438
Support services expenses	15,786	10,380	3,698	20,262	14,799	19,326	25,557
Custodian fees and expenses	11,744	48,285	21,000	90,016	216,362	21,142	57,834
Shareholder reports	9,238	7,160	2,726	13,744	23,177	12,806	16,873
Distribution and service (12b-1) fees
Class A	117,801	77,059	21,007	167,584	122,926	122,955	154,433
Class B	134	3,378	63	3,765	2,971	9,179	10,676
Class C	3,959	4,300	66	10,355	4,056	53,926	24,567
Transfer agency out-of-pocket expenses	36,982	28,936	7,664	57,300	39,188	51,447	69,046
Registration fees	33,603	30,855	1,762	33,416	32,467	35,897	33,325
Legal and audit fees	23,001	9,627	3,516	21,723	17,331	21,165	21,235
Trustees’ fees and expenses	6,181	4,328	1,278	8,929	6,364	8,313	8,670
Offering expenses	62,697	—	16,616	—	—	—	—
Other	14,049	12,945	4,789	15,612	16,380	11,658	31,423

Total Expenses	562,887	415,229	134,757	861,852	850,052	661,378	780,542
Adviser Expense Reimbursement	(189,312)	(136,338)	(58,835)	(226,073)	(340,780)	(150,852)	(229,552)

Net Expenses	373,575	278,891	75,922	635,779	509,272	510,526	550,990

NET INVESTMENT INCOME (LOSS)	221,881	(75,475)	(17,934)	210,387	(33,372)	573,909	453,963

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap, and forward transactions (2)	(111,019)	133,470	102,512	49,566	(167,843)	312,916	177,325
Closed short positions	—	—	—	—	—	(16,094)	55,190
Futures contracts and written option transactions	(43,332)	—	—	—	—	85,600	522,548
Foreign currency transactions	—	(5,933)	—	(124,309)	(6,392)	(3,440)	54,320

Net Realized Gain (Loss)	(154,351)	127,537	102,512	(74,743)	(174,235)	378,982	809,383

Net change in unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards (2)	(348,734)	582,712	(47,960)	4,758,564	3,538,821	(112,656)	(530,312)
Short positions	—	—	—	—	—	3,738	(9,170)
Futures contracts and written options	16,961	—	—	—	—	(2,543)	(416,887)
Foreign currencies	—	(20,830)	—	(5,199)	1,647	1,212	57,347

Change in Net Unrealized Appreciation (Depreciation)	(331,773)	561,882	(47,960)	4,753,365	3,540,468	(110,249)	(899,022)

NET GAIN (LOSS)	(486,124)	689,419	54,552	4,678,622	3,366,233	268,733	(89,639)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($ 264,243)	$613,944	$36,618	$4,889,009	$3,332,861	$842,642	$364,324

(1)	Operations commenced on December 31, 2004.

(2)	Dividends were net of $0, $10,019, $0, $118,425, $65,522, $0, and $0 foreign taxes withheld, respectively. No foreign capital gains tax was withheld on realized and change in unrealized capital gains for all of these funds.

See Notes to Financial Statements
D-8

PACIFIC FUNDS STATEMENTS OF OPERATIONS (Continued) FOR THE YEAR ENDED MARCH 31, 2005

	PF Pacific Life Money Market Fund	PF Salomon Brothers Large-Cap Value Fund	PF Van Kampen Comstock Fund	PF Van Kampen Real Estate Fund (1)	PF Van Kampen Mid-Cap Growth Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (2)	$708	$918,713	$410,376	$100,105	$131,416
Interest	344,772	12,116	28,092	1,947	16,074

Total Investment Income	345,480	930,829	438,468	102,052	147,490

EXPENSES
Advisory fees	77,476	338,817	170,146	27,674	278,344
Administration fees	67,791	139,513	62,685	8,805	108,245
Support services expenses	17,078	25,187	12,481	1,265	18,474
Custodian fees and expenses	22,664	36,535	44,000	8,500	56,046
Shareholder reports	10,171	17,201	8,763	1,652	12,394
Distribution and service (12b-1) fees
Class A	85,823	189,322	85,240	12,544	145,860
Class B	5,514	5,169	3,937	35	5,812
Class C	16,528	14,795	4,685	34	11,739
Transfer agency out-of-pocket expenses	40,971	66,555	32,343	4,645	49,259
Registration fees	33,675	32,745	31,540	1,090	32,275
Legal and audit fees	18,105	27,113	13,517	2,096	20,631
Trustees’ fees and expenses	4,057	10,075	5,305	774	7,333
Offering expenses	—	—	—	16,607	—
Other	8,763	13,707	12,179	4,095	14,470

Total Expenses	408,616	916,734	486,821	89,816	760,882
Adviser Expense Reimbursement / Distributor Waiver	(216,395)	(189,257)	(142,219)	(38,207)	(179,956)

Net Expenses	192,221	727,477	344,602	51,609	580,926

NET INVESTMENT INCOME (LOSS)	153,259	203,352	93,866	50,443	(433,436)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap, and forward transactions (2)	(7)	671,715	1,491,523	(1,996)	189,883

Net Realized Gain (Loss)	(7)	671,715	1,491,523	(1,996)	189,883

Net change in unrealized appreciation (depreciation) on: Investment securities, swaps and forwards (2)	—	938,647	372,160	(345,098)	3,985,375

Change in Net Unrealized Appreciation (Depreciation)	—	938,647	372,160	(345,098)	3,985,375

NET GAIN (LOSS)	(7)	1,610,362	1,863,683	(347,094)	4,175,258

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$153,252	$1,813,714	$1,957,549	($296,651)	$3,741,822

(1)	Operations commenced on December 31, 2004.

(2)	Dividends were net of $0, $10,135, $5,796, $0, and $1,622 foreign taxes withheld, respectively. No foreign capital gains tax was withheld on realized and change in unrealized capital gains for all of these funds.

See Notes to Financial Statements
D-9

PACIFIC FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	PF Portfolio Optimization Model A		PF Portfolio Optimization Model B		PF Portfolio Optimization Model C

	Year Ended March 31, 2005	Period Ended March 31, 2004 (1)	Year Ended March 31, 2005	Period Ended March 31, 2004 (1)	Year Ended March 31, 2005	Period Ended March 31, 2004 (1)

OPERATIONS
Net investment income	$122,443	$2,383	$224,303	$3,639	$389,638	$2,432
Net realized gain (loss)	101,961	(619)	201,563	115	784,685	(1,022)
Net change in unrealized appreciation	42,929	53,123	707,315	109,935	3,143,457	255,499

Net Increase in Net Assets Resulting from Operations	267,333	54,887	1,133,181	113,689	4,317,780	256,909

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(79,955)	—	(195,045)	—	(349,335)	—
Class B	(9,600)	—	(46,158)	—	(103,677)	—
Class C	(80,037)	—	(114,632)	—	(266,646)	—
Net realized gains
Class A	(11,708)	—	(39,753)	—	(83,398)	—
Class B	(1,839)	—	(12,566)	—	(33,783)	—
Class C	(14,838)	—	(30,957)	—	(89,938)	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(197,977)	—	(439,111)	—	(926,777)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	7,708,691	2,233,140	16,313,119	5,649,869	44,234,234	13,094,785
Class B	1,238,441	467,679	4,426,424	3,164,117	13,817,119	5,567,570
Class C	7,455,702	3,930,307	12,994,985	5,589,111	39,370,763	17,165,760
Dividends reinvestments
Class A	88,651	—	218,240	—	410,402	—
Class B	10,397	—	58,207	—	133,793	—
Class C	91,445	—	137,435	—	342,801	—
Cost of shares repurchased
Class A	(1,528,911)	(292,937)	(2,416,936)	(498,468)	(4,956,243)	(443,269)
Class B	(254,285)	(23,278)	(894,911)	(178,631)	(657,815)	(19,382)
Class C	(2,404,615)	(224,935)	(3,357,470)	(275,442)	(5,586,638)	(415,115)

Net Increase in Net Assets Derived from Capital Share Transactions	12,405,516	6,089,976	27,479,093	13,450,556	87,108,416	34,950,349

NET INCREASE IN NET ASSETS	12,474,872	6,144,863	28,173,163	13,564,245	90,499,419	35,207,258

NET ASSETS
Beginning of Year/Period	6,144,863	—	13,564,245	—	35,207,258	—

End of Year/Period	$18,619,735	$6,144,863	$41,737,408	$13,564,245	$125,706,677	$35,207,258

Undistributed Net Investment Income	$29,524	$5,506	$40,113	$10,550	$37,764	$20,004

(1)	Operations commenced on December 31, 2003.

See Notes to Financial Statements
D-10

PACIFIC FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Portfolio Optimization Model D		PF Portfolio Optimization Model E		PF AIM Blue Chip Fund

	Year Ended March 31, 2005	Period Ended March 31, 2004 (1)	Year Ended March 31, 2005	Period Ended March 31, 2004 (1)	Year Ended March 31, 2005	Year Ended March 31, 2004

OPERATIONS
Net investment income (loss)	$147,133	($ 4,021)	($ 16,662)	($ 5,932)	($ 38,667)	($ 117,777)
Net realized gain (loss)	828,610	(1,610)	234,789	—	(352,920)	(461,868)
Net change in unrealized appreciation	3,782,782	172,917	1,994,245	61,240	509,409	3,257,346

Net Increase in Net Assets Resulting from Operations	4,758,525	167,286	2,212,372	55,308	117,822	2,677,701

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(194,088)	—	(34,000)	—	—	—
Class B	(46,600)	—	—	—	—	—
Class C	(124,553)	—	—	—	—	—
Net realized gains
Class A	(79,868)	—	(42,149)	—	—	—
Class B	(36,432)	—	(15,110)	—	—	—
Class C	(88,848)	—	(44,214)	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(570,389)	—	(135,473)	—	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	32,837,504	13,417,132	11,903,632	8,272,753	23,903,116	16,067,388
Class B	12,368,615	7,233,852	3,882,486	2,426,197	107,633	1,156,383
Class C	36,388,144	13,213,704	14,613,609	7,934,802	699,324	2,831,826
Dividends reinvestments
Class A	249,956	—	75,834	—	—	—
Class B	81,620	—	14,486	—	—	—
Class C	209,147	—	42,948	—	—	—
Cost of shares repurchased
Class A	(4,063,303)	(144,669)	(2,753,189)	(126,402)	(2,295,870)	(9,951,821)
Class B	(1,244,222)	(301,359)	(490,578)	(17,952)	(73,287)	(1,730,319)
Class C	(2,959,284)	(543,384)	(5,966,870)	(80,961)	(413,586)	(3,883,409)
Shares issued in connection with acquisition (2)
Class A	—	—	—	—	—	7,488,383
Class B	—	—	—	—	—	50,735
Class C	—	—	—	—	—	142,407

Net Increase in Net Assets Derived from Capital Share Transactions	73,868,177	32,875,276	21,322,358	18,408,437	21,927,330	12,171,573

NET INCREASE IN NET ASSETS	78,056,313	33,042,562	23,399,257	18,463,745	22,045,152	14,849,274

NET ASSETS
Beginning of Year/Period	33,042,562	—	18,463,745	—	24,995,143	10,145,869

End of Year/Period	$111,098,875	$33,042,562	$41,863,002	$18,463,745	$47,040,295	$24,995,143

Undistributed/Accumulated Net Investment Income (Loss)	($2,742)	$11,823	($1,195)	$2,375	($19,427)	($15,074)

(1)	Operations commenced on December 31, 2003.

(2)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements
D-11

PACIFIC FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF AIM Aggressive Growth Fund		PF Goldman Sachs Short Duration Bond Fund		PF Janus Growth LT Fund

	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Period Ended March 31, 2004 (1)	Year Ended March 31, 2005	Year Ended March 31, 2004

OPERATIONS
Net investment income (loss)	($139,113)	($120,996)	$221,881	$6,069	($75,475)	($112,694)
Net realized gain (loss)	1,797,957	655,478	(154,351)	30,469	127,537	404,380
Net change in unrealized appreciation (depreciation)	(1,113,634)	1,477,627	(331,773)	52,002	561,882	2,481,096

Net Increase (Decrease) in Net Assets Resulting from Operations	545,210	2,012,109	(264,243)	88,540	613,944	2,772,782

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(240,151)	—	—	—
Class B	—	—	(51)	—	—	—
Class C	—	—	(2,267)	—	—	—
Net realized gains
Class A	(260,748)	—	(30,850)	—	—	—
Class B	(7,068)	—	(16)	—	—	—
Class C	(13,797)	—	(272)	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(281,613)	—	(273,607)	—	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	7,019,974	3,105,811	23,363,478	13,672,919	8,414,454	5,380,341
Class B	68,575	336,503	13,025	10,010	105,612	371,333
Class C	308,946	590,678	694,686	62,360	338,137	894,919
Dividends reinvestments
Class A	258,606	—	270,766	—	—	—
Class B	7,068	—	67	—	—	—
Class C	13,797	—	2,399	—	—	—
Cost of shares repurchased
Class A	(8,874,274)	(1,507,321)	(1,388,781)	(143,651)	(1,414,751)	(2,589,629)
Class B	(63,684)	(198,653)	(9,971)	—	(34,726)	(513,895)
Class C	(114,300)	(452,324)	(172,662)	(370)	(279,502)	(1,386,348)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(1,375,292)	1,874,694	22,773,007	13,601,268	7,129,224	2,156,721

NET INCREASE (DECREASE) IN NET ASSETS	(1,111,695)	3,886,803	22,235,157	13,689,808	7,743,168	4,929,503

NET ASSETS
Beginning of Year/Period	9,095,844	5,209,041	13,689,808	—	12,686,473	7,756,970

End of Year/Period	$7,984,149	$9,095,844	$35,924,965	$13,689,808	$20,429,641	$12,686,473

Undistributed/Accumulated Net Investment Income (Loss)	($5,752)	($4,471)	$5,773	$22,118	$13,066	($16,707)

(1)	Operations commenced on December 31, 2003.

See Notes to Financial Statements
D-12

PACIFIC FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Lazard Mid-Cap Value Fund	PF Lazard International Value Fund		PF MFS International Large-Cap Fund (2)

	Period Ended March 31, 2005 (1)	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Endeds March 31, 2005	Year Ended March 31, 2004

OPERATIONS
Net investment income (loss)	($17,934)	$210,387	$92,834	($33,372)	($34,238)
Net realized gain (loss)	102,512	(74,743)	414,365	(174,235)	1,199,599
Net change in unrealized appreciation (depreciation)	(47,960)	4,753,365	3,986,597	3,540,468	1,176,430

Net Increase in Net Assets Resulting from Operations	36,618	4,889,009	4,493,796	3,332,861	2,341,791

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(51,361)	(23,198)	—	—
Class B	—	—	(2,972)	—	—
Class C	—	—	(6,770)	—	—
Net realized gains
Class A	—	(464,854)	—	(393,509)	—
Class B	—	(5,764)	—	(5,397)	—
Class C	—	(14,769)	—	(5,069)	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	—	(536,748)	(32,940)	(403,975)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	33,637,096	27,621,826	38,792,992	21,043,935	16,083,888
Class B	32,650	147,735	1,526,229	131,639	384,450
Class C	74,026	567,562	3,460,266	404,665	598,210
Dividends reinvestments
Class A	—	515,467	22,913	393,369	—
Class B	—	4,688	2,905	4,018	—
Class C	—	14,702	6,759	5,069	—
Cost of shares repurchased
Class A	(8,219,609)	(1,526,143)	(28,999,092)	(1,445,515)	(7,367,278)
Class B	—	(66,007)	(2,442,743)	(38,492)	(257,516)
Class C	—	(281,510)	(5,365,157)	(93,150)	(580,936)

Net Increase in Net Assets Derived from Capital Share Transactions	25,524,163	26,998,320	7,005,072	20,405,538	8,860,818

NET INCREASE IN NET ASSETS	25,560,781	31,350,581	11,465,928	23,334,424	11,202,609

NET ASSETS
Beginning of Period/Year	—	21,111,410	9,645,482	15,844,536	4,641,927

End of Period/Year	$25,560,781	$52,461,991	$21,111,410	$39,178,960	$15,844,536

Undistributed/Accumulated Net Investment Income (Loss)	$19,470	$16,369	($18,344)	($43,634)	($3,870)

(1)	Operations commenced on December 31, 2004.

(2)	Formerly named PF MFS Global Growth Fund.

See Notes to Financial Statements
D-13

PACIFIC FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF PIMCO Inflation Managed Fund		PF PIMCO Managed Bond Fund		PF Pacific Life Money Market Fund

	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004

OPERATIONS
Net investment income	$573,909	$136,733	$453,963	$351,686	$153,259	$20,524
Net realized gain (loss)	378,982	864,066	809,383	518,769	(7)	(7)
Net change in unrealized appreciation (depreciation)	(110,249)	516,399	(899,022)	397,005	—	—

Net Increase in Net Assets Resulting from Operations	842,642	1,517,198	364,324	1,267,460	153,252	20,517

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(582,114)	(154,803)	(779,845)	(534,088)	(143,532)	(22,723)
Class B	(19,286)	(15,333)	(20,998)	(65,410)	(2,106)	(722)
Class C	(118,529)	(43,314)	(47,916)	(145,679)	(7,567)	(1,079)
Net realized gains
Class A	(728,503)	(200,394)	(681,854)	—	—	—
Class B	(28,316)	(27,945)	(23,616)	—	—	—
Class C	(175,898)	(92,770)	(54,667)	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,652,646)	(534,559)	(1,608,896)	(745,177)	(153,205)	(24,524)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	22,634,655	11,697,438	25,351,645	36,395,333	16,732,059	38,550,926
Class B	599,839	2,456,030	422,813	1,897,466	881,811	1,522,624
Class C	4,071,866	7,431,039	1,118,396	5,604,847	8,159,389	3,533,422
Dividends reinvestments
Class A	1,300,593	354,500	1,409,209	439,156	142,409	21,253
Class B	45,117	42,578	41,282	64,598	1,999	662
Class C	272,560	122,662	94,224	131,590	6,780	1,045
Cost of shares repurchased
Class A	(3,121,567)	(2,863,640)	(2,906,831)	(35,689,854)	(9,160,559)	(37,033,673)
Class B	(111,116)	(2,010,159)	(260,619)	(3,010,031)	(955,313)	(1,560,988)
Class C	(2,560,336)	(4,119,142)	(1,080,247)	(8,061,275)	(5,864,157)	(3,651,257)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	23,131,611	13,111,306	24,189,872	(2,228,170)	9,944,418	1,384,014

NET INCREASE (DECREASE) IN NET ASSETS	22,321,607	14,093,945	22,945,300	(1,705,887)	9,944,465	1,380,007

NET ASSETS
Beginning of Year	21,025,301	6,931,356	23,088,734	24,794,621	16,326,853	14,946,846

End of Year	$43,346,908	$21,025,301	$46,034,034	$23,088,734	$26,271,318	$16,326,853

Undistributed/Accumulated Net Investment Income (Loss)	$82,018	($1,017)	$237,751	$275,901	$8,448	$7,827

See Notes to Financial Statements
D-14

PACIFIC FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Salomon Brothers Large-Cap Value Fund		PF Van Kampen Comstock Fund (1)		PF Van Kampen Real Estate Fund

	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Period Ended March 31, 2005 (2)

OPERATIONS
Net investment income	$203,352	$37,182	$93,866	$15,554	$50,443
Net realized gain (loss)	671,715	(191,570)	1,491,523	(34,012)	(1,996)
Net change in unrealized appreciation (depreciation)	938,647	6,352,314	372,160	2,444,827	(345,098)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,813,714	6,197,926	1,957,549	2,426,369	(296,651)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(200,695)	(19,016)	(75,062)	—	(22,627)
Class B	—	(1,551)	—	—	(10)
Class C	—	(3,132)	(491)	—	(48)
Net realized gains
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(200,695)	(23,699)	(75,553)	—	(22,685)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	26,154,271	16,905,955	10,064,547	5,748,025	18,966,370
Class B	150,380	1,355,041	138,195	395,196	18,222
Class C	663,039	3,456,042	696,356	646,355	32,845
Dividends reinvestments
Class A	199,478	18,591	74,771	—	22,627
Class B	—	1,431	—	—	10
Class C	—	3,106	471	—	40
Cost of shares repurchased
Class A	(2,782,015)	(7,962,209)	(861,781)	(1,296,281)	(4,817,859)
Class B	(216,725)	(2,258,347)	(239,947)	(282,850)	—
Class C	(456,033)	(5,252,643)	(101,912)	(618,950)	—

Net Increase in Net Assets Derived from Capital Share Transactions	23,712,395	6,266,967	9,770,700	4,591,495	14,222,255

NET INCREASE IN NET ASSETS	25,325,414	12,441,194	11,652,696	7,017,864	13,902,919

NET ASSETS
Beginning of Year/Period	27,147,159	14,705,965	12,624,226	5,606,362	—

End of Year/Period	$52,472,573	$27,147,159	$24,276,922	$12,624,226	$13,902,919

Undistributed Net Investment Income	$23,592	$28,494	$29,817	$11,504	$56,788

(1)	Formerly named PF Janus Strategic Value Fund.

(2)	Operations commenced on December 31, 2004.

See Notes to Financial Statements
D-15

PACIFIC FUNDS STATEMENTS OF CHANGES IN NET ASSETS (continued)

	PF Van Kampen Mid-Cap Growth Fund (1)

	Year Ended March 31, 2005	Year Ended March 31, 2004

OPERATIONS
Net investment loss	($433,436)	($189,693)
Net realized gain	189,883	1,603,495
Net change in unrealized appreciation	3,985,375	1,983,332

Net Increase in Net Assets Resulting from Operations	3,741,822	3,397,134

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	17,109,249	14,036,444
Class B	173,279	1,031,161
Class C	515,228	2,469,277
Dividends reinvestments
Class A	—	—
Class B	—	—
Class C	—	—
Cost of shares repurchased
Class A	(2,165,589)	(4,394,169)
Class B	(72,481)	(1,389,725)
Class C	(166,374)	(3,217,337)

Net Increase in Net Assets Derived from Capital Share Transactions	15,393,312	8,535,651

NET INCREASE IN NET ASSETS	19,135,134	11,932,785

NET ASSETS
Beginning of Year	19,850,213	7,917,428

End of Year	$38,985,347	$19,850,213

Accumulated Net Investment Loss	($9,036)	($6,464)

(1)	Formerly named PF MFS Mid-Cap Growth Fund.

See Notes to Financial Statements
D-16

PACIFIC FUNDS FINANCIAL HIGHLIGHTS Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain	Total from Investment Operations

PF Portfolio Optimization Model A
Class A:	4/1/2004 - 3/31/2005 (4)	$10.15	$0.13	$0.05	$0.18
	12/31/2003 - 3/31/2004 (4)	10.00	0.02	0.13	0.15

Class B:	4/1/2004 - 3/31/2005 (4)	$10.14	$0.08	$0.04	$0.12
	12/31/2003 - 3/31/2004 (4)	10.00	—	0.14	0.14

Class C:	4/1/2004 - 3/31/2005 (4)	$10.13	$0.08	$0.04	$0.12
	12/31/2003 - 3/31/2004 (4)	10.00	—	0.13	0.13

PF Portfolio Optimization Model B
Class A:	4/1/2004 - 3/31/2005 (4)	$10.14	$0.11	$0.22	$0.33
	12/31/2003 - 3/31/2004 (4)	10.00	0.01	0.13	0.14

Class B:	4/1/2004 - 3/31/2005 (4)	$10.13	$0.06	$0.21	$0.27
	12/31/2003 - 3/31/2004 (4)	10.00	—	0.13	0.13

Class C:	4/1/2004 - 3/31/2005 (4)	$10.13	$0.06	$0.21	$0.27
	12/31/2003 - 3/31/2004 (4)	10.00	—	0.13	0.13

PF Portfolio Optimization Model C
Class A:	4/1/2004 - 3/31/2005 (4)	$10.14	$0.08	$0.43	$0.51
	12/31/2003 - 3/31/2004 (4)	10.00	0.01	0.13	0.14

Class B:	4/1/2004 - 3/31/2005 (4)	$10.13	$0.03	$0.43	$0.46
	12/31/2003 - 3/31/2004 (4)	10.00	—	0.13	0.13

Class C:	4/1/2004 - 3/31/2005 (4)	$10.12	$0.03	$0.43	$0.46
	12/31/2003 - 3/31/2004 (4)	10.00	—	0.12	0.12

PF Portfolio Optimization Model D
Class A:	4/1/2004 - 3/31/2005 (4)	$10.11	$0.05	$0.58	$0.63
	12/31/2003 - 3/31/2004 (4)	10.00	0.01	0.10	0.11

Class B:	4/1/2004 - 3/31/2005 (4)	$10.10	$—	$0.58	$0.58
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.11	0.10

Class C:	4/1/2004 - 3/31/2005 (4)	$10.09	$—	$0.57	$0.57
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.10	0.09

PF Portfolio Optimization Model E
Class A:	4/1/2004 - 3/31/2005 (4)	$10.08	$0.02	$0.70	$0.72
	12/31/2003 - 3/31/2004 (4)	10.00	—	0.08	0.08

Class B:	4/1/2004 - 3/31/2005 (4)	$10.07	($0.03)	$0.71	$0.68
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.08	0.07

Class C:	4/1/2004 - 3/31/2005 (4)	$10.07	($0.03)	$0.71	$0.68
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.08	0.07

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Portfolio Optimization Model A
Class A:	4/1/2004 - 3/31/2005 (4)	($0.13)	($0.02)	($0.15)	$10.18
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.15

Class B:	4/1/2004 - 3/31/2005 (4)	($0.10)	($0.02)	($0.12)	$10.14
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.14

Class C:	4/1/2004 - 3/31/2005 (4)	($0.10)	($0.02)	($0.12)	$10.13
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.13

PF Portfolio Optimization Model B
Class A:	4/1/2004 - 3/31/2005 (4)	($0.12)	($0.02)	($0.14)	$10.33
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.14

Class B:	4/1/2004 - 3/31/2005 (4)	($0.09)	($0.02)	($0.11)	$10.29
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.13

Class C:	4/1/2004 - 3/31/2005 (4)	($0.09)	($0.02)	($0.11)	$10.29
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.13

PF Portfolio Optimization Model C
Class A:	4/1/2004 - 3/31/2005 (4)	($0.09)	($0.02)	($0.11)	$10.54
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.14

Class B:	4/1/2004 - 3/31/2005 (4)	($0.07)	($0.02)	($0.09)	$10.50
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.13

Class C:	4/1/2004 - 3/31/2005 (4)	($0.07)	($0.02)	($0.09)	$10.49
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.12

PF Portfolio Optimization Model D
Class A:	4/1/2004 - 3/31/2005 (4)	($0.06)	($0.02)	($0.08)	$10.66
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.11

Class B:	4/1/2004 - 3/31/2005 (4)	($0.03)	($0.02)	($0.05)	$10.63
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.10

Class C:	4/1/2004 - 3/31/2005 (4)	($0.03)	($0.02)	($0.05)	$10.61
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.09

PF Portfolio Optimization Model E
Class A:	4/1/2004 - 3/31/2005 (4)	($0.02)	($0.03)	($0.05)	$10.75
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.08

Class B:	4/1/2004 - 3/31/2005 (4)	$—	($0.03)	($0.03)	$10.72
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.07

Class C:	4/1/2004 - 3/31/2005 (4)	$—	($0.03)	($0.03)	$10.72
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.07

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF Portfolio Optimization Model A
Class A:	4/1/2004 - 3/31/2005 (4)	1.74%	$8,262	0.00%	1.85%	1.29%	(0.56%)	20.21%
	12/31/2003 - 3/31/2004 (4)	1.50%	1,957	0.00%	4.00%	0.61%	(3.39%)	9.38%

Class B:	4/1/2004 - 3/31/2005 (4)	1.25%	$1,450	0.50%	2.35%	0.79%	(1.06%)	20.21%
	12/31/2003 - 3/31/2004 (4)	1.40%	449	0.50%	4.50%	0.11%	(3.89%)	9.38%

Class C:	4/1/2004 - 3/31/2005 (4)	1.18%	$8,908	0.50%	2.35%	0.79%	(1.06%)	20.21%
	12/31/2003 - 3/31/2004 (4)	1.30%	3,739	0.50%	4.50%	0.11%	(3.89%)	9.38%

PF Portfolio Optimization Model B
Class A:	4/1/2004 - 3/31/2005 (4)	3.28%	$19,664	0.00%	1.24%	1.05%	(0.19%)	7.82%
	12/31/2003 - 3/31/2004 (4)	1.40%	5,197	0.00%	2.36%	0.46%	(1.90%)	2.81%

Class B:	4/1/2004 - 3/31/2005 (4)	2.69%	$6,699	0.50%	1.74%	0.55%	(0.69%)	7.82%
	12/31/2003 - 3/31/2004 (4)	1.30%	3,013	0.50%	2.86%	(0.04%)	(2.40%)	2.81%

Class C:	4/1/2004 - 3/31/2005 (4)	2.70%	$15,375	0.50%	1.74%	0.55%	(0.69%)	7.82%
	12/31/2003 - 3/31/2004 (4)	1.30%	5,354	0.50%	2.86%	(0.04%)	(2.40%)	2.81%

PF Portfolio Optimization Model C
Class A:	4/1/2004 - 3/31/2005 (4)	5.09%	$53,783	0.00%	0.91%	0.82%	(0.09%)	5.78%
	12/31/2003 - 3/31/2004 (4)	1.40%	12,743	0.00%	1.81%	0.36%	(1.45%)	0.86%

Class B:	4/1/2004 - 3/31/2005 (4)	4.55%	$19,414	0.50%	1.41%	0.32%	(0.59%)	5.78%
	12/31/2003 - 3/31/2004 (4)	1.30%	5,594	0.50%	2.31%	(0.14%)	(1.95%)	0.86%

Class C:	4/1/2004 - 3/31/2005 (4)	4.53%	$52,510	0.50%	1.41%	0.32%	(0.59%)	5.78%
	12/31/2003 - 3/31/2004 (4)	1.20%	16,870	0.50%	2.31%	(0.14%)	(1.95%)	0.86%

PF Portfolio Optimization Model D
Class A:	4/1/2004 - 3/31/2005 (4)	6.26%	$43,986	0.00%	0.93%	0.52%	(0.41%)	10.16%
	12/31/2003 - 3/31/2004 (4)	1.10%	13,362	0.00%	1.97%	0.22%	(1.75%)	0.68%

Class B:	4/1/2004 - 3/31/2005 (4)	5.79%	$18,954	0.50%	1.43%	0.02%	(0.91%)	10.16%
	12/31/2003 - 3/31/2004 (4)	1.00%	6,962	0.50%	2.47%	(0.28%)	(2.25%)	0.68%

Class C:	4/1/2004 - 3/31/2005 (4)	5.72%	$48,159	0.50%	1.43%	0.02%	(0.91%)	10.16%
	12/31/2003 - 3/31/2004 (4)	0.90%	12,719	0.50%	2.47%	(0.28%)	(2.25%)	0.68%

PF Portfolio Optimization Model E
Class A:	4/1/2004 - 3/31/2005 (4)	7.17%	$18,244	0.00%	1.25%	0.23%	(1.02%)	22.37%
	12/31/2003 - 3/31/2004 (4)	0.80%	8,187	0.00%	2.02%	0.09%	(1.93%)	0.00%

Class B:	4/1/2004 - 3/31/2005 (4)	6.75%	$6,110	0.50%	1.75%	(0.27%)	(1.52%)	22.37%
	12/31/2003 - 3/31/2004 (4)	0.70%	2,409	0.50%	2.52%	(0.41%)	(2.43%)	0.00%

Class C:	4/1/2004 - 3/31/2005 (4)	6.75%	$17,510	0.50%	1.75%	(0.27%)	(1.52%)	22.37%
	12/31/2003 - 3/31/2004 (4)	0.70%	7,868	0.50%	2.52%	(0.41%)	(2.43%)	0.00%

See Notes to Financial Statements		See explanation of references on E-7

E-1

PACIFIC FUNDS FINANCIAL HIGHLIGHTS (Continued) Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginnig of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF AIM Blue Chip Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$10.19	($0.01)	($0.04)	($0.05)
	4/1/2003 - 3/31/2004 (4)	8.05	(0.07)	2.21	2.14
	4/1/2002 - 3/31/2003 (4)	10.96	(0.06)	(2.85)	(2.91)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.06	1.01

Class B:	4/1/2004 - 3/31/2005 (4)	$10.07	($0.06)	($0.03)	($0.09)
	4/1/2003 - 3/31/2004 (4)	7.98	(0.11)	2.20	2.09
	4/1/2002 - 3/31/2003 (4)	10.94	(0.10)	(2.86)	(2.96)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98

Class C:	4/1/2004 - 3/31/2005 (4)	$10.06	($0.06)	($0.03)	($0.09)
	4/1/2003 - 3/31/2004 (4)	7.98	(0.11)	2.19	2.08
	4/1/2002 - 3/31/2003 (4)	10.93	(0.10)	(2.85)	(2.95)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98

PF AIM Aggressive Growth Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$11.53	($0.16)	$0.69	$0.53
	4/1/2003 - 3/31/2004 (4)	8.59	(0.15)	3.09	2.94
	4/1/2002 - 3/31/2003 (4)	11.63	(0.16)	(2.88)	(3.04)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.09)	1.81	1.72

Class B:	4/1/2004 - 3/31/2005 (4)	$11.41	($0.21)	$0.67	$0.46
	4/1/2003 - 3/31/2004 (4)	8.53	(0.22)	3.10	2.88
	4/1/2002 - 3/31/2003 (4)	11.61	(0.19)	(2.89)	(3.08)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.80	1.68

Class C:	4/1/2004 - 3/31/2005 (4)	$11.42	($0.21)	$0.68	$0.47
	4/1/2003 - 3/31/2004 (4)	8.55	(0.23)	3.10	2.87
	4/1/2002 - 3/31/2003 (4)	11.61	(0.19)	(2.87)	(3.06)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.81	1.69

PF Goldman Sachs Short Duration Bond Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$10.09	$0.09	($0.22)	($0.13)
	12/31/2003 - 3/31/2004 (4)	10.00	0.01	0.08	0.09

Class B:	4/1/2004 - 3/31/2005 (4)	$10.08	$0.04	($0.21)	($0.17)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.09	0.08

Class C:	4/1/2004 - 3/31/2005 (4)	$10.08	$0.04	($0.22)	($0.18)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.09	0.08

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Grains	Total Distributions	Net Asset Value, End of Year or Period

PF AIM Blue Chip Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$10.14
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.19
	4/1/2002 - 3/31/2003 (4)	—	—	—	8.05
	9/28/2001 - 3/31/2002 (4)	(0.03)	(0.02)	(0.05)	10.96

Class B:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$9.98
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.07
	4/1/2002 - 3/31/2003 (4)	—	—	—	7.98
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.02)	(0.04)	10.94

Class C:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$9.97
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.06
	4/1/2002 - 3/31/2003 (4)	—	—	—	7.98
	9/28/2001 - 3/31/2002 (4)	(0.03)	(0.02)	(0.05)	10.93

PF AIM Aggressive Growth Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$—	($0.28)	($0.28)	$11.78
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.53
	4/1/2002 - 3/31/2003 (4)	—	—	—	8.59
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.07)	(0.09)	11.63

Class B:	4/1/2004 - 3/31/2005 (4)	$—	($0.28)	($0.28)	$11.59
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.41
	4/1/2002 - 3/31/2003 (4)	—	—	—	8.53
	9/28/2001 - 3/31/2002 (4)	—	(0.07)	(0.07)	11.61

Class C:	4/1/2004 - 3/31/2005 (4)	$—	($0.28)	($0.28)	$11.61
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.42
	4/1/2002 - 3/31/2003 (4)	—	—	—	8.55
	9/28/2001 - 3/31/2002 (4)	(0.01)	(0.07)	(0.08)	11.61

PF Goldman Sachs Short Duration Bond Fund
Class A:	4/1/2004 - 3/31/2005 (4)	($0.09)	($0.02)	($0.11)	$9.85
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.09

Class B:	4/1/2004 - 3/31/2005 (4)	($0.04)	($0.02)	($0.06)	$9.85
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.08

Class C:	4/1/2004 - 3/31/2005 (4)	($0.05)	($0.02)	($0.07)	$9.83
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.08

		Ratios/Supplemental Data

		Total Returns(1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF AIM Blue Chip Fund
Class A:	4/1/2004 - 3/31/2005 (4)	(0.49%)	$45,147	1.90%	2.37%	(0.08%)	(0.55%)	38.40%
	4/1/2003 - 3/31/2004 (4)	26.58%	23,408	1.90%	3.12%	(0.69%)	(1.91%)	78.30%
	4/1/2002 - 3/31/2003 (4)	(26.55%)	7,922	1.90%	3.94%	(0.67%)	(2.71%)	35.58%
	9/28/2001 - 3/31/2002 (4)	10.09%	10,867	1.90%	5.99%	(0.92%)	(5.01%)	12.63%

Class B:	4/1/2004 - 3/31/2005 (4)	(0.89%)	$526	2.40%	2.87%	(0.58%)	(1.05%)	38.40%
	4/1/2003 - 3/31/2004 (4)	26.19%	497	2.40%	3.62%	(1.19%)	(2.41%)	78.30%
	4/1/2002 - 3/31/2003 (4)	(27.06%)	757	2.40%	4.44%	(1.17%)	(3.21%)	35.58%
	9/28/2001 - 3/31/2002 (4)	9.79%	43	2.40%	6.49%	(1.42%)	(5.51%)	12.63%

Class C:	4/1/2004 - 3/31/2005 (4)	(0.89%)	$1,367	2.40%	2.87%	(0.58)%)	(1.05%)	38.40%
	4/1/2003 - 3/31/2004 (4)	26.07%	1,090	2.40%	3.62%	(1.19%)	(2.41%)	78.30%
	4/1/2002 - 3/31/2003 (4)	(26.99%)	1,467	2.40%	4.44%	(1.17%)	(3.21%)	35.58%
	9/28/2001 - 3/31/2002 (4)	9.74%	154	2.40%	6.49%	(1.42%)	(5.51%)	12.63%

PF AIM Aggressive Growth Fund
Class A:	4/1/2004 - 3/31/2005 (4)	4.54%	$7,116	1.95%	3.38%	(1.36%)	(2.79%)	201.57%
	4/1/2003 - 3/31/2004 (4)	34.23%	8,469	1.95%	3.55%	(1.61%)	(3.21%)	110.77%
	4/1/2002 - 3/31/2003 (4)	(26.14%)	5,031	1.95%	4.27%	(1.66%)	(3.98%)	71.87%
	9/28/2001 - 3/31/2002 (4)	17.21%	7,654	1.95%	6.84%	(1.67%)	(6.56%)	44.75%

Class B:	4/1/2004 - 3/31/2005 (4)	3.97%	$283	2.45%	3.88%	(1.86%)	(3.29%)	201.57%
	4/1/2003 - 3/31/2004 (4)	33.61%	267	2.45%	4.05%	(2.11%)	(3.71%)	110.77%
	4/1/2002 - 3/31/2003 (4)	(26.44%)	63	2.45%	4.77%	(2.16%)	(4.48%)	71.87%
	9/28/2001 - 3/31/2002 (4)	16.84%	12	2.45%	7.34%	(2.17%)	(7.06%)	44.75%

Class C:	4/1/2004 - 3/31/2005 (4)	4.06%	$585	2.45%	3.88%	(1.86%)	(3.29%)	201.57%
	4/1/2003 - 3/31/2004 (4)	33.57%	360	2.45%	4.05%	(2.11%)	(3.71%)	110.77%
	4/1/2002 - 3/31/2003 (4)	(26.36%)	115	2.45%	4.77%	(2.16%)	(4.48%)	71.87%
	9/28/2001 - 3/31/2002 (4)	16.91%	25	2.45%	7.34%	(2.17%)	(7.06%)	44.75%

PF Goldman Sachs Short Duration Bond Fund
Class A:	4/1/2004 - 3/31/2005 (4)	(1.34%)	$35,333	1.55%	2.34%	0.93%	0.14%	203.81%
	12/31/2003 - 3/31/2004 (4)	0.90%	13,617	1.55%	2.72%	0.23%	(0.94%)	144.88%

Class B:	4/1/2004 - 3/31/2005 (4)	(1.77%)	$13	2.05%	2.84%	0.43%	(0.36%)	203.81%
	12/31/2003 - 3/31/2004 (4)	0.80%	10	2.05%	3.22%	(0.27%)	(1.44%)	144.88%

Class C:	4/1/2004 - 3/31/2005 (4)	(1.81%)	$579	2.05%	2.84%	0.43%	(0.36%)	203.81%
	12/31/2003 - 3/31/2004 (4)	0.80%	62	2.05%	3.22%	(0.27%)	(1.44%)	144.88%

See Notes to Financial Statements		See explanation of references on E-7

E-2

PACIFIC FUNDS FINANCIAL HIGHLIGHTS (Continued) Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF Janus Growth LT Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$10.34	($0.05)	$0.35	$0.30
	4/1/2003 - 3/31/2004 (4)	7.62	(0.10)	2.82	2.72
	4/1/2002 - 3/31/2003	10.32	(0.08)	(2.62)	(2.70)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.04)	0.39	0.35

Class B:	4/1/2004 - 3/31/2005 (4)	$10.24	($0.10)	$0.35	$0.25
	4/1/2003 - 3/31/2004 (4)	7.58	(0.15)	2.81	2.66
	4/1/2002 - 3/31/2003	10.30	(0.06)	(2.66)	(2.72)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33

Class C:	4/1/2004 - 3/31/2005 (4)	$10.21	($0.10)	$0.35	$0.25
	4/1/2003 - 3/31/2004 (4)	7.57	(0.15)	2.79	2.64
	4/1/2002 - 3/31/2003	10.31	(0.08)	(2.66)	(2.74)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33

PF Lazard Mid-Cap Value Fund
Class A:	12/31/2004 - 3/31/2005 (4)	$10.00	($0.01)	($0.09)	($0.10)

Class B:	12/31/2004 - 3/31/2005 (4)	$10.00	($0.02)	($0.09)	($0.11)

Class C:	12/31/2004 - 3/31/2005 (4)	$10.00	($0.02)	($0.09)	($0.11)

PF Lazard International Value Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$11.89	$0.08	$1.46	$1.54
	4/1/2003 - 3/31/2004 (4)	8.73	0.06	3.13	3.19
	4/1/2002 - 3/31/2003 (4)	11.09	0.07	(2.33)	(2.26)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.02)	1.14	1.12

Class B:	4/1/2004 - 3/31/2005 (4)	$11.73	$0.01	$1.45	$1.46
	4/1/2003 - 3/31/2004 (4)	8.66	0.02	3.07	3.09
	4/1/2002 - 3/31/2003 (4)	11.08	0.02	(2.33)	(2.31)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09

Class C:	4/1/2004 - 3/31/2005 (4)	$11.73	$0.01	$1.45	$1.46
	4/1/2003 - 3/31/2004 (4)	8.66	0.02	3.07	3.09
	4/1/2002 - 3/31/2003 (4)	11.07	0.02	(2.32)	(2.30)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Janus Growth LT Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$10.64
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.34
	4/1/2002 - 3/31/2003	—	—	—	7.62
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	(0.03)	10.32

Class B:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$10.49
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.24
	4/1/2002 - 3/31/2003	—	—	—	7.58
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	(0.03)	10.30

Class C:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$10.46
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.21
	4/1/2002 - 3/31/2003	—	—	—	7.57
	9/28/2001 - 3/31/2002 (4)	(0.02)	—	(0.02)	10.31

PF Lazard Mid-Cap Value Fund
Class A:	12/31/2004 - 3/31/2005 (4)	$—	$—	$—	$9.90

Class B:	12/31/2004 - 3/31/2005 (4)	$—	$—	$—	$9.89

Class C:	12/31/2004 - 3/31/2005 (4)	$—	$—	$—	$9.89

PF Lazard International Value Fund
Class A:	4/1/2004 - 3/31/2005 (4)	($0.02)	($0.19)	($0.21)	$13.22
	4/1/2003 - 3/31/2004 (4)	(0.03)	—	(0.03)	11.89
	4/1/2002 - 3/31/2003 (4)	(0.04)	(0.06)	(0.10)	8.73
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	(0.03)	11.09

Class B:	4/1/2004 - 3/31/2005 (4)	$—	($0.19)	($0.19)	$13.00
	4/1/2003 - 3/31/2004 (4)	(0.02)	—	(0.02)	11.73
	4/1/2002 - 3/31/2003 (4)	(0.05)	(0.06)	(0.11)	8.66
	9/28/2001 - 3/31/2002 (4)	(0.01)	—	(0.01)	11.08

Class C:	4/1/2004 - 3/31/2005 (4)	$—	($0.19)	($0.19)	$13.00
	4/1/2003 - 3/31/2004 (4)	(0.02)	—	(0.02)	11.73
	4/1/2002 - 3/31/2003 (4)	(0.05)	(0.06)	(0.11)	8.66
	9/28/2001 - 3/31/2002 (4)	(0.02)	—	(0.02)	11.07

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF Janus Growth LT Fund
Class A:	4/1/2004 - 3/31/2005 (4)	2.90%	$19,585	1.70%	2.54%	(0.44%)	(1.28%)	42.84%
	4/1/2003 - 3/31/2004 (4)	35.70%	11,994	1.70%	3.21%	(1.08%)	(2.59%)	42.65%
	4/1/2002 - 3/31/2003	(26.16%)	6,832	1.70%	4.01%	(0.95%)	(3.26%)	124.73%
	9/28/2001 - 3/31/2002 (4)	3.50%	9,819	1.70%	6.29%	(0.78%)	(5.37%)	64.33%

Class B:	4/1/2004 - 3/31/2005 (4)	2.44%	$373	2.20%	3.04%	(0.94%)	(1.78%)	42.84%
	4/1/2003 - 3/31/2004 (4)	34.91%	293	2.20%	3.71%	(1.58%)	(3.09%)	42.65%
	4/1/2002 - 3/31/2003	(26.31%)	301	2.20%	4.51%	(1.45%)	(3.76%)	124.73%
	9/28/2001 - 3/31/2002 (4)	3.27%	57	2.20%	6.79%	(1.28%)	(5.87%)	64.33%

Class C:	4/1/2004 - 3/31/2005 (4)	2.45%	$472	2.20%	3.04%	(0.94%)	(1.78%)	42.84%
	4/1/2003 - 3/31/2004 (4)	34.87%	400	2.20%	3.71%	(1.58%)	(3.09%)	42.65%
	4/1/2002 - 3/31/2003	(26.58%)	624	2.20%	4.51%	(1.45%)	(3.76%)	124.73%
	9/28/2001 - 3/31/2002 (4)	3.33%	84	2.20%	6.79%	(1.28%)	(5.87%)	64.33%

PF Lazard Mid-Cap Value Fund
Class A:	12/31/2004 - 3/31/2005 (4)	(1.00%)	$25,454	1.80%	3.20%	(0.42%)	(1.82%)	16.26%

Class B:	12/31/2004 - 3/31/2005 (4)	(1.10%)	$33	2.30%	3.70%	(0.92%)	(2.32%)	16.26%

Class C:	12/31/2004 - 3/31/2005 (4)	(1.10%)	$73	2.30%	3.70%	(0.92%)	(2.32%)	16.26%

PF Lazard International Value Fund
Class A:	4/1/2004 - 3/31/2005 (4)	13.13%	$50,801	1.80%	2.45%	0.62%	(0.03%)	20.92%
	4/1/2003 - 3/31/2004 (4)	36.57%	20,007	1.80%	2.86%	0.73%	(0.33%)	58.63%
	4/1/2002 - 3/31/2003 (4)	(20.50%)	7,218	1.80%	3.89%	0.76%	(1.33%)	19.60%
	9/28/2001 - 3/31/2002 (4)	11.21%	7,817	1.80%	7.07%	(0.35%)	(5.62%)	7.11%

Class B:	4/1/2004 - 3/31/2005 (4)	12.59%	$449	2.30%	2.95%	0.12%	(0.53%)	20.92%
	4/1/2003 - 3/31/2004 (4)	35.79%	324	2.30%	3.36%	0.23%	(0.83%)	58.63%
	4/1/2002 - 3/31/2003 (4)	(20.93%)	771	2.30%	4.39%	0.26%	(1.83%)	19.60%
	9/28/2001 - 3/31/2002 (4)	10.95%	26	2.30%	7.57%	(0.85%)	(6.12%)	7.11%

Class C:	4/1/2004 - 3/31/2005 (4)	12.59%	$1,212	2.30%	2.95%	0.12%	(0.53%)	20.92%
	4/1/2003 - 3/31/2004 (4)	35.79%	781	2.30%	3.36%	0.23%	(0.83%)	58.63%
	4/1/2002 - 3/31/2003 (4)	(20.93%)	1,656	2.30%	4.39%	0.26%	(1.83%)	19.60%
	9/28/2001 - 3/31/2002 (4)	10.91%	143	2.30%	7.57%	(0.85%)	(6.12%)	7.11%

See Notes to Financial Statements		See explanation of references on E-7

E-3

PACIFIC FUNDS FINANCIAL HIGHLIGHTS (Continued) Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginnig of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF MFS International Large-Cap Fund (5)
Class A:	4/1/2004 - 3/31/2005 (4)	$11.61	($0.01)	$1.46	$1.45
	4/1/2003 - 3/31/2004 (4)	8.20	(0.04)	3.45	3.41
	4/1/2002 - 3/31/2003 (4)	11.03	(0.04)	(2.59)	(2.63)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.10	1.05

Class B:	4/1/2004 - 3/31/2005 (4)	$11.46	($0.07)	$1.44	$1.37
	4/1/2003 - 3/31/2004 (4)	8.14	(0.09)	3.41	3.32
	4/1/2002 - 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.10	1.02

Class C:	4/1/2004 - 3/31/2005 (4)	$11.48	($0.07)	$1.44	$1.37
	4/1/2003 - 3/31/2004 (4)	8.14	(0.09)	3.43	3.34
	4/1/2002 - 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.10	1.02

PF PIMCO Inflation Managed Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$10.93	$0.20	($0.01)	$0.19
	4/1/2003 - 3/31/2004 (4)	10.28	0.12	0.96	1.08
	12/31/2002 - 3/31/2003 (4)	10.00	0.06	0.27	0.33

Class B:	4/1/2004 - 3/31/2005 (4)	$10.89	$0.15	($0.02)	$0.13
	4/1/2003 - 3/31/2004 (4)	10.27	0.07	0.95	1.02
	12/31/2002 - 3/31/2003 (4)	10.00	0.04	0.28	0.32

Class C:	4/1/2004 - 3/31/2005 (4)	$10.89	$0.15	($0.01)	$0.14
	4/1/2003 - 3/31/2004 (4)	10.27	0.07	0.95	1.02
	12/31/2002 - 3/31/2003 (4)	10.00	0.04	0.28	0.32

PF PIMCO Managed Bond Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$10.45	$0.14	($0.09)	$0.05
	4/1/2003 - 3/31/2004 (4)	10.16	0.17	0.46	0.63
	4/1/2002 - 3/31/2003 (4)	9.85	0.21	1.02	1.23
	9/28/2001 - 3/31/2002	10.00	0.06	(0.09)	(0.03)

Class B:	4/1/2004 - 3/31/2005 (4)	$10.44	$0.09	($0.10)	($0.01)
	4/1/2003 - 3/31/2004 (4)	10.14	0.12	0.46	0.58
	4/1/2002 - 3/31/2003 (4)	9.84	0.15	1.03	1.18
	9/28/2001 - 3/31/2002	10.00	0.04	(0.10)	(0.06)

Class C:	4/1/2004 - 3/31/2005 (4)	$10.44	$0.09	($0.09)	$—
	4/1/2003 - 3/31/2004 (4)	10.14	0.12	0.46	0.58
	4/1/2002 - 3/31/2003 (4)	9.84	0.15	1.03	1.18
	9/28/2001 - 3/31/2002	10.00	0.04	(0.10)	(0.06)

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Grains	Total Distributions	Net Asset Value, End of Year or Period

PF MFS International Large-Cap Fund (5)
Class A:	4/1/2004 - 3/31/2005 (4)	$—	($0.23)	($0.23)	$12.83
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.61
	4/1/2002 - 3/31/2003 (4)	—	(0.20)	(0.20)	8.20
	9/28/2001 - 3/31/2002 (4)	(0.01)	(0.01)	(0.02)	11.03

Class B:	4/1/2004 - 3/31/2005 (4)	$—	($0.23)	($0.23)	$12.60
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.46
	4/1/2002 - 3/31/2003 (4)	—	(0.20)	(0.20)	8.14
	9/28/2001 - 3/31/2002 (4)	—	(0.01)	(0.01)	11.01

Class C:	4/1/2004 - 3/31/2005 (4)	$—	($0.23)	($0.23)	$12.62
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.48
	4/1/2002 - 3/31/2003 (4)	—	(0.20)	(0.20)	8.14
	9/28/2001 - 3/31/2002 (4)	—	(0.01)	(0.01)	11.01

PF PIMCO Inflation Managed Fund
Class A:	4/1/2004 - 3/31/2005 (4)	($0.26)	($0.35)	($0.61)	$10.51
	4/1/2003 - 3/31/2004 (4)	(0.20)	(0.23)	(0.43)	10.93
	12/31/2002 - 3/31/2003 (4)	(0.05)	—	(0.05)	10.28

Class B:	4/1/2004 - 3/31/2005 (4)	($0.22)	($0.35)	($0.57)	$10.45
	4/1/2003 - 3/31/2004 (4)	(0.17)	(0.23)	(0.40)	10.89
	12/31/2002 - 3/31/2003 (4)	(0.05)	—	(0.05)	10.27

Class C:	4/1/2004 - 3/31/2005 (4)	($0.23)	($0.35)	($0.58)	$10.45
	4/1/2003 - 3/31/2004 (4)	(0.17)	(0.23)	(0.40)	10.89
	12/31/2002 - 3/31/2003 (4)	(0.05)	—	(0.05)	10.27

PF PIMCO Managed Bond Fund
Class A:	4/1/2004 - 3/31/2005 (4)	($0.25)	($0.22)	($0.47)	$10.03
	4/1/2003 - 3/31/2004 (4)	(0.34)	—	(0.34)	10.45
	4/1/2002 - 3/31/2003 (4)	(0.36)	(0.56)	(0.92)	10.16
	9/28/2001 - 3/31/2002	(0.07)	(0.05)	(0.12)	9.85

Class B:	4/1/2004 - 3/31/2005 (4)	($0.20)	($0.22)	($0.42)	$10.01
	4/1/2003 - 3/31/2004 (4)	(0.28)	—	(0.28)	10.44
	4/1/2002 - 3/31/2003 (4)	(0.32)	(0.56)	(0.88)	10.14
	9/28/2001 - 3/31/2002	(0.05)	(0.05)	(0.10)	9.84

Class C:	4/1/2004 - 3/31/2005 (4)	($0.20)	($0.22)	($0.42)	$10.02
	4/1/2003 - 3/31/2004 (4)	(0.28)	—	(0.28)	10.44
	4/1/2002 - 3/31/2003 (4)	(0.32)	(0.56)	(0.88)	10.14
	9/28/2001 - 3/31/2002	(0.05)	(0.05)	(0.10)	9.84

		Ratios/Supplemental Data

		Total Returns(1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF MFS International Large-Cap Fund (5)
Class A:	4/1/2004 - 3/31/2005 (4)	12.73%	$38,195	2.00%	3.35%	(0.12%)	(1.47%)	55.12%
	4/1/2003 - 3/31/2004 (4)	41.59%	15,358	2.03%	5.96%	(0.38%)	(4.31%)	150.05%
	4/1/2002 - 3/31/2003 (4)	(24.11%)	4,505	2.05%	9.08%	(0.40%)	(7.43%)	137.37%
	9/28/2001 - 3/31/2002 (4)	10.54%	6,808	2.05%	9.38%	(0.92%)	(8.25%)	77.66%

Class B:	4/1/2004 - 3/31/2005 (4)	12.18%	$391	2.50%	3.85%	(0.62%)	(1.97%)	55.12%
	4/1/2003 - 3/31/2004 (4)	40.79%	265	2.53%	6.46%	(0.88%)	(4.81%)	150.05%
	4/1/2002 - 3/31/2003 (4)	(24.52%)	58	2.55%	9.58%	(0.90%)	(7.93%)	137.37%
	9/28/2001 - 3/31/2002 (4)	10.24%	22	2.55%	9.88%	(1.42%)	(8.75%)	77.66%

Class C:	4/1/2004 - 3/31/2005 (4)	12.16%	$593	2.50%	3.85%	(0.62%)	(1.97%)	55.12%
	4/1/2003 - 3/31/2004 (4)	40.86%	222	2.53%	6.46%	(0.88%)	(4.81%)	150.05%
	4/1/2002 - 3/31/2003 (4)	(24.43%)	79	2.55%	9.58%	(0.90%)	(7.93%)	137.37%
	9/28/2001 - 3/31/2002 (4)	10.24%	11	2.55%	9.88%	(1.42%)	(8.75%)	77.66%

PF PIMCO Inflation Managed Fund
Class A:	4/1/2004 - 3/31/2005 (4)	1.99%	$36,465	1.55%	2.04%	1.96%	1.47%	284.19%
	4/1/2003 - 3/31/2004 (4)	10.75%	16,263	1.55%	2.73%	1.13%	(0.05%)	507.96%
	12/31/2002 - 3/31/2003 (4)	3.30%	6,290	1.55%	4.00%	2.19%	(0.26%)	199.92%

Class B:	4/1/2004 - 3/31/2005 (4)	1.43%	$1,199	2.05%	2.54%	1.46%	0.97%	284.19%
	4/1/2003 - 3/31/2004 (4)	10.20%	697	2.05%	3.23%	0.63%	(0.55%)	507.96%
	12/31/2002 - 3/31/2003 (4)	3.16%	161	2.05%	4.50%	1.69%	(0.76%)	199.92%

Class C:	4/1/2004 - 3/31/2005 (4)	1.44%	$5,682	2.05%	2.54%	1.46%	0.97%	284.19%
	4/1/2003 - 3/31/2004 (4)	10.27%	4,065	2.05%	3.23%	0.63%	(0.55%)	507.96%
	12/31/2002 - 3/31/2003 (4)	3.11%	480	2.05%	4.50%	1.69%	(0.76%)	199.92%

PF PIMCO Managed Bond Fund
Class A:	4/1/2004 - 3/31/2005 (4)	0.56%	$42,546	1.55%	2.22%	1.37%	0.70%	323.24%
	4/1/2003 - 3/31/2004 (4)	6.28%	19,802	1.55%	2.86%	1.65%	0.34%	459.70%
	4/1/2002 - 3/31/2003 (4)	12.80%	18,236	1.55%	2.82%	2.02%	0.75%	445.26%
	9/28/2001 - 3/31/2002	(0.28%)	33,055	1.55%	2.54%	1.16%	0.17%	522.25%

Class B:	4/1/2004 - 3/31/2005 (4)	(0.05%)	$1,135	2.05%	2.72%	0.87%	0.20%	323.24%
	4/1/2003 - 3/31/2004 (4)	5.86%	972	2.05%	3.36%	1.15%	(0.16%)	459.70%
	4/1/2002 - 3/31/2003 (4)	12.27%	1,986	2.05%	3.32%	1.52%	0.25%	445.26%
	9/28/2001 - 3/31/2002	(0.55%)	173	2.05%	3.04%	0.66%	(0.33%)	522.25%

Class C:	4/1/2004 - 3/31/2005 (4)	0.04%	$2,353	2.05%	2.72%	0.87%	0.20%	323.24%
	4/1/2003 - 3/31/2004 (4)	5.86%	2,315	2.05%	3.36%	1.15%	(0.16%)	459.70%
	4/1/2002 - 3/31/2003 (4)	12.28%	4,573	2.05%	3.32%	1.52%	0.25%	445.26%
	9/28/2001 - 3/31/2002	(0.57%)	370	2.05%	3.04%	0.66%	(0.33%)	522.25%

See Notes to Financial Statements		See explanation of references on E-7

E-4

PACIFIC FUNDS FINANCIAL HIGHLIGHTS (Continued) Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF Pacific Life Money Market Fund
Class A:	4/1/2004 - 3/31/2005	$1.00	$0.01		$—	$0.01
	4/1/2003 - 3/31/2004	1.00	—	(6)	—	—
	4/1/2002 - 3/31/2003	1.00	0.01		—	0.01
	9/28/2001 - 3/31/2002	1.00	—	(6)	—	—

Class B:	4/1/2004 - 3/31/2005	$1.00	$—	(6)	$—	$—
	4/1/2003 - 3/31/2004	1.00	—	(6)	—	—
	4/1/2002 - 3/31/2003	1.00	—	(6)	—	—
	9/28/2001 - 3/31/2002	1.00	—	(6)	—	—

Class C:	4/1/2004 - 3/31/2005	$1.00	$—	(6)	$—	$—
	4/1/2003 - 3/31/2004	1.00	—	(6)	—	—
	4/1/2002 - 3/31/2003	1.00	—	(6)	—	—
	9/28/2001 - 3/31/2002	1.00	—	(6)	—	—

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2004 - 3/31/2005 (4)	$10.94	$0.06		$0.35	$0.41
	4/1/2003 - 3/31/2004 (4)	7.83	0.03		3.09	3.12
	4/1/2002 - 3/31/2003 (4)	10.92	0.04		(3.05)	(3.01)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.01)		0.96	0.95

Class B:	4/1/2004 - 3/31/2005 (4)	$10.83	$—		$0.36	$0.36
	4/1/2003 - 3/31/2004 (4)	7.78	(0.02)		3.08	3.06
	4/1/2002 - 3/31/2003 (4)	10.91	(0.01)		(3.03)	(3.04)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.03)		0.97	0.94

Class C:	4/1/2004 - 3/31/2005 (4)	$10.81	$—		$0.35	$0.35
	4/1/2003 - 3/31/2004 (4)	7.77	(0.02)		3.07	3.05
	4/1/2002 - 3/31/2003 (4)	10.90	(0.01)		(3.04)	(3.05)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.03)		0.96	0.93

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Pacific Life Money Market Fund
Class A:	4/1/2004 - 3/31/2005	($0.01)	$—	($0.01)	$1.00
	4/1/2003 - 3/31/2004	— (6)	—	—	1.00
	4/1/2002 - 3/31/2003	(0.01)	—	(0.01)	1.00
	9/28/2001 - 3/31/2002	— (6)	—	—	1.00

Class B:	4/1/2004 - 3/31/2005	$— (6)	$—	$—	$1.00
	4/1/2003 - 3/31/2004	— (6)	—	—	1.00
	4/1/2002 - 3/31/2003	— (6)	—	—	1.00
	9/28/2001 - 3/31/2002	— (6)	—	—	1.00

Class C:	4/1/2004 - 3/31/2005	$— (6)	$—	$—	$1.00
	4/1/2003 - 3/31/2004	— (6)	—	—	1.00
	4/1/2002 - 3/31/2003	— (6)	—	—	1.00
	9/28/2001 - 3/31/2002	— (6)	—	—	1.00

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2004 - 3/31/2005 (4)	($0.05)	$—	($0.05)	$11.30
	4/1/2003 - 3/31/2004 (4)	(0.01)	—	(0.01)	10.94
	4/1/2002 - 3/31/2003 (4)	(0.02)	(0.06)	(0.08)	7.83
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.01)	(0.03)	10.92

Class B:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$11.19
	4/1/2003 - 3/31/2004 (4)	(0.01)	—	(0.01)	10.83
	4/1/2002 - 3/31/2003 (4)	(0.03)	(0.06)	(0.09)	7.78
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.01)	(0.03)	10.91

Class C:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$11.16
	4/1/2003 - 3/31/2004 (4)	(0.01)	—	(0.01)	10.81
	4/1/2002 - 3/31/2003 (4)	(0.02)	(0.06)	(0.08)	7.77
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.01)	(0.03)	10.90

			Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reduc- tions to Average Net Assets (2), (3)		Ratios of Expenses Before Expense Reduc- tions to Average Net Assets (3)	Ratios of Net Invest- ment Income (Loss) After Expense Reduc- tions to Average Net Assets (3)		Ratios of Net Invest- ment Income (Loss) Before Expense Reduc- tions to Average Net Assets (2),(3)	Port- folio Turnover Rates

PF Pacific Life Money Market Fund
Class A:	4/1/2004 - 3/31/2005	0.77%	$22,341	0.95%		2.05%	0.83%		(0.27%)	N/A
	4/1/2003 - 3/31/2004	0.18%	14,627	0.95%		2.53%	0.14%		(1.44%)	N/A
	4/1/2002 - 3/31/2003	0.58%	13,092	1.08%		2.50%	0.59%		(0.83%)	N/A
	9/28/2001 - 3/31/2002	0.33%	27,056	1.35%		2.59%	0.57%		(0.67%)	N/A

Class B:	4/1/2004 - 3/31/2005	0.35%	$672	1.28	%(7)	2.55%	0.50	% (7)	(0.77%)	N/A
	4/1/2003 - 3/31/2004	0.06%	744	1.06	%(7)	3.03%	0.03	% (7)	(1.94%)	N/A
	4/1/2002 - 3/31/2003	0.12%	782	1.49	%(7)	3.00%	0.18	% (7)	(1.33%)	N/A
	9/28/2001 - 3/31/2002	0.09%	88	1.85%		3.09%	0.07%		(1.17%)	N/A

Class C:	4/1/2004 - 3/31/2005	0.39%	$3,258	1.34	%(7)	2.55%	0.44	% (7)	(0.77%)	N/A
	4/1/2003 - 3/31/2004	0.06%	956	1.06	%(7)	3.03%	0.03	% (7)	(1.94%)	N/A
	4/1/2002 - 3/31/2003	0.12%	1,073	1.49	%(7)	3.00%	0.18	% (7)	(1.33%)	N/A
	9/28/2001 - 3/31/2002	0.09%	75	1.85%		3.09%	0.07%		(1.17%)	N/A

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2004 - 3/31/2005 (4)	3.78%	$50,430	1.80%		2.28%	0.54%		0.06%	43.72%
	4/1/2003 - 3/31/2004 (4)	39.91%	25,315	1.80%		2.73%	0.29%		(0.64%)	38.10%
	4/1/2002 - 3/31/2003 (4)	(27.69%)	11,736	1.80%		2.94%	0.41%		(0.73%)	49.00%
	9/28/2001 - 3/31/2002 (4)	9.54%	19,748	1.80%		3.93%	(0.14%)		(2.27%)	27.37%

Class B:	4/1/2004 - 3/31/2005 (4)	3.32%	$504	2.30%		2.78%	0.04%		(0.44%)	43.72%
	4/1/2003 - 3/31/2004 (4)	39.36%	556	2.30%		3.23%	(0.21%)		(1.14%)	38.10%
	4/1/2002 - 3/31/2003 (4)	(28.02%)	955	2.30%		3.44%	(0.09%)		(1.23%)	49.00%
	9/28/2001 - 3/31/2002 (4)	9.38%	151	2.30%		4.43%	(0.64%)		(2.77%)	27.37%

Class C:	4/1/2004 - 3/31/2005 (4)	3.33%	$1,538	2.30%		2.78%	0.04%		(0.44%)	43.72%
	4/1/2003 - 3/31/2004 (4)	39.27%	1,277	2.30%		3.23%	(0.21%)		(1.14%)	38.10%
	4/1/2002 - 3/31/2003 (4)	(28.08%)	2,015	2.30%		3.44%	(0.09%)		(1.23%)	49.00%
	9/28/2001 - 3/31/2002 (4)	9.30%	243	2.30%		4.43%	(0.64%)		(2.77%)	27.37%

See Notes to Financial Statements		See explanation of references on E-7

E-5

PACIFIC FUNDS FINANCIAL HIGHLIGHTS (Continued) Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF Van Kampen Comstock Fund (8)
Class A	4/1/2004 - 3/31/2005 (4)	$11.37	$0.07	$1.19	$1.26
	4/1/2003 - 3/31/2004 (4)	8.16	0.02	3.19	3.21
	4/1/2002 - 3/31/2003	11.45	(0.11)	(3.12)	(3.23)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.54	1.49

Class B:	4/1/2004 - 3/31/2005 (4)	$11.24	$0.01	$1.17	$1.18
	4/1/2003 - 3/31/2004 (4)	8.10	(0.03)	3.17	3.14
	4/1/2002 - 3/31/2003	11.43	(0.11)	(3.16)	(3.27)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.54	1.47

Class C:	4/1/2004 - 3/31/2005 (4)	$11.24	$0.01	$1.17	$1.18
	4/1/2003 - 3/31/2004 (4)	8.11	(0.03)	3.16	3.13
	4/1/2002 - 3/31/2003	11.43	(0.11)	(3.15)	(3.26)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.53	1.46

PF Van Kampen Real Estate Fund
Class A:	12/31/2004 - 3/31/2005 (4)	$10.00	$0.05	($0.64)	($0.59)

Class B:	12/31/2004 - 3/31/2005 (4)	$10.00	$0.04	($0.64)	($0.60)

Class C:	12/31/2004 - 3/31/2005 (4)	$10.00	$0.03	($0.64)	($0.61)

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Van Kampen Comstock Fund (8)
Class A	4/1/2004 - 3/31/2005 (4)	($0.05)	$—	($0.05)	$12.58
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.37
	4/1/2002 - 3/31/2003	—	(0.06)	(0.06)	8.16
	9/28/2001 - 3/31/2002 (4)	(0.04)	—	(0.04)	11.45

Class B:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$12.42
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.24
	4/1/2002 - 3/31/2003	—	(0.06)	(0.06)	8.10
	9/28/2001 - 3/31/2002 (4)	(0.04)	—	(0.04)	11.43

Class C:	4/1/2004 - 3/31/2005 (4)	($0.01)	$—	($0.01)	$12.41
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.24
	4/1/2002 - 3/31/2003	—	(0.06)	(0.06)	8.11
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	(0.03)	11.43

PF Van Kampen Real Estate Fund
Class A:	12/31/2004 - 3/31/2005 (4)	($0.02)	$—	($0.02)	$9.39

Class B:	12/31/2004 - 3/31/2005 (4)	($0.01)	$—	($0.01)	$9.39

Class C:	12/31/2004 - 3/31/2005 (4)	($0.01)	$—	($0.01)	$9.38

		Ratios/Supplemental Data

	Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2),(3)	Port- folio Turn- over Rates

Class A: 4/1/2004 - 3/31/2005 (4)	11.08%	$ 23,017	1.90%	2.70%	0.55%	(0.25%)	34.41%
4/1/2003 - 3/31/2004 (4)	39.34%	11,945	1.90%	3.59%	0.24%	(1.45%)	105.34%
4/1/2002 - 3/31/2003	(28.26%)	5,331	1.90%	3.87%	(1.04%)	(3.01%)	37.78%
9/28/2001 - 3/31/2002 (4)	14.94%	9,002	1.90%	6.26%	(0.84%)	(5.20%)	18.71%

Class B: 4/1/2004 - 3/31/2005 (4)	10.50%	$ 388	2.40%	3.20%	0.05%	(0.75%)	34.41%
4/1/2003 - 3/31/2004 (4)	38.77%	453	2.40%	4.09%	(0.26%)	(1.95%)	105.34%
4/1/2002 - 3/31/2003	(28.66%)	201	2.40%	4.37%	(1.54%)	(3.51%)	37.78%
9/28/2001 - 3/31/2002 (4)	14.71%	105	2.40%	6.76%	(1.34%)	(5.70%)	18.71%

Class C: 4/1/2004 - 3/31/2005 (4)	10.50%	$ 872	2.40%	3.20%	0.05%	(0.75%)	34.41%
4/1/2003 - 3/31/2004 (4)	38.60%	226	2.40%	4.09%	(0.26%)	(1.95%)	105.34%
4/1/2002 - 3/31/2003	(28.57%)	74	2.40%	4.37%	(1.54%)	(3.51%)	37.78%
9/28/2001 - 3/31/2002 (4)	14.67%	21	2.40%	6.76%	(1.34%)	(5.70%)	18.71%

PF Van Kampen Real Estate Fund
Class A: 12/31/2004 - 3/31/2005 (4)	(5.95%)	$ 13,853	2.05%	3.57%	2.01%	0.49%	0.79%

Class B: 12/31/2004 - 3/31/2005 (4)	(6.05%)	$ 17	2.55%	4.07%	1.51%	(0.01%)	0.79%

Class C: 12/31/2004 - 3/31/2005 (4)	(6.06%)	$ 32	2.55%	4.07%	1.51%	(0.01%)	0.79%

See Notes to Financial Statements		See explanation of references on E-7

E-6

PACIFIC FUNDS FINANCIAL HIGHLIGHTS (Continued) Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Loss	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF Van Kampen Mid-Cap Growth Fund (9)
Class A:	4/1/2004 - 3/31/2005 (4)	$8.01	($0.12)	$1.04	$0.92
	4/1/2003 - 3/31/2004 (4)	5.92	(0.10)	2.19	2.09
	4/1/2002 - 3/31/2003	11.18	(0.09)	(4.33)	(4.42)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.45	1.37

Class B:	4/1/2004 - 3/31/2005 (4)	$7.93	($0.15)	$1.02	$0.87
	4/1/2003 - 3/31/2004 (4)	5.88	(0.14)	2.19	2.05
	4/1/2002 - 3/31/2003	11.17	(0.08)	(4.37)	(4.45)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.45	1.34

Class C:	4/1/2004 - 3/31/2005 (4)	$7.92	($0.16)	$1.03	$0.87
	4/1/2003 - 3/31/2004 (4)	5.88	(0.14)	2.18	2.04
	4/1/2002 - 3/31/2003	11.16	(0.09)	(4.35)	(4.44)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.46	1.35

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Van Kampen Mid-Cap Growth Fund (9)
Class A:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$8.93
	4/1/2003 - 3/31/2004 (4)	—	—	—	8.01
	4/1/2002 - 3/31/2003	—	(0.84)	(0.84)	5.92
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.17)	(0.19)	11.18

Class B:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$8.80
	4/1/2003 - 3/31/2004 (4)	—	—	—	7.93
	4/1/2002 - 3/31/2003	—	(0.84)	(0.84)	5.88
	9/28/2001 - 3/31/2002 (4)	—	(0.17)	(0.17)	11.17

Class C:	4/1/2004 - 3/31/2005 (4)	$—	$—	$—	$8.79
	4/1/2003 - 3/31/2004 (4)	—	—	—	7.92
	4/1/2002 - 3/31/2003	—	(0.84)	(0.84)	5.88
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.17)	(0.19)	11.16

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reduc- tions to Average Net Assets (3)	Ratios of Net Invest- ment Loss After Expense Reduc- tions to Average Net Assets (3)	Ratios of Net Invest- ment Loss Before Expense Reduc- tions to Average Net Assets (2),(3)	Port- folio Turnover Rates

PF Van Kampen Mid-Cap Growth Fund (9)
Class A:	4/1/2004 - 3/31/2005 (4)	11.49%	$36,882	1.85%	2.43%	(1.37%)	(1.95%)	82.70%
	4/1/2003 - 3/31/2004 (4)	35.30%	18,388	1.85%	3.29%	(1.42%)	(2.86%)	326.09%
	4/1/2002 - 3/31/2003	(40.51%)	6,191	1.85%	4.31%	(1.39%)	(3.85%)	158.16%
	9/28/2001 - 3/31/2002 (4)	13.79%	11,383	1.85%	5.33%	(1.44%)	(4.92%)	70.54%

Class B:	4/1/2004 - 3/31/2005 (4)	10.97%	$667	2.35%	2.93%	(1.87%)	(2.45%)	82.70%
	4/1/2003 - 3/31/2004 (4)	34.86%	504	2.35%	3.79%	(1.92%)	(3.36%)	326.09%
	4/1/2002 - 3/31/2003	(40.84%)	586	2.35%	4.81%	(1.89%)	(4.35%)	158.16%
	9/28/2001 - 3/31/2002 (4)	13.52%	82	2.35%	5.83%	(1.94%)	(5.42%)	70.54%

Class C:	4/1/2004 - 3/31/2005 (4)	10.99%	$1,436	2.35%	2.93%	(1.87%)	(2.45%)	82.70%
	4/1/2003 - 3/31/2004 (4)	34.69%	958	2.35%	3.79%	(1.92%)	(3.36%)	326.09%
	4/1/2002 - 3/31/2003	(40.78%)	1,141	2.35%	4.81%	(1.89%)	(4.35%)	158.16%
	9/28/2001 - 3/31/2002 (4)	13.53%	116	2.35%	5.83%	(1.94%)	(5.42%)	70.54%

(1)	Total returns are not annualized for periods less than one full year. Calculation does not include the effect of any sales charges for Classes A, B and C.

(2)	The ratios of net expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any, as discussed in Note 7 to the Financial Statements. The ratios of net investment income (loss) before expense reductions to average daily net assets are grossed up by the adviser expense reimbursements, if any.

(3)	The ratios are annualized for periods of less than one full year.

(4)	Per share investment income has been calculated using the average shares method.

(5)	The PF MFS International Large-Cap Fund was formerly named the PF MFS Global Growth Fund.

(6)	Amount represents less than $0.01 per share.

(7)	The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period 7/1/02 - 6/30/05. The effect of the 12b-1 waiver by the Distributor on the ratios of net expenses and net investment income (loss) after expense reductions to the average daily net assets for the PF Pacific Life Money Market Class B and C were 0.17% and 0.11%, respectively, for the year ended March 31, 2005, and 0.39% and 0.09% for the years ended March 31, 2004 and 2003, respectively, for both Class B and C.

(8)	The PF Van Kampen Comstock Fund was formerly named the PF Janus Strategic Value Fund.

(9)	The PF Van Kampen Mid-Cap Growth Fund was formerly named the PF MFS Mid-Cap Growth Fund.

See Notes to Financial Statements

E-7

PACIFIC FUNDS
 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Pacific Funds is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company, and as of March 31, 2005, is comprised of nineteen separate funds (each individually, a “Fund”, and collectively, the “Funds”): PF Portfolio Optimization Model A, PF Portfolio Optimization Model B, PF Portfolio Optimization Model C, PF Portfolio Optimization Model D, PF Portfolio Optimization Model E,  PF AIM Blue Chip, PF AIM Aggressive Growth, PF Goldman Sachs Short Duration Bond, PF Janus Growth LT, PF Lazard Mid-Cap Value, PF Lazard International Value, PF MFS International Large-Cap (formerly PF MFS Global Growth), PF PIMCO Inflation Managed, PF PIMCO Managed Bond, PF Pacific Life Money Market, PF Salomon Brothers Large-Cap Value, PF Van Kampen Comstock (formerly PF Janus Strategic Value), PF Van Kampen Real Estate, and PF Van Kampen Mid-Cap Growth (formerly PF MFS Mid-Cap Growth). Each Fund has three separate classes of shares: Class A, B, and C. Each class is distinguished by its level of distribution and service (12b-1) fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); and (iii) Class C shares are subject to a maximum 1.00% CDSC. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. Class A shares of the PF Pacific Life Money Market Fund are sold without an initial sales charge. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1% on redemptions of such Class A shares within 1 year of purchase. Effective July 1, 2004, the 1% front-end sales charge for Class C shares was eliminated. For the period April 1, 2004 through June 30, 2004, Class C shares may have been purchased without the 1% front-end sales charge if purchased through a broker/dealer who had entered into an agreement with the Funds’ distributor to waive this sales charge.

     PF Portfolio Optimization Model A, PF Portfolio Optimization Model B, PF Portfolio Optimization Model C, PF Portfolio Optimization Model D, and PF Portfolio Optimization Model E, (collectively, “Portfolio Optimization Funds”) invest all of their assets in Class A shares of other Pacific Funds (collectively, the “Underlying Funds”) without payment of a front-end sales charge. No CDSC is charged to the Portfolio Optimization Funds upon the sales of shares of the Underlying Funds. Pacific Life Insurance Company (“Pacific Life”) uses an asset allocation process to determine the Portfolio Optimization Funds’ investment mix. Previously, the Portfolio Optimization Funds invested all purchases, redemptions, reinvested income and capital gains based on the target allocations. Effective July 1, 2004 this policy was updated to allow the Portfolio Optimization Funds to invest purchase proceeds and meet redemption needs using a monthly allocation percentage method, which considers the value of the Underlying Funds and a sales forecast for the upcoming month. This method is intended to help maintain target allocations, although there is no guarantee that the Portfolio Optimization Funds will maintain their target allocations using this method. Actual holdings of the Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the Underlying Funds’ asset values as a result of market movements and portfolio management decisions. Annually, Pacific Life will evaluate each Fund’s asset allocation strategy and rebalance the Funds to reflect changes in the target allocations. The Funds offered in Pacific Funds may change and Underlying Funds may be added to or deleted from a Portfolio Optimization Fund. Pacific Life reserves the right to rebalance each Portfolio Optimization Fund’s investments in the Underlying Funds more frequently than annually. Pacific Life may change the asset class allocations, Underlying Funds (including any funds organized in the future) or target allocations to each Underlying Fund without prior approval from shareholders as it determines necessary to pursue stated investment goals. The target allocation percentages as well as other information on the Portfolio Optimization Funds is described in the prospectus.

    All of the Funds except the Portfolio Optimization Funds, PF Goldman Sachs Short Duration Bond Fund, PF Lazard Mid-Cap Value Fund, PF PIMCO Inflation Managed Fund, and PF Van Kampen Real Estate Fund commenced operations on  September 28, 2001. The PF PIMCO Inflation Managed Fund commenced operations on December 31, 2002, the PF Goldman Sachs Short Duration Bond Fund and the Portfolio Optimization Funds commenced operations on December 31, 2003, and the PF Lazard Mid-Cap Value and PF Van Kampen Real Estate Funds commenced operations on December 31, 2004.

     In accordance with notifications sent to shareholders and as approved by the Funds’ Board of Trustees (the “Board”), three funds of Pacific Funds were liquidated during the year ended March 31, 2005. The PF INVESCO Health Sciences and the PF INVESCO Technology Funds were liquidated on December 31, 2004 and the PF Putnam Equity Income Fund was liquidated on March 30, 2005. Because these funds were liquidated prior to March 31, 2005, no other information for these funds is presented in this report except for certain tax information disclosed in note 14.

2. SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements.

     A. Fund Valuation

     The net asset value (“NAV”) per share for each Fund is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is

F-1

PACIFIC FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

usually 4:00 p.m. Eastern time, although it occasionally closes earlier.

     Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and the official closing price on the NASDAQ National Market System as reported by a pricing source approved by the Board. Securities traded on over-the-counter markets and listed securities for which no sales are reported, are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, or from broker-dealers.

     Fixed income securities are generally valued at prices obtained from pricing services, market makers, or broker-dealers. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board. Money market instruments and short-term securities maturing within sixty days are valued at amortized cost, which approximates market value. The net asset value of the Portfolio Optimization Funds will be calculated based on the net asset values that are calculated for the underlying funds.

     Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate, are valued at their fair value as determined in good faith pursuant to procedures established by the Board. Fair values may not be indicative of the price that a Fund could obtain for a security if it were to dispose of the security as of the close of the NYSE.

     In determining the fair value of securities, the Funds may consider available information, including information that becomes known after the time of close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE.

     If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time that the Fund’s NAV is determined, or if, under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the Board.

     Effective September 15, 2003, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that a Fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

     B. Securities Transactions and Investment Income

     Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. The Funds estimate components of distributions from Real Estate Investment Trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Interest income is recorded on the accrual basis.

     Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities and PF Pacific Life Money Market Fund, which recognize discounts and premiums on a straight-line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed securities are reported as interest income in the Statements of Operations.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to distribution and service (12b-1) fees (see Note 4). Income, other non-class specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative daily net assets.

    C. Distributions to Shareholders

     The Funds currently declare and pay dividends on net investment income at least annually, except for the PF Goldman Sachs Short Duration Bond Fund, PF PIMCO Inflation Managed Fund, PF PIMCO Managed Bond Fund, PF Pacific Life Money Market Fund, and PF Van Kampen Real Estate Fund. Dividends are generally declared and paid monthly for the PF Goldman Sachs Short Duration Bond Fund, PF PIMCO Inflation Managed Fund, and PF PIMCO Managed Bond Fund; are generally declared daily and paid monthly for the PF Pacific Life Money Market Fund, and are generally declared and paid quarterly for the PF Van Kampen Real Estate Fund. Dividends may be declared less frequently if it is advantageous to the Funds. All realized capital gains are distributed at least annually for all Funds.

     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies (“PFICs”), post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

    D. Foreign Currency Translation

     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the reporting period. Purchases and sales of securities, interest income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

F-2

PACIFIC FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

     The Funds do not separately report on the Statements of Operations the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included in net realized and change in unrealized gain or loss from investments.

     Net realized foreign exchange gains and losses arise from sales of a Fund’s securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

    E. Expense Allocation

     General expenses of the Funds (including legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund (including advisory, administration, custody, registration and distribution and service (12b-1) fees) are charged directly to that Fund.

     F. Offering Costs

     The Funds bear all costs associated with offering expenses including legal, printing and internal services support. All such costs are amortized to expense on a straight-line basis over twelve months from commencement of operations.

     G. Futures Contracts

     Certain Funds may use futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading until the contracts are closed. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

     H. Options Contracts

     Certain Funds may write or purchase call and put options on futures, swaps, securities, or currencies it owns or in which it may invest. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received by the Fund is included in a Fund’s Statement of Assets and Liability as a liability or an investment and subsequently adjusted to the current market value, based on the option’s quoted daily settlement price, of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.

     I. Forward Foreign Currency Contracts

     Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a Fund’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in a Fund’s financial statements. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

     J. Swaps

     Certain Funds may enter into interest rate, total return, credit default, currency exchange, and other swap agreements in order to obtain a desired return at a lower cost than if a Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are “marked-to-market” daily based upon quotations from market makers and the change, if any,

F-3

PACIFIC FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

is recorded as unrealized gains or losses in the Statements of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

     K. Credit Default Swaps

     Credit Default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. Risks arise from the possible inability of the counterparties to meet the terms of their contracts.

     L. Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income, even though investors do not receive their principal until maturity.

     M. Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities (“SMBS”) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

     N. Government Sponsored Enterprise Securities

     Certain Funds invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLB’s”). Freddie Mac, Fannie Mae, and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLB’s are neither guaranteed nor insured by the United States Government.

     O. When-Issued Securities and Delayed-Delivery Transactions

     Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or delayed-delivery basis are identified as such in each applicable Fund’s Schedule of Investments. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

     P. Short Sales

     Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

     Q. Repurchase Agreements

     Certain Funds may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, and such collateral is in the possession of the Funds’ custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

     R. Investment Risk

     The price of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

     Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

F-4

PACIFIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. REORGANIZATION

     On December 31, 2003, PF AIM Blue Chip Fund, (the “Surviving Fund”), acquired all of the assets and liabilities of PF Putnam Research Fund, (the “Acquired Fund”), in a tax-free exchange for shares of the Surviving Fund, (together the “Reorganization”), pursuant to a plan of reorganization approved by the Board and shareholders of the Acquired Fund. Pacific Life paid all of the Reorganization costs which amounted to $78,947. The value of shares issued by the Surviving Fund is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by the Surviving Fund, and the net assets and unrealized appreciation/depreciation as of the Reorganization date immediately prior to and after the Reorganization were as follows:

	Shares Acquired	Shares Issued In Acquisition	Surviving Fund Net Assets	Acquired Fund Net Assets

Class A	781,292	739,603	$5,959,088	$7,488,383
Class B	5,342	5,075	1,824,082	50,735
Class C	15,005	14,225	3,982,255	142,407

Total	801,639	758,903	$11,765,425	$7,681,525

	Net Assets After Reorganization	Net Asset Value of Surviving Fund

Class A	$13,447,471	$10.12
Class B	1,874,817	10.00
Class C	4,124,662	10.01

Total	$19,446,950

     The net unrealized appreciation of the Acquired Fund at the time of Reorganization was $544,213.

4. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS

     Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Funds, and receives from the Funds the following advisory fee rates based on an annual percentage of the average daily net assets of each Fund. The fees are accrued daily by the Funds:

		PF PIMCO
PF AIM Blue Chip	0.95%	Inflation Managed	0.60%

PF AIM		PF PIMCO
Aggressive Growth	1.00%	Managed Bond	0.60%

PF Goldman Sachs Short		PF Pacific Life
Duration Bond	0.60%	Money Market	See (1)

		PF Salomon Brothers
PF Janus Growth LT	0.75%	Large-Cap Value	0.85%

PF Lazard Mid-Cap Value	0.85%	PF Van Kampen Comstock	0.95%

PF Lazard		PF Van Kampen
International Value	0.85%	Real Estate	1.10%

PF MFS International		PF Van Kampen
Large-Cap	1.05%	Mid-Cap Growth	0.90%

(1)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% in excess of $500 million.

     Pacific Life receives no fees for the investment advisory services under the Investment Advisory Agreement with respect to the Portfolio Optimization Funds. The Portfolio Optimization Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

     Pursuant to Fund Management Agreements, the Funds and Pacific Life engage other fund managers under Pacific Life’s supervision for thirteen of the nineteen Funds. The following firms serve as sub-advisers for their respective Funds: A I M Capital Management, Inc., Goldman Sachs Asset Management, L.P., Janus Capital Management LLC, Lazard Asset Management LLC, MFS Investment Management, Pacific Investment Management Company LLC, Salomon Brothers Asset Management Inc, and Van Kampen. Pacific Life, as Investment Adviser to the Funds, pays the related management fees as compensation for advisory services provided to the Funds.

     Pursuant to an Administration and Shareholder Services Agreement (the “Agreement”), Pacific Life serves as Administrator (the “Administrator”) to the Funds. Under the Agreement, the Funds compensate the Administrator at an annual rate of 0.35% of average daily net assets for procuring or providing administrative, transfer agency, and shareholder services. In addition, the Funds compensate the Administrator for support services at cost for time spent by the legal, accounting, tax and compliance personnel for providing assistance, coordination and supervision to the Funds.

     Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Funds’ shares. Under the distribution and service (12b-1) plans, each Fund pays to the Distributor fees at annual rates expressed as a percentage of average daily net assets. Each Fund, except the Portfolio Optimization Funds, pays a distribution fee as compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Funds (0.25% for Class A shares and 0.75% for Class B and C shares). Additionally, each Fund pays a shareholder servicing fee as compensation in connection with services rendered to shareholders of the Funds and/or maintenance of shareholder accounts (0.25% for Class A, B, and C shares). For the Portfolio Optimization Funds, each class of shares invests in Class A shares of the Underlying Funds, which charge an annual distribution and shareholder servicing fee of 0.50% of average daily net assets without payment of a front-end sales charge. To avoid duplication of fees, the distribution and shareholder servicing fee for each class of the Portfolio Optimization Funds will be reduced by 0.50%. The Portfolio Optimization Funds’ Class A shares will not accrue a fee and Class B and Class C shares will accrue 0.50%. The fees are accrued daily.

     For the year ended March 31, 2005, the Distributor, acting as underwriter, received net commissions of $4,289,911 from the sale of Class A and Class C shares and received $196,336 in CDSC from redemptions of Class B and C shares.

F-5

PACIFIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. TRUSTEE DEFERRED COMPENSATION PLAN

     Each independent trustee is eligible to participate in the Funds’ Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Funds that are payable in accordance with the Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. A trustee who defers compensation has the option to select credit rate options that mirror the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of the trustee’s deferred compensation accounts will cause the expenses of each Fund to increase or decrease due to the market fluctuation. As of March 31, 2005, total deferred trustee compensation liability was $126,592.

6. TAX CHARACTER OF DISTRIBUTIONS

     The tax character of distributions paid during the year ended March 31, 2005, was as follows:

	Distributions Paid From

Funds	Ordinary Income	Long-Term Capital Gain	Total Distributions

PF Portfolio Optimization Model A	$169,592	$28,385	$197,977
PF Portfolio Optimization Model B	355,835	83,276	439,111
PF Portfolio Optimization Model C	719,658	207,119	926,777
PF Portfolio Optimization Model D	365,241	205,148	570,389
PF Portfolio Optimization Model E	34,000	101,473	135,473
PF AIM Aggressive Growth	—	281,613	281,613
PF Goldman Sachs Short
Duration Bond	273,607	—	273,607
PF Lazard International Value	78,010	458,738	536,748
PF MFS International Large-Cap	97,765	306,210	403,975
PF PIMCO Inflation Managed	1,638,499	14,147	1,652,646
PF PIMCO Managed Bond	1,233,639	375,257	1,608,896
PF Pacific Life Money Market	153,205	—	153,205
PF Salomon Brothers Large-Cap
Value	200,695	—	200,695
PF Van Kampen Comstock	75,553	—	75,553
PF Van Kampen Real Estate	22,685	—	22,685

The tax character of distributions paid during the year ended March 31, 2004 was as follows:

	Distributions Paid From

Funds	Ordinary Income	Long-Term Capital Gain	Total Distributions

PF Lazard International Value	$32,940	$—	$32,940
PF PIMCO Inflation Managed	528,324	6,235	534,559
PF PIMCO Managed Bond	745,177	—	745,177
PF Pacific Life Money Market	24,524	—	24,524
PF Salomon Brothers Large-Cap
Value	23,699	—	23,699

As of March 31, 2005 the components of distributable earnings on a tax basis were as follows:

Funds	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)

PF Portfolio Optimization
Model A	$—	$62,218	$15,653	$49,989
PF Portfolio Optimization
Model B	—	41,257	14,727	759,830
PF Portfolio Optimization
Model C	—	201,356	108,074	3,359,105
PF Portfolio Optimization
Model D	—	241,247	206,317	3,926,445
PF Portfolio Optimization
Model E	—	70,104	111,429	1,960,176
PF AIM Blue Chip	(1,451,357)	—	—	2,451,980
PF AIM Aggressive Growth	—	97,929	1,101,268	257,269
PF Goldman Sachs Short
Duration Bond	(123,510)	6,884	—	(311,654)
PF Janus Growth LT	(1,397,720)	—	—	2,608,230
PF Lazard Mid-Cap Value	—	131,874	—	(57,765)
PF Lazard International
Value	(58,295)	108,215	99,804	7,365,661
PF MFS International
Large-Cap	(1,099)	22,109	37,141	4,177,678
PF PIMCO Inflation Managed	—	105,495	14,981	79,220
PF PIMCO
Managed Bond	(587,091)	337,316	—	37,120
PF Pacific Life Money Market	—	19,311	—	—
PF Salomon Brothers Large-
Cap Value	(828,124)	37,030	—	3,831,957
PF Van Kampen Comstock	—	36,613	741,717	2,073,092
PF Van Kampen Real Estate	(1,702)	56,848	—	(345,392)
PF Van Kampen Mid-Cap
Growth	(3,004,858)	—	—	5,870,909

7. EXPENSE REDUCTIONS

     Pacific Life has contractually agreed to waive all or part of its investment advisory fees or administration fees, or otherwise reimburse each Fund, except the Portfolio Optimization Funds, for operating expenses (including organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; foreign taxes on dividends, interest or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate of 0.45% of a Fund’s average daily net assets for all Funds through December 31, 2005, except for the PF Pacific Life Money Market Fund. The expense cap for the PF Pacific Life Money Market Fund has been reduced to 0.05% for the period July 1, 2002 through June 30, 2005 an d will increase to 0.45% thereafter through December 31, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.45% expense cap in future years. Any amounts repaid to

F-6

PACIFIC FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

Pacific Life will have the effect of increasing such expenses of the Funds, but not above the 0.45% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2005.

     The cumulative reimbursement amounts as of March 31, 2005 that are subject to repayment for each Fund are as follows:

	Expiration

Funds	2006	2007	2008

PF Portfolio Optimization
Model A	$—	$36,837	$227,677
PF Portfolio Optimization
Model B	—	54,940	355,811
PF Portfolio Optimization
Model C	—	103,852	679,146
PF Portfolio Optimization
Model D	—	110,532	629,641
PF Portfolio Optimization
Model E	—	62,617	369,133
PF AIM Blue Chip	192,697	180,256	172,805
PF AIM Aggressive Growth	137,076	116,454	142,612
PF Goldman Sachs Short
Duration Bond	—	30,535	189,312
PF Janus Growth LT	181,111	148,424	136,338
PF Lazard Mid-Cap Value	—	—	58,835
PF Lazard International
Value	174,426	163,749	226,073
PF MFS International
Large-Cap	391,365	320,872	340,780
PF PIMCO Inflation Managed	35,513	164,752	150,852
PF PIMCO Managed Bond	360,805	306,150	229,552
PF Pacific Life Money
Market	291,629	271,427	213,591
PF Salomon Brothers
Large-Cap Value	187,014	192,635	189,257
PF Van Kampen Comstock	134,554	140,698	142,219
PF Van Kampen Real Estate	—	—	38,207
PF Van Kampen
Mid-Cap Growth	193,070	177,748	179,956

Total	$2,279,260	$2,582,478	$4,671,797

     Due to the current regulatory and/or accounting standards, all expense reimbursements made by the adviser for the period September 28, 2001 (the Funds’ commencement date of operations) to March 31, 2002 ($2,058,686) were expired for future recoupment as of March 31, 2005. Pacific Life’s expense reimbursement is presented in the accompanying Statements of Operations.

     Pacific Life has also contractually agreed to waive its administrative fee and charges for support services and otherwise reimburse each of the Portfolio Optimization Funds, for its operating expenses (including organizational expenses, but not including distribution and service (12b-1) fees; foreign taxes on dividends, interest or gains; interest; taxes; transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each of the Portfolio Optimization Fund’s business) through December 31, 2005. There is no guarantee that Pacific Life will continue to waive expenses after
December 31, 2005.

     The Distributor has also agreed to waive part of the 12b-1 fees for the PF Pacific Life Money Market Fund. The total amount waived by the Distributor for Class B and C was $922 and $1,882, respectively, for the year ended March 31, 2005.

8. TRANSACTIONS WITH AFFILIATES

     The Funds have incurred $2,598,548 of investment advisory fees, $1,893,068 of administration fees, and $333,911 of support services expenses payable to Pacific Life, for the year ended March 31, 2005. As of March 31, 2005, $314,639, $234,562, and $18,671 remained payable for investment advisory fees, administration fees, and support services expenses, respectively.

     For the year ended March 31, 2005, the Funds also incurred $2,384,305 of distribution expenses payable to the Distributor under the distribution and service (12b-1) plans. As of March 31, 2005, $285,432 remained payable.

9. FEDERAL INCOME TAX

     Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year ended March 31, 2005 to qualify as a regulated investment company and is not required to pay Federal income tax under Regulation M of the Internal Revenue Code (“the Code”). Each Fund intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

     Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2005, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and the post-October capital and foreign currency losses deferred as of March 31, 2005, are presented in the first table on the following page, and the aggregate cost of investments and the composition of unrealized appreciation and depreciation on investment securities for Federal income tax purposes as of March 31, 2005, are presented in the second table on the following page:

F-7

PACIFIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Funds	Net Capital Loss Carryover	Net Capital Loss Carryover Expiring in			Post- October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral

		2011	2012	2013

PF Portfolio Optimization Model A	$—	$—	$—	$—	$—	$—
PF Portfolio Optimization Model B	—	—	—	—	—	—
PF Portfolio Optimization Model C	—	—	—	—	—	—
PF Portfolio Optimization Model D	—	—	—	—	—	—
PF Portfolio Optimization Model E	—	—	—	—	—	—
PF AIM Blue Chip*	(1,285,487)	(739,723)	(390,913)	(154,851)	(165,870)	—
PF AIM Aggressive Growth	—	—	—	—	—	—
PF Goldman Sachs Short Duration Bond	(87,029)	—	—	(87,029)	(36,481)	—
PF Janus Growth LT	(1,394,151)	(1,394,151)	—	—	—	(3,569)
PFLazard Mid-Cap Value	—	—	—	—	—	—
PF Lazard International Value	—	—	—	—	—	(58,295)
PF MFS International Large-Cap	—	—	—	—	—	(1,099)
PF PIMCO Inflation Managed	—	—	—	—	—	—
PF PIMCO Managed Bond	—	—	—	—	(587,091)	—
PF Pacific Life Money Market	—	—	—	—	—	—
PF Salomon Brothers Large-Cap Value	(828,124)	—	(828,124)	—	—	—
PF Van Kampen Comstock	—	—	—	—	—	—
PF Van Real Estate	—	—	—	—	(1,702)	—
PF Van Kampen Mid-Cap Growth	(3,004,858)	(3,004,858)	—	—	—	—

Funds	Total Cost on Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

PF Portfolio Optimization Model A	$18,292,008	$162,685	($112,696)	$49,989
PF Portfolio Optimization Model B	40,672,265	934,854	(175,024)	759,830
PF Portfolio Optimization Model C	121,544,407	3,785,015	(425,910)	3,359,105
PF Portfolio Optimization Model D	106,701,631	4,165,233	(238,788)	3,926,445
PF Portfolio Optimization Model E	39,774,046	1,988,431	(28,255)	1,960,176
PF AIM Blue Chip*	44,698,190	3,452,110	(1,000,130)	2,451,980
PF AIM Aggressive Growth	7,852,491	503,112	(245,843)	257,269
PF Goldman Sachs Short Duration Bond	36,923,035	3,250	(314,904)	(311,654)
PF Janus Growth LT	17,837,341	2,912,870	(304,640)	2,608,230
PFLazard Mid-Cap Value	26,264,160	711,111	(768,876)	(57,765)
PF Lazard International Value	39,758,916	7,460,600	(94,939)	7,365,661
PF MFS International Large-Cap	32,273,006	4,440,631	(262,953)	4,177,678
PF PIMCO Inflation Managed	49,240,583	446,099	(366,879)	79,220
PF PIMCO Managed Bond	51,542,312	545,526	(508,406)	37,120
PF Pacific Life Money Market	26,303,696	—	—	—
PF Salomon Brothers Large-Cap Value	46,345,428	4,996,506	(1,164,549)	3,831,957
PF Van Kampen Comstock	22,225,627	2,369,481	(296,389)	2,073,092
PF Van Real Estate	14,267,235	103,123	(448,515)	(345,392)
PF Van Kampen Mid-Cap Growth	33,254,714	6,534,782	(663,873)	5,870,909

*	The availability of a certain amount of this capital loss carryforward, which was acquired on December 31, 2003 in the merger with the PF Putnam Research Fund, may be limited in a given year.

10. RECLASSIFICATION OF ACCOUNTS

     During the year ended March 31, 2005 reclassifications, as shown in the following table, have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2005. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to the reclassification of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

F-8

PACIFIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Funds	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)

PF Portfolio Optimization Model A	$—	$71,167	($71,167)
PF Portfolio Optimization Model B	—	161,095	(161,095)
PF Portfolio Optimization Model C	—	347,780	(347,780)
PF Portfolio Optimization Model D	—	203,543	(203,543)
PF Portfolio Optimization Model E	—	47,092	(47,092)
PF AIM Blue Chip	(34,301)	34,314	(13)
PF AIM Aggressive Growth	—	137,832	(137,832)
PF Goldman Sachs Short Duration Bond	(3,686)	4,243	(557)
PF Janus Growth LT	(111,181)	105,248	5,933
PF Lazard Mid-Cap Value	(37,404)	37,404	—
PF Lazard International Value	—	(124,313)	124,313
PF MFS International Large-Cap	—	(6,392)	6,392
PF PIMCO Inflation Managed	—	229,055	(229,055)
PF PIMCO Managed Bond	—	356,646	(356,646)
PF Pacific Life Money Market	(640)	567	73
PF Salomon Brothers Large-Cap Value	—	(7,559)	7,559
PF Van Kampen Comstock	—	—	—
PF Van Kampen Real Estate	(29,030)	29,030	—
PF Van Kampen Mid-Cap Growth	(435,178)	430,864	4,314

11. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities (excluding short-term investments and the PF Pacific Life Money Market Fund since it trades exclusively in short-term debt securities) for the year ended March 31, 2005, are summarized in the following tables:

	U.S. Government Securities		Other Securities
Funds	Purchases	Sales	Purchases	Sales

PF Portfolio Optimization Model A	$—	$—	$14,718,433	$2,463,119
PF Portfolio Optimization Model B	—	—	29,802,638	2,221,460
PF Portfolio Optimization Model C	—	—	87,444,424	4,322,456
PF Portfolio Optimization Model D	—	—	81,188,982	6,877,908
PF Portfolio Optimization Model E	—	—	27,973,384	6,589,749
PF AIM Blue Chip	—	—	35,719,781	13,547,782
PF AIM Aggressive Growth	—	—	18,918,876	20,604,036
PF Goldman Sachs Short Duration Bond	67,132,267	43,508,776	—	—
PF Janus Growth LT	—	—	12,852,791	6,474,804
PF Lazard Mid-Cap Value	—	—	26,938,603	2,372,769
PF Lazard International Value	—	—	26,028,249	6,815,058
PF MFS International Large-Cap	—	—	29,076,698	13,407,103
PF PIMCO Inflation Managed	122,212,027	101,924,720	1,359,968	100,000
PF PIMCO Managed Bond	70,025,679	63,648,457	5,416,239	2,456,619
PF Salomon Brothers Large-Cap Value	—	—	36,887,388	16,215,543
PF Van Kampen Comstock	—	—	14,141,085	5,676,196
PF Van Kampen Real Estate	—	—	13,999,232	65,363
PF Van Kampen Mid-Cap Growth	—	—	39,706,481	24,817,794

F-9

PACIFIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) 12. SHARES OF BENEFICIAL INTEREST Transactions in shares of each Fund for the years or periods ended March 31, 2005 and 2004, were as follows:

	PF Portfolio Optimization Model A (1)		PF Portfolio Optimization Model B (1)		PF Portfolio Optimization Model C (1)		PF Portfolio Optimization Model D (1)
	Year ended 3/31/2005	Period ended 3/31/2004	Year ended 3/31/2005	Period ended 3/31/2004	Year ended 3/31/2005	Period ended 3/31/2004	Year ended 3/31/2005	Period ended 3/31/2004

Class A
Beginning share balances	192,835	—	512,407	—	1,256,147	—	1,321,143	—
Shares sold	760,748	221,772	1,606,919	562,071	4,288,080	1,299,854	3,172,899	1,335,442
Distributions reinvested	8,657	—	20,905	—	38,391	—	23,038	—
Shares redeemed	(150,358)	(28,937)	(236,121)	(49,664)	(478,716)	(43,707)	(390,694)	(14,299)

Ending share balances	811,882	192,835	1,904,110	512,407	5,103,902	1,256,147	4,126,386	1,321,143

Class B
Beginning share balances	44,261	—	297,569	—	552,018	—	689,014	—
Shares sold	122,633	46,564	435,338	315,298	1,347,064	553,922	1,208,600	718,780
Distributions reinvested	1,017	—	5,591	—	12,538	—	7,537	—
Shares redeemed	(24,985)	(2,303)	(87,513)	(17,729)	(62,962)	(1,904)	(122,054)	(29,766)

Ending share balances	142,926	44,261	650,985	297,569	1,848,658	552,018	1,783,097	689,014

Class C
Beginning share balances	369,190	—	528,693	—	1,666,836	—	1,260,451	—
Shares sold	739,419	391,451	1,282,504	555,885	3,846,241	1,707,775	3,542,271	1,315,112
Distributions reinvested	8,956	—	13,189	—	32,158	—	19,330	—
Shares redeemed	(238,503)	(22,261)	(330,590)	(27,192)	(539,974)	(40,939)	(283,050)	(54,661)

Ending share balances	879,062	369,190	1,493,796	528,693	5,005,261	1,666,836	4,539,002	1,260,451

	PF Portfolio Optimization Model E (1)		PF AIM Blue Chip Fund		PF AIM Aggressive Growth Fund		PF Goldman Sachs Short Duration Bond Fund (1)
	Year ended 3/31/2005	Period ended 3/31/2004	Year ended 3/31/2005	Year ended 3/31/2004	Year ended 3/31/2005	Year ended 3/31/2004	Year ended 3/31/2005	Period ended 3/31/2004

Class A
Beginning share balances	812,288	—	2,296,536	983,915	734,471	585,399	1,349,577	—
Shares sold	1,147,473	824,754	2,383,955	1,591,780	603,513	290,771	2,350,005	1,363,837
Shares issued in connection with acquisition (2)	—	—	—	739,603	—	—	—	—
Distributions reinvested	6,900	—	—	—	21,390	—	27,316	—
Shares redeemed	(270,204)	(12,466)	(229,830)	(1,018,762)	(755,128)	(141,699)	(139,817)	(14,260)

Ending share balances	1,696,457	812,288	4,450,661	2,296,536	604,246	734,471	3,587,081	1,349,577

Class B
Beginning share balances	239,262	—	49,303	94,800	23,422	7,353	1,001	—
Shares sold	377,653	241,042	10,794	124,313	6,032	34,140	1,310	1,001
Shares issued in connection with acquisition (2)	—	—	—	5,075	—	—	—	—
Distributions reinvested	1,320	—	—	—	593	—	7	—
Shares redeemed	(48,504)	(1,780)	(7,398)	(174,885)	(5,616)	(18,071)	(1,006)	—

Ending share balances	569,731	239,262	52,699	49,303	24,431	23,422	1,312	1,001

Class C
Beginning share balances	781,574	—	108,321	183,681	31,538	13,495	6,184	—
Shares sold	1,415,830	789,592	70,457	304,661	27,832	58,980	69,913	6,221
Shares issued in connection with acquisition (2)	—	—	—	14,225	—	—	—	—
Distributions reinvested	3,915	—	—	—	1,156	—	243	—
Shares redeemed	(567,283)	(8,018)	(41,601)	(394,246)	(10,169)	(40,937)	(17,475)	(37)

Ending share balances	1,634,036	781,574	137,177	108,321	50,357	31,538	58,865	6,184

——————————
(1) Operations commenced on December 31, 2003.

(2) See Note 3 to Financial Statements regarding shares issued in connection with acquisition.
F-10

PACIFIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	PF Janus Growth LT Fund		PF Lazard Mid-Cap Value Fund (1)	PF Lazard International Value Fund		PF MFS International Large-Cap Fund (2)
	Year ended 3/31/2005	Year ended 3/31/2004	Period ended 3/31/2005	Year ended 3/31/2005	Year ended 3/31/2004	Year ended 3/31/2005	Year ended 3/31/2004

Class A
Beginning share balances	1,160,421	896,084	—	1,682,429	826,623	1,323,185	549,549
Shares sold	816,345	531,498	3,399,452	2,240,190	3,639,264	1,735,922	1,514,376
Distributions reinvested	—	—	—	42,278	2,291	34,206	—
Shares redeemed	(136,216)	(267,161)	(828,702)	(121,364)	(2,785,749)	(116,254)	(740,740)

Ending share balances	1,840,550	1,160,421	2,570,750	3,843,533	1,682,429	2,977,059	1,323,185

Class B
Beginning share balances	28,582	39,741	—	27,595	89,093	23,083	7,073
Shares sold	10,346	40,974	3,348	11,788	147,003	10,843	39,081
Distributions reinvested	—	—	—	392	294	354	—
Shares redeemed	(3,412)	(52,133)	—	(5,235)	(208,795)	(3,289)	(23,071)

Ending share balances	35,516	28,582	3,348	34,540	27,595	30,991	23,083

Class C
Beginning share balances	39,194	82,377	—	66,585	191,224	19,368	9,692
Shares sold	32,637	99,341	7,430	47,663	334,829	34,757	61,657
Distributions reinvested	—	—	—	1,224	682	446	—
Shares redeemed	(26,691)	(142,524)	—	(22,240)	(460,150)	(7,565)	(51,981)

Ending share balances	45,140	39,194	7,430	93,232	66,585	47,006	19,368

	PF PIMCO Inflation Managed Fund		PF PIMCO Managed Bond Fund		PF Pacific Life Money Market Fund		PF Salomon Brothers Large-Cap Value Fund
	Year ended 3/31/2005	Year ended 3/31/2004	Year ended 3/31/2005	Year ended 3/31/2004	Year ended 3/31/2005	Year ended 3/31/2004	Year ended 3/31/2005	Year ended 3/31/2004

Class A
Beginning share balances	1,487,762	611,735	1,894,467	1,795,231	14,628,191	13,089,685	2,314,111	1,499,384
Shares sold	2,153,906	1,116,158	2,494,435	3,557,254	16,732,058	38,550,926	2,382,828	1,580,175
Distributions reinvested	125,607	34,051	139,591	42,878	142,409	21,253	17,416	1,990
Shares redeemed	(298,021)	(274,182)	(286,308)	(3,500,896)	(9,160,559)	(37,033,673)	(253,331)	(767,438)

Ending share balances	3,469,254	1,487,762	4,242,185	1,894,467	22,342,099	14,628,191	4,461,024	2,314,111

Class B
Beginning share balances	64,022	15,668	93,157	195,812	744,107	781,809	51,317	122,759
Shares sold	56,939	238,284	41,984	186,217	881,811	1,522,624	13,679	142,984
Distributions reinvested	4,378	4,095	4,101	6,340	1,999	662	—	154
Shares redeemed	(10,605)	(194,025)	(25,835)	(295,212)	(955,312)	(1,560,988)	(19,950)	(214,580)

Ending share balances	114,734	64,022	113,407	93,157	672,605	744,107	45,046	51,317

Class C
Beginning share balances	373,276	46,773	221,685	450,834	956,361	1,073,151	118,129	259,334
Shares sold	388,901	713,335	110,257	549,872	8,159,389	3,533,422	61,355	365,282
Distributions reinvested	26,465	11,804	9,351	12,908	6,780	1,045	—	336
Shares redeemed	(245,048)	(398,636)	(106,513)	(791,929)	(5,864,157)	(3,651,257)	(41,717)	(506,823)

Ending share balances	543,594	373,276	234,780	221,685	3,258,373	956,361	137,767	118,129

——————————
(1)	Operations commenced on December 31, 2004.

(2)	On December 31, 2003, the PF MFS Global Growth Fund changed its name to PF MFS International Large-Cap Fund.
F-11

PACIFIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	PF Van Kampen Comstock Fund (1)		PF Van Kampen Real Estate Fund (2)	PF Van Kampen Mid-Cap Growth Fund (1)
	Year ended 3/31/2005	Year ended 3/31/2004	Period ended 3/31/2005	Year ended 3/31/2005	Year ended 3/31/2004

Class A
Beginning share balances	1,050,285	652,997	—	2,295,133	1,046,112
Shares sold	844,873	521,760	1,983,219	2,086,147	1,836,920
Distributions reinvested	5,994	—	2,410	—	—
Shares redeemed	(71,349)	(124,472)	(510,258)	(252,296)	(587,899)

Ending share balances	1,829,803	1,050,285	1,475,371	4,128,984	2,295,133

Class B
Beginning share balances	40,335	24,782	—	63,585	99,558
Shares sold	11,674	41,480	1,853	20,939	148,639
Distributions reinvested	—	—	1	—	—
Shares redeemed	(20,773)	(25,927)	—	(8,764)	(184,612)

Ending share balances	31,236	40,335	1,854	75,760	63,585

Class C
Beginning share balances	20,136	9,186	—	120,845	194,145
Shares sold	58,452	67,612	3,413	62,090	357,590
Distributions reinvested	37	—	4	—	—
Shares redeemed	(8,361)	(56,662)	—	(19,502)	(430,890)

Ending share balances	70,264	20,136	3,417	163,433	120,845

——————————
(1)	On May 1, 2003, the PF Janus Strategic Value Fund and the PF MFS Mid-Cap Growth Fund changed their names to PF Van Kampen Comstock Fund and PF Van Kampen Mid-Cap Growth Fund, respectively.

(2)	Operations commenced on December 31, 2004.

As of March 31, 2005, Pacific Life owned the following percentages of the total (aggregate of Classes A, B, and C) shares outstanding of each of the Funds:

PF AIM Blue Chip	15.0%	PF MFS International Large-Cap	17.1%

PF AIM Aggressive Growth	75.9%	PF PIMCO Inflation Managed	13.4%

PF Goldman Sachs Short Duration Bond	12.5%	PF Pacific Life Money Market	19.4%

PF Janus Growth LT	26.1%	PF Salomon Brothers Large-Cap Value	10.9%

PF Lazard Mid-Cap Value	15.5%	PF Van Kampen Comstock	26.3%

PF Lazard International Value	13.0%	PF Van Kampen Real Estate	27.1%

As of March 31, 2005, each of the Portfolio Optimization Funds owned the following percentages of the total (aggregate of Classes A, B, and C) shares outstanding of each of the following Underlying Funds, as applicable:

	Portfolio Optimization Funds

Underlying Fund	Portfolio Optimization Model A	Portfolio Optimization Model B	Portfolio Optimization Model C	Portfolio Optimization Model D	Portfolio Optimization Model E

PF AIM Blue Chip	1.53%	7.80%	25.43%	28.56%	12.89%
PF Goldman Sachs Short Duration Bond	14.33%	18.81%	37.77%	14.95%	N/A
PF Janus Growth LT	N/A	N/A	17.96%	26.11%	15.04%
PF Lazard Mid-Cap Value	1.44%	4.75%	25.16%	33.58%	19.09%
PF Lazard International Value	1.40%	6.77%	28.07%	32.46%	11.94%
PF MFS International Large-Cap	0.92%	4.85%	24.83%	32.21%	14.33%
PF PIMCO Inflation Managed	4.67%	10.30%	28.45%	12.40%	N/A
PF PIMCO Managed Bond	8.35%	14.91%	31.74%	18.60%	2.51%
PF Pacific Life Money Market	13.33%	17.49%	14.10%	N/A	N/A
PF Salomon Brothers Large-Cap Value	2.08%	9.40%	27.52%	26.22%	9.57%
PF Van Kampen Comstock	2.26%	6.69%	20.14%	21.98%	8.01%
PF Van Kampen Real Estate	N/A	N/A	27.82%	30.79%	13.79%
PF Van Kampen Mid-Cap Growth	N/A	4.74%	28.03%	27.96%	14.83%
F-12

PACIFIC FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

13. INDEMNIFICATIONS

     Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers and others that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

14. TAX INFORMATION (Unaudited)

    For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions is as follows:

Funds	Percentage

PF Portfolio Optimization Model A	3.07%
PF Portfolio Optimization Model B	6.68%
PF Portfolio Optimization Model C	10.79%
PF Portfolio Optimization Model D	21.36%
PF Portfolio Optimization Model E	100.00%
PF Salomon Brothers Large-Cap Value	100.00%
PF Van Kampen Comstock	78.06%

     The following Funds designated the listed amounts as long-term capital gain dividend during the year ended March 31, 2005. Required distributions are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Funds	Amount

PF Portfolio Optimization Model A	$44,038
PF Portfolio Optimization Model B	98,003
PF Portfolio Optimization Model C	315,193
PF Portfolio Optimization Model D	411,464
PF Portfolio Optimization Model E	212,902
PF AIM Aggressive Growth	1,382,881
PF Lazard International Value	458,738
PF MFS International Large-Cap	306,210
PF PIMCO Inflation Managed	29,128
PF PIMCO Managed Bond	375,257
PF Putnam Equity Income	2,525,000
PF Van Kampen Comstock	741,717
F-13

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F-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of
Pacific Funds:

         We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Funds comprised of the Portfolio Optimization Funds (PF Optimization Model A, PF Optimization Model B, PF Optimization Model C, PF Optimization Model D, and PF Optimization Model E) (collectively the “Portfolio Optimization Funds”), and the PF AIM Blue Chip Fund, PF AIM Aggressive Growth Fund, PF Goldman Sachs Short Duration Bond Fund, PF Janus Growth LT Fund, PF Lazard Mid-Cap Value Fund, PF Lazard International Value Fund, PF MFS International Large-Cap Fund, PF PIMCO Inflation Managed Fund, PF PIMCO Managed Bond Fund, PF Pacific Life Money Market Fund, PF Salomon Brothers Large-Cap Value Fund, PF Van Kampen Comstock Fund (formerly named PF Janus Strategic Value Fund), PF Van Kampen Real Estate Fund, and PF Van Kampen Mid-Cap Growth Fund (formerly named PF MFS Mid-Cap Growth Fund) (collectively the “Funds”) as of March 31, 2005, the related statements of operations for the year then ended (as to the PF Lazard Mid-Cap Value Fund and the PF Van Kampen Real Estate Fund, for the period from commencement of operations through March 31, 2005), the statements of changes in net assets for each of the two years in the period then ended (as to the Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund, for the year ended March 31, 2005, and for the period from commencement of operations through March 31, 2004, and as to the PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund, for the period from commencement of operations through March 31, 2005), and the financial highlights for each of the periods from commencement of operations through March 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio Optimization Funds’ and the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the years or periods ended March 31, 2002 and 2003 were audited by other auditors with reports dated May 16, 2002 and May 2, 2003, respectively, expresses an unqualified opinion on those financial highlights.

         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Optimization Funds and Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Optimization Funds’ and Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide as reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Optimization Funds and Funds as of March 31, 2005, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

       Philadelphia, PA
       May 17, 2005

G-1

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PACIFIC FUNDS
 TRUSTEES AND OFFICERS INFORMATION
(Unaudited)

     The business and affairs of the Funds are managed under the direction of the Board of Trustees under the Pacific Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Funds is set forth below. Trustees who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Funds and thus are referred to as “Interested Persons”, because of their positions with Pacific Life. The Funds’ Statement of Additional Information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-722-2333.

The address of each trustee and officer, is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served *	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios/Funds in Fund Complex Overseen **

INDEPENDENT TRUSTEES

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee of Pacific Select Fund; Chairman of the Development Committee of the Board of Trustees, the Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; Former partner (1994) with Gibson, Dunn & Crutcher (Law).	50

Richard L. Nelson Year of birth 1930	Trustee since 6/13/01	Trustee of Pacific Select Fund; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting and Auditing).	50

Lyman W. Porter Year of birth 1930	Trustee since 6/13/01	Trustee of Pacific Select Fund; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	50

Alan Richards Year of birth 1930	Trustee since 6/13/01	Trustee of Pacific Select Fund; Chairman of the Board and Director, NETirement.com, Inc.(Retirement Planning Software); Chairman of IBIS Capital, LLC (Financial); Co-owner and member of the Advisory Board of Lease & Financial International Inc. (Insurance); Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	50

G. Thomas Willis Year of birth 1942	Trustee since 3/18/04	Trustee of Pacific Select Fund; Certified Public Accountant; Retired Partner (2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing).	50
H-1

PACIFIC FUNDS TRUSTEES AND OFFICERS INFORMATION (Continued) (Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served *	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios/Funds in Fund Complex Overseen **

INTERESTED PERSONS

Thomas C. Sutton Year of birth 1942	Chairman of the Board and Trustee since 6/13/01	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Select Fund; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004); Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	50

Glenn S. Schafer Year of birth 1949	President and Trustee since 6/13/01	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President (2/99 to present) and Trustee (1/05 to present) of Pacific Select Fund; Director of Beckman Coulter, Inc. (manufacturer of Bio-Medical diagnostic systems); Director of Asset Management Finance Corp.; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	50

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Treasurer (12/98 to present) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Vice President and Treasurer of Pacific Select Fund.	50

Diane N. Ledger Year of birth 1939	Vice President and Assistant Secretary since 6/13/01	Vice President, Variable Regulatory Compliance, Pacific Life and Pacific Life & Annuity Company; and Vice President and Assistant Secretary of Pacific Select Fund.	50

Audrey L. Milfs Year of birth 1945	Secretary since 6/13/01	Vice President, Director and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life; Secretary of Pacific Select Fund.	50

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President and Investment Counsel of Pacific Life and Pacific Life & Annuity Company; and Assistant Secretary of Pacific Mutual Holding Company and Pacific LifeCorp.	19

Sharon Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President (2/00 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Chief Compliance Officer (1/03 to present) of Pacific Life and Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company, Pacific LifeCorp., and (6/04 to present) Pacific Select Fund.	50

*	Each trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. It is anticipated that three of the Independent Trustees Messrs. Nelson, Porter, and Richards, will resign on or before December 31, 2005 pursuant to the Funds’ retirement policy.

**	As of March 31, 2005, the “Fund Complex” consisted of Pacific Select Fund (31 portfolios) and Pacific Funds (19 funds).
H-2

PACIFIC FUNDS APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENTS (Unaudited)

         The Investment Advisory Agreement (“Advisory Contract”) with Pacific Life and the Management Agreements (the “Agreements”) with each of the sub-advisers (“Managers”) that manage various of the individual portfolios (“Funds”) that comprise the Pacific Funds were approved or renewed for Pacific Funds by Pacific Funds’ Board of Trustees (the “Board”), including the independent trustees, at an in-person meeting of the trustees held on December 10, 2004. Prior to December 10, the independent trustees held a separate meeting at which they considered the sufficiency of the information provided to assist them in their review of the Agreements and made preliminary assessments with respect to each Agreement. Pacific Life and the Managers provided materials to the Board for its evaluation, and the independent trustees were advised by independent legal counsel with respect to these and other relevant matters. Discussed below are the factors considered by the Board in approving the Advisory Contract and each Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information taken as a whole. Individual trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Approval of Investment Advisory Agreement

         Pacific Life supervises the management of Pacific Funds pursuant to the Advisory Contract. Pacific Life manages six funds directly: the five Portfolio Optimization Funds and the PF Pacific Life Money Market Fund. For the other Funds, Pacific Life has retained Managers.

        In evaluating the Advisory Contract, the Board, including the independent trustees, considered the following factors, among others:

•	The Board considered the benefits to shareholders of continuing to retain Pacific Life as the adviser to Pacific Funds, particularly in light of the nature, extent, and quality of services provided by Pacific Life. The Board considered the ability of Pacific Life to provide an appropriate level of support and resources to the Funds and whether Pacific Life has sufficiently qualified personnel. The Board noted the background and experience of Pacific Life’s senior management, and that the expertise of and amount of attention expected to be given to Pacific Funds by Pacific Life’s management team are substantial. The Board considered Pacific Life’s ability to attract and retain qualified business professionals. The Board noted Pacific Life’s significant investment in technology systems. The Board also considered Pacific Life’s compliance operations with respect to Pacific Funds, including the measures recently taken by Pacific Life to assist the Pacific Funds in complying with Rule 38a-1 under the Investment Company Act of 1940. The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to Pacific Funds by Pacific Life under the Advisory Contract. The trustees also considered the services provided by Pacific Life as a “manager of managers” pursuant to an SEC exemptive order which permits Pacific Funds to retain new Managers without obtaining shareholder approval. In this connection, the Board noted that Pacific Life has been active in monitoring the performance of the Managers and, where it deems appropriate, recommending that Managers be replaced and further recommending replacement candidates for the Board’s approval.

•	The Board considered information about each Fund’s historical performance. The Board was provided with a comparative analysis of the performance of each Fund to similar funds and relevant market indices, including the recent, medium, and long-term performance of each Fund and, for new Funds, a comparative analysis of accounts with substantially similar investment strategies. In addition, the Board reviewed information regarding the performance and expense levels of the Funds as compared to other funds in each Fund’s relevant peer group. The Board considered the performance of the Portfolio Optimization Funds and the PF Pacific Life Money Market Fund as well as the average and median performance of their peer funds and their respective benchmarks.

•	The Board considered a report regarding the advisory fees charged under other investment advisory contracts with other investment advisers for other registered investment companies or other types of clients. Based on their evaluation of this information, the Board concluded that when compared with the management fees and total expenses charged by funds in their peer groups, the contractual management fees and expenses of each of the Funds are reasonable.

•	The Board considered the cost of services to be provided and profits to be realized by Pacific Life and its affiliates from the relationship with Pacific Funds, including the overall financial soundness of Pacific Life. The Board reviewed profitability information provided by Pacific Life with respect to the profit or loss to Pacific Life from the Advisory Contract, the Administration and Shareholder Services Agreement between Pacific Life and Pacific Funds, and Pacific Life’s entire line of business. The Board noted that Pacific Life operates many of the Funds at a net loss, due in part to the fact that Pacific Funds were only recently launched in 2001 and due to the asset levels of the Funds during the period under review. The Board noted that Pacific Life does not charge an advisory fee to the Portfolio Optimization Funds and subsidizes all the expenses of these Funds. The Board noted that the Funds in which the Portfolio Optimization Funds invest benefit from the assets contributed from the Portfolio Optimization Funds. The Board also considered that Pacific Life waives fees or reimburses each of the Funds for certain operating expenses that exceed stated expense caps. The Board concluded that in light of the modest profit or lack of profit realized by Pacific Life from its relationship with the Funds, profitability would not be weighed heavily as a factor in their analysis. The Board also concluded that the compensation payable under the Advisory Contract is fair and bears a reasonable relationship to the services rendered.
H-3

PACIFIC FUNDS APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENTS (Continued) (Unaudited)

•	The Board considered the potential of Pacific Life to experience economies of scale as the Funds grow in size. The Board noted that, as administrator to Pacific Funds, Pacific Life procures at its own expense certain administrative and shareholder services for the Funds. The Board considered that Pacific Life is compensated at cost, rather than charging a flat or asset-based rate, for the time its legal, accounting, and compliance personnel spend providing assistance, coordination, and supervision in connection with the services provided by Pacific Life. The Board also noted that as Pacific Funds’ assets grow, the cost of such services to the Funds diminishes on a percentage basis. The Board concluded that because Pacific Life realized only modest profits or no profits from its relationship with the Funds, the sharing of economies of scale would not be weighed heavily as a factor in their analysis.

•	The Board considered ancillary benefits to be received by Pacific Life and its affiliates as a result Pacific Life’s relationship with Pacific Funds, including soft dollar arrangements. The Board noted that because the Portfolio Optimization Funds invest primarily in shares of other Pacific Funds, they do not incur commissions or sales charges in connection with investments in the underlying Funds. Additionally, PF Pacific Life Money Market Fund executes principal transactions, and as a result it cannot generate and does not seek any soft-dollar or distribution benefits. The Board concluded that any potential benefits to be derived by Pacific Life from its relationship with Pacific Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds.

         After consideration of these factors, the Board found that: (i) the compensation payable under the Advisory Contract bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the Advisory Contract is in the best interests of Pacific Funds and its shareholders.

Approval of Management Agreements

         For each Fund for which Pacific Life utilizes a Manager pursuant to a Management Agreement, the Board evaluated the applicable Agreement principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by the Manager; (ii) the investment performance of the Fund and the Manager; (iii) the reasonableness of compensation paid under the Agreement and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar peer funds and other funds or accounts managed by the Manager; (iv) the cost of services provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund; (v) the extent to which the fees to be paid to the Manager reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by the Manager from a relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of each Manager to provide an appropriate level of support and resources to the Fund(s) sub-advised by that Manager and whether the Manager has sufficiently qualified personnel. The Board also considered the overall financial soundness of each Manager as it relates to the ability of the Manager to provide services to the Fund(s) it sub-advises.

         The Board also noted that the fees payable under each Agreement are paid by Pacific Life and negotiated by Pacific Life, and therefore are the result of arms’ length negotiations.

         Among the factors the Board considered in approving the Management Agreements are the following.

•	The Board considered the benefits to shareholders of continuing to retain each Manager, particularly in light of the nature, extent, and quality of services provided by the Manager. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of the firm, including the background and experience of each Manager’s senior management and the expertise of and amount of attention expected to be given to the Funds by each Manager’s respective portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also considered each Manager’s compliance operations with respect to the Funds, including the assessment of each Manager’s compliance program by the Pacific Funds’ Chief Compliance Officer as required under Rule 38a-1 of the Investment Company Act of 1940. If applicable, the Board also considered recent regulatory issues that had arisen with respect to certain Managers in connection with their management of their proprietary families of mutual funds (which had no impact on the Funds), and the Manager’s response to this matter. The Board concluded it was satisfied with the nature, extent and quality of the management services provided by the Managers and that appropriate replacements of Managers that the Board had determined were not performing satisfactorily had been made over the course of the year. In making these assessments the Board was aided by the assessments of Pacific Life and the various presentation materials (including frequent in-person presentations made by representatives of the Managers to the Board) during the course of the year.

•	The Board considered information about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer funds as well as its respective benchmark or benchmarks over time. The Board concluded that the Managers, individually and as a group, had the ability to provide high quality investment management services to the Funds over the long-term, subject to ongoing review of performance by Pacific Life. In assessing performance, the Board also considered the length of time the Manager had sub-advised the Fund. The Board also noted that each
H-4

PACIFIC FUNDS
 APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

         Manager had been retained by Pacific Life with a view to the use of the Fund sub-advised by that Manager in the Portfolio Optimization Funds, and the need for the Manager to adhere to its investment mandates, which could at times have an impact on the Fund’s performance. In assessing performance, the Board compared each sub-advised Fund’s performance against the following benchmarks:

Fund	Benchmark	Sub-Adviser

PF AIM Blue Chip Fund	S&P 500 Index	A I M Capital Management, Inc.
PF AIM Aggressive Growth Fund	Russell Midcap Growth Index	A I M Capital Management, Inc.
PF Goldman Sachs Short Duration Bond Fund	Merrill Lynch 1-3 Year Treasury Index	Goldman Sachs Asset Management, L.P.
PF Janus Growth LT Fund	S&P 500 Index	Janus Capital Management LLC
PF Lazard Mid-Cap Value Fund*	Russell Midcap Index	Lazard Asset Management LLC
PF Lazard International Value Fund	MSCI EAFE Index	Lazard Asset Management LLC
PF MFS International Large-Cap Fund	MSCI EAFE Index	MFS Investment Management
PF PIMCO Inflation Managed Fund	Lehman Brothers Global Real: U.S. TIPS Index	Pacific Investment Management Company LLC
PF PIMCO Managed Bond Fund	Lehman Brothers Government/Credit Index	Pacific Investment Management Company LLC
PF Salomon Brothers Large-Cap Value Fund	S&P 500 Index	Salomon Brothers Asset Management Inc
PF Van Kampen Comstock Fund	S&P 500 Index	Van Kampen
PF Van Kampen Real Estate Fund*	NAREIT Equity Index	Van Kampen
PF Van Kampen Mid-Cap Growth Fund	Russell Midcap Growth Index	Van Kampen

*	The PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund commenced operations on December 31, 2004, and as a result, the Board reviewed the performance of accounts with substantially similar investment strategies.

•	The Board considered information regarding the advisory fees charged under other investment advisory contracts, such as contracts of the Managers or other investment advisers with other registered investment companies or other types of clients. Based on their evaluation of this information, and the arm’s length nature of the fee negotiation between Pacific Life and each Manager with respect to these fees, the Board concluded that the fees payable under the Management Agreements were reasonable when compared to investment management fees paid by comparable funds and paid by other investment accounts managed by the Managers.

•	The Board considered the profitability of each Agreement to each Manager to the extent practicable based on the financial information provided by each Manager, noting that in many cases it was difficult to accurately determine or evaluate such profitability because Managers managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding the individual Manager’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the information provided and the arm’s-length nature of the negotiation underlying the Agreements, the Board concluded that it was reasonable to infer that each Manager’s profitability with respect to its sub-advised Fund(s) was not excessive.

•	The Board considered the extent to which economies of scale would be realized as assets of the Funds grew. The Board concluded that at the current time, given the recent organization of Pacific Funds and the Funds’ asset levels, the current fee structures reflected in each Agreement were appropriate.

•	The Board considered any benefits to be derived by the Managers from their relationships with the Funds, such as soft dollar arrangements. The Board noted that certain Managers represented in the materials presented to the Board that in addition to the fees they receive under the Agreement, they expect to receive additional benefits from the Funds in the form of research, information and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. Certain Managers further represented that they may effect transactions with broker-dealers that furnish statistical, research or other information or services which the respective Manager believes will be beneficial to the respective Fund. The Board concluded that any potential benefits to be derived by the Managers from their relationships with the Funds included benefits which were consistent with those generally derived by sub-advisers to mutual funds.

         After consideration of these factors, the Board found that: (i) the compensation payable under each of the Management Agreements bears a reasonable relationship to the services to be rendered and are fair and reasonable; and (ii) each of the Management Agreements are in the best interests of the Funds and their shareholders.

________________________________

H-5

PACIFIC FUNDS
 WHERE TO GO FOR MORE INFORMATION
 (Unaudited)

Availability of Quarterly Holdings

         The Funds will file, not later than 60 days after the close of the applicable quarter end, complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, which began with the quarter ending December 31, 2004. The Fund’s Form N-Q, when required to be filed pursuant to applicable regulations, will be available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330; and (iii) on the Funds’ website at www.PacificLife.com.

Availability of Proxy Voting Policies

         A description of the Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities is described in the Funds’ Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-722-2333; (ii) on the Funds’ website at www.PacificLife.com; and (iii) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

         The Funds file, by August 31 of each year, information regarding how the Funds’ managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Funds’ website at www.PacificLife.com; and (ii) on the SEC’s website at http://www.sec.gov.

H-6

PACIFIC FUNDS
ANNUAL REPORT
 as of March 31, 2005

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
 Deloitte & Touche LLP
1700 Market Street
25th Floor
Philadelphia, PA  19103

COUNSEL
 Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

PACIFIC FUNDS
 P.O. Box 9768
Providence, RI  02940-9768

ADDRESS SERVICE REQUESTED

3012-5A

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the Registrant for the years ended March 31, 2005 and 2004 by the principal accountant were $163,000 and $157,500, respectively.

(b) Audit-Related Fees. There were no audit-related fees billed to the Registrant for the last two fiscal years by the principal accountant.

(c) Tax Fees. The aggregate tax fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the years ended March 31, 2005 and 2004 by the principal accountant were $66,700 and $0, respectively.

(d) All Other Fees. None.

(e)(1)  The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

The Audit Committee shall pre-approve such engagement; or

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph

(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended March 31, 2005 and 2004 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $76,700 and $108,038, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants – not applicable

Item 6.	Schedule of Investments – Schedule I – not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies – not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures

(a) The Chairman of the Board, President and Treasurer have concluded that Pacific Funds’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to Pacific Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in Pacific Funds’ internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year (the Fund’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of ethics that is subject to the disclosure of Item 2 hereof.

(a)(2) Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds

By:	/s/ Glenn S. Schafer
Glenn S. Schafer
President

Date: June 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas C. Sutton
Thomas C. Sutton
Chairman of the Board of Trustees

Date: June 3, 2005

By:	/s/ Glenn S. Schafer
Glenn S. Schafer
President

Date: June 3, 2005

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and

Accounting Officer)

Date: June 3, 2005